As filed with the Securities and Exchange Commission on December 1, 2022.

Securities Act File No. 333-

File No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.    ☐

Post-Effective Amendment No.    ☐

CRESCENT PRIVATE CREDIT INCOME CORP.

(Exact name of registrant as specified in its charter)

11100 Santa Monica Blvd., Suite 2000

Los Angeles, CA 90025

(310) 235-5900

(Address and telephone number, including area code, of principal executive offices)

George P. Hawley

President, Secretary and Treasurer

CRESCENT PRIVATE CREDIT INCOME CORP.

11100 Santa Monica Blvd. Suite 2000

Los Angeles, California 90025

(310) 235-5900

(Name and address of agent for service)

COPIES TO:

Monica J. Shilling, P.C. H. Thomas Felix Kirkland & Ellis LLP 2049 Century Park East, 37th Floor Los Angeles, California 90067 (310) 552-4200	Nicole M. Runyan. P.C. William J. Tuttle Kirkland & Ellis LLP 601 Lexington Avenue New York, New York 10022 (212) 446-4800

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plan.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 1, 2022

Preliminary Prospectus

CRESCENT PRIVATE CREDIT INCOME CORP.

Class S, Class D and Class I Shares of Common Stock

Maximum Offering of $

Minimum Offering of $

Crescent Private Credit Income Corp. is a newly organized Maryland corporation that seeks to invest primarily in directly originated assets, including debt securities and related equity investments, made to or issued by U.S. middle-market companies, which we generally define as companies with annual net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”) between $                million and $                million. To a lesser extent, we may make investments in syndicated loans and other liquid credit opportunities, including in publicly traded debt instruments, for cash management purposes, while also presenting an opportunity for attractive investment returns. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. Throughout the prospectus, we refer to Crescent Private Credit Income Corp. as the “Fund,” “we,” “us” or “our,” and Crescent Capital Group LP and its controlled affiliates as “Crescent.”

We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We are externally managed by our adviser, Crescent Cap NT Advisors, LLC (the “investment adviser”). Our investment adviser is an affiliate of Crescent.                (the “administrator”) provides certain administrative services and other services necessary for us to operate. We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company under the Internal Revenue Code of 1986, as amended.

We are offering on a continuous basis up to $                of shares of our common stock, par value $0.01 per share (the “Common Shares”), including shares of our Class S common stock (the “Class S shares”), shares of our Class D common stock (the “Class D shares”) and shares of our Class I common stock (the “Class I shares”). We are offering to sell any combination of these three classes of Common Shares, Class S shares, Class D shares and Class I shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing stockholder servicing and/or distribution fees. We intend to submit an application to the Securities and Exchange Commission (“SEC”) for an exemptive order to permit us to offer multiple classes of our Common Shares. Until an exemptive order satisfactory to us and the SEC is granted, we will only offer Class I shares and will not issue Class S shares or Class D shares. There can be no assurance the SEC will grant us such relief. Until the release of proceeds from escrow, the per share purchase price for Common Shares in our primary offering will be $                per share. Thereafter, the purchase price per share for each class of Common Shares will equal our net asset value (“NAV”) per share, as of the effective date of the monthly share purchase date. This is a “best efforts” offering, which means that                , the “intermediary manager” for this offering and an affiliate of our investment adviser, will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in this offering.

We will accept purchase orders and hold investors’ funds in an interest-bearing escrow account until we receive purchase orders for at least $                , including funds we may raise through one or more private placements of our Common Shares, but excluding shares purchased by our investment adviser, its affiliates and our directors and officers, in any combination of purchases of Class S shares, Class D shares and Class I shares and our board of directors (the “Board”) has authorized the release to us of funds in the escrow account.

Investing in our Common Shares involves a high degree of risk. See “Risk Factors” beginning on page 29 of this prospectus. Also consider the following:

•	We have no prior operating history and there is no assurance that we will achieve our investment objectives.

•

We have not identified specific investments that we will make with the proceeds of this offering. As a result, this may be deemed a “blind pool” offering and you will not have the opportunity to evaluate our investments before we make them.

•	You should not expect to be able to sell your Common Shares regardless of how we perform.

•	You should consider that you may not have access to the money you invest for an extended period of time.

•	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing.

•	Because you may be unable to sell your Common Shares, you will be unable to reduce your exposure in any market downturn.

•

Beginning no later than the first full calendar quarter from the date on which we break escrow for Common Shares sold in this offering, and at the sole discretion of our Board, we intend to commence a share repurchase program in which we intend to repurchase up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) in each quarter. In addition, any such repurchases will be at prices determined by our Board, which may be at a discount to the price at which you purchase our Common Shares in this offering.

•	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”

•

An investment in our Common Shares is suitable only for investors with the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in our Common Shares.

•

We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. A return of capital is a return of a portion of your capital investment in our Common Shares.

•

Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by our investment adviser or its affiliates, that may be subject to reimbursement to our investment adviser or its affiliates. The repayment of any amounts owed to our investment adviser or our affiliates will reduce future distributions to which you would otherwise be entitled.

•	We expect to use leverage, which will magnify the potential for loss on amounts invested in us.

•

We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.

•

We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. See “Prospectus Summary—Q: What types of investments do you intend to make?”

Neither the SEC nor any state securities regulator has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers.

The use of forecasts in this offering is prohibited. Any oral or written predictions about the amount or certainty of any cash benefits or tax consequences that may result from an investment in our Common Shares is prohibited. No one is authorized to make any statements about this offering different from those that appear in this prospectus.

	Price to the Public(1)	Proceeds to Us, Before Expenses(2)
Maximum Offering(3)	$	$
Class S Shares, per Share	$	$
Class D Shares, per Share	$	$
Class I Shares, per Share	$	$
Minimum Offering	$	$

(1)

The price per share shown will apply until funds are released to us from the escrow account. Thereafter, shares of each class of our Common Shares will be issued on a monthly basis at a price per share equal to the NAV per share for such class.

(2)

No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares. However, if you buy Class S shares or Class D shares through certain selling agents, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amounts as they may determine, provided that selling agents limit such charges to a        % cap on NAV for Class D shares and        % cap on NAV for Class S shares. Selling agents will not charge brokerage commissions on Class I shares. We and, ultimately, our common stockholders will also pay the following stockholder servicing and/or distribution fees to                , the intermediary manager, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation: (a) for Class S shares, a stockholder servicing and/or distribution fee equal to        %per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares only, a stockholder servicing and/or distribution fee equal to        % per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No stockholder servicing and/or distribution fee will be paid with respect to Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We and, ultimately, our common stockholders, will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Estimated Use of Proceeds.” FINRA defines “underwriting compensation” as any payment, right, interest, or benefit received or to be received by a participating member from any source for underwriting, allocation, distribution, advisory and other investment banking services in connection with a public offering. The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. Proceeds are calculated before deducting stockholder servicing and/or distribution fees or organization and offering expenses payable by us, which are paid over time.

(3)

The table assumes that all Common Shares are sold in the primary offering, with 1/3 of the gross offering proceeds from the sale of Class S shares, 1/3 from the sale of Class D shares, and 1/3 from the sale of Class I shares. The number of Common Shares of each class sold and the relative proportions in which the classes of Common Shares are sold are uncertain and may differ significantly from this assumption.

The date of this prospectus is                 , 2023

SUITABILITY STANDARDS

Common Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial stockholders in this offering which require that a purchaser of shares have either:

•	a gross annual income of at least $70,000 and a net worth of at least $70,000, or

•	a net worth of at least $250,000.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards set forth below:

Alabama—In addition to the suitability standards set forth above, an investment in us will only be sold to Alabama residents that have a liquid net worth of at least 10 times their investment in us and our affiliates.

California—California residents may not invest more than 10% of their liquid net worth in us and must have either (a) a liquid net worth of $350,000 and annual gross income of $65,000 or (b) a liquid net worth of $500,000.

Idaho—Purchasers residing in Idaho must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, the total investment in us shall not exceed 10% of their liquid net worth.

Iowa—Iowa investors must (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit their aggregate investment in this offering and in the securities of other non-traded BDCs to 10% of such investor’s liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities).

Kansas—It is recommended by the Office of the Securities Commissioner that Kansas investors limit their aggregate investment in our securities and other non-traded BDCs to not more than 10% of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kentucky—A Kentucky investor may not invest more than 10% of its liquid net worth in us or our affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

Maine—The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts—In addition to the suitability standards set forth above, Massachusetts residents may not invest more than 10% of their liquid net worth in us and in other illiquid direct participation programs.

i

Missouri—In addition to the suitability standards set forth above, Missouri residents may not invest more than 10% of their liquid net worth in us.

Nebraska—Nebraska investors must have (i) either (a) an annual gross income of at least $70,000 and a net worth of at least $70,000, or (b) a net worth of at least $250,000; and (ii) Nebraska investors must limit their aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) are not subject to the foregoing investment concentration limit.

New Jersey—New Jersey investors must have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of his or her liquid net worth.

New Mexico—In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor’s liquid net worth in shares of us, our affiliates and in other non-traded BDCs. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

North Dakota—Purchasers residing in North Dakota must have a net worth of at least ten times their investment in us.

Ohio—It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in the issuer, affiliates of the issuer and in any other non-traded BDCs. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles, minus total liabilities) comprised of cash, cash equivalents and readily marketable securities.

Oklahoma—Purchasers residing in Oklahoma may not invest more than 10% of their liquid net worth in us.

Oregon—In addition to the suitability standards set forth above, Oregon investors may not invest more than 10% of their liquid net worth in us and our affiliates. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.

Puerto Rico—Purchasers residing in Puerto Rico may not invest more than 10% of their liquid net worth in us, our affiliates and other non-traded BDCs. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

Tennessee—Purchasers residing in Tennessee must have a liquid net worth of at least ten times their investment in us.

Vermont—Accredited investors in Vermont, as defined in 17 C.F.R. §230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

Our investment adviser, those selling shares on our behalf and participating brokers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years after the information is used to determine that an investment in our Common Shares is suitable and appropriate for each investor. In making this determination, our investment adviser, the participating broker, registered investment adviser, authorized representative or other person selling shares will, based on a review of the information provided by the investor, consider whether the investor:

•	meets the minimum income and net worth standards established in the investor’s state;

•	can reasonably benefit from an investment in our Common Shares based on the investor’s overall investment objectives and portfolio structure;

•	is able to bear the economic risk of the investment based on the investor’s overall financial situation, including the risk that the investor may lose its entire investment; and

•	has an apparent understanding of the following:

•	the fundamental risks of the investment;

•	the lack of liquidity of our Common Shares;

•	the background and qualifications of our investment adviser; and

•	the tax consequences of the investment.

In addition to investors who meet the minimum income and net worth requirements set forth above, our Common Shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the Investment Company Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

In addition to the suitability standards established herein, (i) a participating broker may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.

Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and establishes a “best interest” obligation for broker-dealers and their associated persons when making recommendations of any securities transaction or investment strategy involving Securities to a retail customer. The obligations of Regulation Best Interest are in addition to, and may be more restrictive than, the suitability requirements listed above. When making such a recommendation to a retail customer, a broker-dealer must, among other things, act in the best interest of the retail customer at the time a recommendation is made, without placing its interests ahead of its retail customer’s interests. A broker-dealer may satisfy the best interest standard imposed by Regulation Best Interest by meeting disclosure, care, conflict of interest and compliance obligations. In addition, broker-dealers are required to provide retail investors a brief relationship summary, or Form CRS, that summarizes for the retail investor key information about the broker-dealer. Form CRS is different from this prospectus, which contains regarding this offering and the Fund. Investors should refer to the prospectus for detailed information about this offering before deciding to purchase Common Shares. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time.

ABOUT THIS PROSPECTUS

Please carefully read the information in this prospectus and any accompanying prospectus supplements, which we refer to collectively as the “prospectus.” You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information. This prospectus may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus is accurate as of any date later than the date hereof or such other dates as are stated herein or as of the respective dates of any documents or other information incorporated herein by reference.

We will disclose the NAV per share of each class of our Common Shares for each month when available on our website at www.                .com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

The words “we,” “us,” “our” and the “Fund” refer to Crescent Private Credit Income Corp., together with its consolidated subsidiaries.

Unless otherwise noted, numerical information relating to Crescent is approximate as of June 30, 2022.

Citations included herein to industry sources are used only to demonstrate third-party support for certain statements made herein to which such citations relate. Information included in such industry sources that do not relate to supporting the related statements made herein are not part of this prospectus and should not be relied upon. The industry sources and reports are provided below:

•	Standard & Poor’s Leveraged Commentary on Data; and

•	Moody’s Investors Service Ultimate Recovery Rules Data.

MULTI-CLASS EXEMPTIVE RELIEF

This prospectus relates to our Common Shares, including Class S shares, Class D shares and Class I shares. We are currently only offering Class I shares for sale. We intend to submit to the SEC an application for an exemptive order to permit us to offer additional classes of Common Shares, and we will not take actions in reliance on the order until an exemptive order satisfactory to us and the SEC is granted. Accordingly, until such exemptive relief is granted, we will only offer Class I shares and will not issue Class S shares or Class D shares. There can be no assurance we will obtain an exemptive order, and if we do obtain an exemptive order, it may require us to supplement or amend the terms set forth in this prospectus, and we will file a prospectus supplement or an amendment to the registration statement to the extent required by the SEC.

v

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements included in this prospectus and any accompanying prospectus supplement, constitute forward-looking statements, which relate to future events or our future performance or financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current or prospective portfolio investments, our industry, our beliefs, and our assumptions. We believe that it is important to communicate our future expectations to our investors. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “will,” “should,” “targets,” “projects,” and variations of these words and similar expressions identify forward-looking statements, although not all forward-looking statements include these words. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and are difficult to predict, that could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

The following factors and factors listed under “Risk Factors” in this prospectus and any accompanying prospectus supplement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. The occurrence of the events described in these risk factors and elsewhere in this prospectus and any accompanying prospectus supplement could have a material adverse effect on our business, results of operation and financial position. The following factors are among those that may cause actual results to differ materially from our forward-looking statements:

•	the impact of COVID-19 on our portfolio companies and the markets in which they operate, interest rates and the economy in general;

•	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments;

•	regulations governing our operation as a business development company;

•	financing investments with borrowed money;

•	operation in a highly competitive market for investment opportunities;

•

the receipt of an SEC exemptive order allowing the offering of multiple classes of shares or an exemptive order allowing co-investments with certain other funds managed by the investment adviser or its affiliates;

•	our ability to successfully complete and integrate any acquisitions;

•	risks associated with original issue discount (“OID”) and payment-in-kind (“PIK”) interest income;

•	changes in interest rates may affect our cost of capital and net investment income;

•	the impact of changes in London Interbank Offered Rate (“LIBOR”) on our operating results;

•	uncertainty as to the value of certain portfolio investments;

•	our ability to deploy any capital raised in this offering;

•	lack of liquidity in investments;

•

potential adverse effects of new or modified laws and regulations, such as the recently announced Inflation Reduction Act of 2022, the Coronavirus Aid, Relief and Economic Security Act of 2020 and the American Rescue Plan Act of 2021, governing our operations or the operations of our portfolio companies;

•	the social, geopolitical, financial, trade and legal implications of Brexit;

•	the timing, form and amount of any dividend distributions;

•	risks regarding distributions;

•	potential resignation of our investment adviser and/or administrator;

•	potential adverse effects of price declines and illiquidity in the corporate debt markets;

•	potential impact of economic recessions or downturns;

•	defaults by portfolio companies;

•	the outcome and impact of any litigation;

•	uncertainty surrounding the financial stability of the United States, Europe and China;

•	adverse developments in the credit markets; and

•	potential fluctuation in quarterly operating results.

Although we believe that the assumptions on which these forward-looking statements are based upon are reasonable, some of those assumptions may be based on the work of third parties and any of those assumptions could prove to be inaccurate; as a result, forward-looking statements based on those assumptions also could prove to be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus and any accompanying prospectus supplement should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or any prospectus supplement or other information incorporated herein by reference, as applicable. We do not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Exchange Act.

PROSPECTUS SUMMARY

This prospectus summary highlights certain information contained elsewhere in this prospectus. This is only a summary and it may not contain all of the information that is important to you. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the “Risk Factors” section. Except where the context suggests otherwise, the terms “we,” “us,” “our,” “the Fund” and “Crescent Private Credit Income Corp.” refer to Crescent Private Credit Income Corp. and its consolidated subsidiaries; “Crescent Cap NT Advisors, LLC” and “our investment adviser” refer to Crescent Cap NT Advisors, LLC; “                 ” and “our administrator” refer to                  and “Crescent” and “Crescent Capital” refer to Crescent Capital Group LP and its affiliated companies (other than portfolio companies and its affiliated funds).

Q:	What is Crescent Private Credit Income Corp.?

A:

We are a specialty finance company focused on lending to middle-market companies. We are a newly organized Maryland corporation formed on November 10, 2022. We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We are externally managed by our adviser, Crescent Cap NT Advisors, LLC (the “investment adviser”), an affiliate of Crescent Capital Group LP (“Crescent”).

Q:	Who is Crescent?

A:

Crescent is a global credit investment manager with total assets under management of approximately $40 billion. Crescent focuses on below investment grade credit through strategies that invest in marketable and privately originated debt securities including senior bank loans, high yield bonds, as well as private senior, unitranche and junior debt securities. Headquartered in Los Angeles, Crescent has over 200 employees based in five offices in the U.S. and Europe.

Crescent, was formed in 1991 by Mark Attanasio and Jean-Marc Chapus as an asset management firm specializing in below-investment grade debt securities. With a 30-year investment track record in private credit, Crescent possesses the scale, market presence and experience to provide bespoke one-stop solutions to all segments of the middle-market.

In 2021, Sun Life Financial (collectively with its affiliates, “Sun Life”) acquired a majority economic interest in Crescent. Crescent operates as an independent business within Sun Life, with its own product offerings and investment, marketing and support teams. Sun Life is a publicly-owned Canadian financial services organization with an over 150-year history and over $1 trillion of assets under management. Sun Life has committed to invest up to $750 million in Crescent’s investment strategies, supporting the launch of new products and creating alignment with Crescent’s investors.

Our objective is to bring Crescent’s leading credit investment platform to the non-exchange traded BDC industry.

Q:	What are your investment objectives?

A:

Our investment objectives are to maximize the total return to our stockholders in the form of current income and, to a lesser extent, long-term capital appreciation through debt and related equity investments.

Q:	What is your investment strategy?

A:	We will seek to meet our investment objectives by:

•

utilizing the experience and expertise of the management team of the investment adviser, along with the broader resources of Crescent, in sourcing, evaluating and structuring transactions, subject to Crescent’s policies and procedures regarding the management of conflicts of interests;

•

employing an investment approach focused on long-term credit performance and principal protection, generally investing in loans with loan-to-value metrics and interest coverage ratios that the investment adviser believes provide substantial credit protection, and also seeking favorable financial protections, including, where the investment adviser believes necessary, more restrictive covenants;

•

focusing primarily on loans and securities of middle-market private U.S. borrowers who seek access to financing and who historically relied heavily on bank lending or capital markets. We define middle-market private U.S. borrowers as those companies that generally generate on an annual basis between $                million and $                    million in EBITDA, as may be adjusted for market disruptions, mergers and acquisitions-related charges and synergies, and other items. We believe this opportunity set generates favorable pricing and more rigorous structural protections relative to that offered by investments in the broadly syndicated markets. From time to time, we may also invest in loans and debt securities issued by corporate borrowers outside of the middle-market private borrower space to the extent we believe such investments enhance the overall risk/return profile for our common stockholders and help us meet our investment objectives; and

•	maintaining rigorous portfolio monitoring in an attempt to mitigate negative credit events within our portfolio.

Our investment strategy is expected to capitalize on Crescent’s scale and reputation in the market as an attractive financing partner to source investments with attractive pricing and terms, emphasizing capital preservation through credit selection and risk mitigation. This approach reflects Crescent’s view that the cornerstone of successful investing is fundamental credit analysis. We expect to benefit from Crescent’s ability to transact in size and provide speed and certainty of execution, as well as its long-standing and extensive relationships with both private equity firms and companies. We also expect our targeted portfolio to provide downside protection through conservative capital structures with meaningful cash flow and interest coverage, priority in the capital structure and information requirements.

Q:	What type of investments do you intend to make?

A:

Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds, other credit instruments and related equity securities that are issued in private offerings or issued by private companies).

Once we have invested a substantial amount of proceeds from this offering, under normal circumstances we expect that the majority of our portfolio will be in privately originated and privately negotiated investments, predominantly directly lending to U.S. middle market companies through (i) first lien senior secured and unitranche loans and (ii) second lien, unsecured, subordinated or mezzanine loans and structured credit, as well as broadly syndicated loans, club deals (generally investments made by a small group of investment firms) and other debt and equity securities of private U.S. middle-market companies, including equity co-investments (the investments described in this sentence, collectively, “private credit”). To a lesser extent, we will also invest in publicly traded securities of large corporate issuers, which will generally be liquid, and may be used for the purposes of maintaining liquidity for our share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.

While most of our investments will be in private U.S. companies (subject to compliance with BDCs’ regulatory requirement to invest at least 70% of its assets in private U.S. companies), we also expect to invest to some extent in European and other non-U.S. companies. We do not, however, expect to invest in emerging markets. Subject to the limitations of the Investment Company Act, we may also invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Crescent funds. We expect that the majority of our private credit investments will be originated by our investment adviser or its affiliates, which we may participate in given our exemptive relief from the SEC that allows us to engage in such co-investment transactions. See “Regulation—Exemptive Relief.”

The loans in which we invest will generally pay floating interest rates based on a variable base rate. The senior secured loans, unitranche loans and senior secured bonds in which we will invest generally have stated terms of five to eight years, and the mezzanine, unsecured or subordinated debt investments that we may make will generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and five years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. We expect most of our debt investments will be unrated, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, if our unrated investments were rated, they would be rated below investment grade. These securities have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to the Fund’s business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options, currency options, forward contracts, interest rate swaps, caps, collars and floors. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.

Our investment are subject to a number of risks. See “Investment Objectives and Strategies” and “Risk Factors.”

The investments we will make are also subject to a number of risks, including as a result of the debt instruments we will invest in, economic recessions, inflation, and risks related to the structure of the type of debt investments we will make, among others. Furthermore, we intend to primarily invest in U.S. middle-market companies and such investments involve a number of risks, including that these companies may have limited financial resources, may be unable to meet their obligations, typically have shorter operating histories, typically depend on the talents and efforts of a small group of persons, generally have little available public information, generally have less predictable operating results and may have difficulty accessing capital markets to meet future capital needs. See “Risk Factors—Risks Relating to our Investments” for more information on the types of investments we may make and their risks.

Q:	What is an originated loan?

A:

An originated loan is a loan where we lend directly to the borrower and hold the loan on our own or generally with other Crescent affiliates or sometimes with a small number of other unaffiliated lenders. This is distinct from a syndicated loan, which is generally originated by a bank and then syndicated, or sold to other investors. Originated loans are generally held until maturity or until they are refinanced by the borrower. Syndicated loans often have liquid markets and can be traded by investors.

Q:	What competitive strengths does the investment adviser offer?

A:

Crescent is one of the longest-tenured players in the middle market direct lending space and in the private credit space more broadly, with extensive experience originating and managing below-investment grade debt investments across multiple strategies and over numerous market cycles. We believe investors may benefit from the following investment adviser strengths:

•	The Crescent Platform. Since 1991, Crescent has been focused on and is a leading investor and credit manager in the below-investment grade credit markets. Crescent’s experience and performance across its investment strategies has earned the firm recognition and a reputation as a leading, reliable and creative provider of below-investment grade secured and unsecured debt capital solutions. We believe that the breadth of Crescent’s approximately $40 billion platform is a distinct strength when sourcing proprietary investment opportunities, providing access to an extensive network of relationships and insights into industry trends and the state of the capital markets. The Fund’s affiliation with Crescent provides a distinct competitive advantage across the credit spectrum through Crescent’s market presence, scale, origination capabilities and experience investing in private credit. Crescent’s private credit strategies have collectively invested over $33 billion across more than 500 transactions since inception, with a primary focus on partnering with private equity firms on new opportunities. Over its history, Crescent’s private credit investment team (the “Private Credit Team”) has:

•	Reviewed over 15,000 transactions

•	Originated opportunities from over 1,100 unique private equity firms, and

•	Closed one or more debt financings with over 250 unique private equity firms

Crescent also leverages market information, company knowledge and industry insight to enhance its ability to select liquid and illiquid credit assets for the Fund. Crescent’s professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

•

Scale and Tenure in the Credit Markets. Given Crescent is a significant counterparty to investment banks and financial sponsors across a diverse set of credit strategies, we believe it gains differentiated access to primary and secondary investment opportunities. Crescent is also one of the largest U.S. direct lenders and liquid credit managers, which makes it a desirable and flexible capital provider, especially in competitive markets. We believe Crescent’s scale and experience enables it to identify attractive investment opportunities throughout economic cycles and across a company’s capital structure so we can make investments consistent with our stated investment objectives. Given its focus on capital preservation, Crescent has been entrusted with third party capital to invest across the below investment grade corporate credit landscape for over three decades and across numerous market cycles:

•

Seasoned and Integrated Investment Team. We believe the depth of the experience of Crescent’s senior management team, together with the wider resources of Crescent’s team of investment professionals, which is dedicated to identifying, originating, investing in and managing a portfolio of credit investments, is one of Crescent’s key strengths when sourcing and analyzing investment opportunities. Within Crescent, there are over 95 dedicated investment professionals, including the 70-person private credit investment team (the “Private Credit Team”). Senior investment professionals on the Private Credit Team average over 20 years of relevant industry experience and over 10 years at Crescent.

•

Established, Research-Focused Investment Process. With over three decades of experience of investing in below investment grade credit, Crescent has developed an extensive investment review process, seeking to achieve attractive risk adjusted returns while minimizing losses. Crescent’s investment approach seeks to combine a rigorous analysis of macroeconomic and market factors with a deep understanding of individual companies and their respective industries, management and prospects. We believe Crescent’s disciplined investment approach is distinguished by the following:

•

Credit-Focused Due Diligence. Crescent’s investment process and the depth and experience of its investment team allow it to conduct thorough due diligence necessary to identify and appropriately evaluate risks and opportunities. Crescent’s disciplined approach is focused on identifying sustainable businesses with leading and defensible market positions, strong, and properly incentivized management teams, solid liquidity and free cash flow generation, and appropriate capital structures. Evaluation of investment opportunities begins with fundamental credit-focused company and industry research and, in Crescent’s private fund strategies, culminates in a formal review by the respective investment committees.

•

Ability to Structure Investments Creatively. Crescent has extensive experience investing across the capital structure of portfolio companies. The resulting investments include secured and unsecured debt, including senior notes, subordinated debt and related equity securities. Furthermore, we believe that Crescent can structure attractively priced debt investments which allow for the incorporation of other return-enhancing mechanisms such as commitment fees, original issue discounts, early redemption premiums, PIK interest or some form of equity securities.

•

Active Portfolio Monitoring. Crescent actively monitors the credit profile of portfolio investments, with the aim of proactively identifying sector and operational issues and carefully managing risks. Crescent regularly receives monthly and/or quarterly financial and operating reporting metrics from its portfolio companies as well as typically engages in direct dialogue with the management team and private equity sponsor.

•

Long-Term Investment Horizon. Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we will not be required to return capital to our common stockholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a long-term lens, provides us with an attractive opportunity to increase total returns on invested capital.

•

Track Record of Strong Capital Preservation. Capital preservation is a core component of Crescent’s investment philosophy. In addition to its focus on sustainable businesses, Crescent employs a highly selective and rigorous diligence and investment evaluation process focused on identification of potential risks. Crescent believes tight credit structuring is a fundamental part of the risk and recovery calculus, as the illiquidity in private credit means that secondary market liquidity is not a reliable risk mitigant. This philosophy has translated into what we believe to be one of the strongest track records in the private credit space. Since inception, Crescent’s Credit Solutions (1992) (formerly known as “Mezzanine”), Direct Lending (2005) and European Specialty Lending strategies (2014) (collectively, “Crescent Private Credit”) have experienced historical net loss ratios of less than 20 basis points, 5 basis points and 7 basis points, respectively.

•

Breadth of Middle Market Coverage. Crescent Private Credit strategies collectively cover lower-, middle- and upper-middle market companies with annual EBITDA generally ranging from $                million to $                million. We believe Crescent has the flexibility to opportunistically make investments across a wide spectrum of debt opportunities given its dedicated strategies focused on the middle-market. We believe this target market has been underserved by banks, which have withdrawn from the middle- and upper-middle markets, as well as many direct lending institutions, who do not have the scale or resources needed to service the requirements of these borrowers.

Q:	What is the market opportunity?

A:

Private credit as an asset class has grown considerably since the global financial crisis of 2008. We expect this growth to continue and, along with the factors outlined below, to provide a robust backdrop to what Crescent believes will be a significant number of attractive investment opportunities aligned to our investment strategy.

Attractive Opportunities in Senior Secured Loans. We believe that opportunities in senior secured loans are significant because of the strong defensive characteristics of this asset class. While there is inherent risk in investing in any securities, senior secured loans benefit from their priority position, typically sitting as the most senior obligation in an issuer’s or borrower’s capital structure. Senior secured loans generally consist of floating rate cash interest payments that Crescent believes can be an attractive return attribute in a rising interest rate environment. In addition to a current income component, senior secured loans typically include original issue discount, closing payments, commitment fees, SOFR (or other benchmark interest rate) floors, call protection, and/or prepayment penalties and related fees that are additive components of total return. The seniority and security of a senior secured loan, coupled with the privately negotiated nature of direct lending, are helpful mitigants in reducing downside risk. Further, these investments are secured by the issuer’s or borrower’s assets, and often have restrictive covenants for the purpose of additional principal protection and ensuring repayment before junior creditors. These attributes have contributed to the comparatively strong record of recovery after a default, as senior secured loans have historically demonstrated a higher recovery rate than unsecured parts of an issuer’s capital structure.

Large and Growing Target Market. According to the National Center for The Middle Market, there were nearly 200,000 middle market companies in the United States with annual revenues between $10 million and $1 billion as of December 31, 2021. This market, which employs approximately 48 million people and represents one-third of private sector GDP in the United States, has generated a significant number of investment opportunities for investment vehicles advised by Crescent and its affiliates over the past three decades, and we believe that this market segment will continue to produce significant investment opportunities for us.

Consistent, Strong Leveraged Buyout Volumes Driving Demand. Leveraged buyout transaction volume in the United States has experienced significant growth over the past decade:

Source: S&P Global Market Intelligence.

We believe that the private equity markets will remain active, in part due to the significant amount of uninvested capital available to private equity funds. According to Preqin, as of October 31, 2022, buyout funds had approximately $957 billion of undrawn capital commitments available for investment globally. This large pool of private equity capital represents significant potential for future leveraged buyout activity and associated private financing, at a time when Crescent believes the supply of private debt fund capital, while growing, is relatively limited. The amount of private debt fund capital available globally as of

October 31, 2022 was approximately $274 billion, representing approximately 30% of available buyout capital, as illustrated in the chart below.

Source: Preqin.

Increasing activity in the leveraged buyout market suggests greater demand for various forms of private, direct debt solutions. We believe that the current levels of private equity activity present attractive investment opportunities for middle-market lenders with dedicated pools of committed capital to deploy, and Crescent’s ability to compete for these opportunities on the basis of size, certainty of execution and deep relationships with hundreds of private equity sponsors, affords us advantages.

Sponsor-Backed Middle Market Companies Attracted to Private Credit Solutions. Private equity firms continue to allocate an increasing share of their financings to direct lenders over the syndicated debt markets. As private credit has grown in size, the ability to commit to and hold larger debt tranches has led to market share gains. One driver of the market share gains is due to the fact that private credit typically provides for greater certainty of execution, particularly in periods of market volatility, relative to the syndicated credit markets, with one or more private credit lenders committing to an entire tranche and / or capital structure, significantly reducing the market risk typically associated with a broadly syndicated deal.

Source: Capital IQ, LCD, Refinitiv.

Q:	Why do you intend to invest in liquid credit investments in addition to originated loans?

A:

We believe that our liquid credit investments will help maintain liquidity to satisfy our share repurchase program in which we intend to repurchase up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) in each quarter and manage cash before investing subscription proceeds into originated loans while also seeking attractive investment returns. We expect these investments to enhance our risk/return profile and serve as a source of liquidity for the Fund.

Q:	How will you identify investments?

A:

In order to source transactions, the investment adviser will leverage the breadth of its platform and its significant access to transaction flow, along with its trading platform. The investment adviser will seek to generate investment opportunities primarily through direct origination channels, as well as through syndicate and club deals. The investment adviser will continue to employ a disciplined approach with respect to sourcing, evaluating and executing prospective investment opportunities, consistent with how Crescent manages its funds’ investments across the firm. Crescent’s process is defined by an emphasis on meaningful downside protection and the preservation of capital, which our investment adviser will seek to achieve through extensive due diligence, asset-level and market environment analysis, a systematic approach to identifying risk and structuring and a hands-on approach to driving value and managing investments throughout the ownership period. We believe that Crescent’s strong reputation and longstanding relationships will help drive meaningful proprietary deal flow and a significant pipeline of investment opportunities for the Fund.

Q:	Will you use leverage?

A:

Yes. To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of the investment adviser, but in no event will leverage employed exceed the limitations set forth in the Investment Company Act, which currently allows us to borrow up to a 2:1 debt to equity ratio. We intend to use leverage in the form of borrowings, including loans from certain financial institutions and the issuance of debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund.

Q:	How will the Fund be allocated investment opportunities?

A:

Crescent, including our investment adviser, provides or may provide investment management services to other BDCs, including Crescent Capital BDC, Inc. (“CCAP”), registered investment companies, investment funds, client accounts and proprietary accounts that Crescent may establish.

Our investment adviser has received an exemptive order from the SEC that permits us and other BDCs and registered closed-end management investment companies managed by Crescent to co-invest in portfolio companies with each other and with affiliated investment funds (the “Co-Investment Exemptive Order”). Co-investments made under the Co-Investment Exemptive Order are subject to compliance with certain conditions and other requirements which could limit our ability to participate in a co-investment transaction. We may also otherwise co-invest with funds managed by Crescent or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our investment adviser’s allocation procedures.

If an investment falls within our investment objectives and strategies, Crescent must offer an opportunity for us to participate. We may determine to participate or not to participate, depending on whether our investment adviser determines that the investment is appropriate for us (e.g., based on investment strategy). If our investment adviser determines that our participation is appropriate, it will then determine an appropriate level of investment. If the size of a co-investment opportunity is insufficient to meet our and the other Crescent funds’ desired level of participation in full, co-investment would generally be allocated to us and the other Crescent funds that target similar assets pro rata based on available capital in the applicable asset class. If our investment adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but our investment adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board at the next quarterly board meeting.

Q:	How is an investment in our Common Shares different from an investment in listed BDCs?

A:	An investment in our Common Shares generally differs from an investment in listed BDCs in a number of ways, including:

•

Shares of listed BDCs are priced by the trading market, which is influenced generally by numerous factors, not all of which are related to the underlying value of the entity’s assets and liabilities. Our Board, rather than the “market,” determined the initial offering price of our Common Shares in its sole discretion after considering the initial public offering prices per share of other blind pool non-traded BDCs. The estimated value of our assets and liabilities will be used to determine our NAV following the date on which we break escrow for this offering. As a result, non-traded BDCs are generally less volatile and more closely correlated with the values of their underlying loans as opposed to other conditions that may impact public markets.

•

An investment in our Common Shares has limited or no liquidity outside of our share repurchase plan and our share repurchase plan may be modified, suspended or terminated. In contrast, an investment in a listed BDC is a liquid investment, as shares can be sold on an exchange at any time the exchange is open.

•	Some listed BDCs are self-managed, whereas our investment operations are managed by the investment adviser, which is part of Crescent.

•

Listed BDCs may be reasonable alternatives to the Fund, and may be less costly and less complex with fewer and/or different risks than we have. Such listed BDCs will likely have historical performance that investors can evaluate and transactions for listed securities often involve nominal or no commissions.

•

Unlike the offering of a listed BDC, this offering will be registered in every state in which we are offering and selling shares. As a result, we include certain limits in our governing documents that are not typically provided for in the charter of a listed BDC. For example, our charter limits the fees we may pay to the investment adviser. A listed BDC does not typically provide for these restrictions within its charter. A listed BDC is, however, subject to the governance requirements of the exchange on which its shares are traded, including requirements relating to its board, its audit committee, independent director oversight of executive compensation and the director nomination process, code of conduct, stockholder meetings, related party transactions, stockholder approvals and voting rights.

•

Although we expect to follow many of these same governance guidelines, there is no requirement that we do so unless it is required for other reasons. Both listed BDCs and non-traded BDCs are subject to the requirements of the Investment Company Act and the Exchange Act.

Q:	For whom may an investment in our Common Shares be appropriate?

A:	An investment in our Common Shares may be appropriate for you if you:

•	meet the minimum suitability standards described above under “Suitability Standards;”

•	seek to allocate a portion of your investment portfolio to a direct investment vehicle with an income-oriented portfolio of primarily U.S. credit investments;

•	seek to receive current income through regular distribution payments;

•	wish to obtain the potential benefit of long-term capital appreciation; and

•	are able to hold your Common Shares as a long-term investment and do not need liquidity from your investment quickly in the near future.

We cannot assure you that an investment in our Common Shares will allow you to realize any of these objectives. An investment in our Common Shares is only intended for investors who do not need the ability to sell their shares quickly in the future since we are not obligated to offer to repurchase any of our Common Shares in any particular quarter in our discretion. See “Share Repurchase Program.”

Q:	Are there any risks involved in buying our Common Shares?

A:

Investing in our Common Shares involves a high degree of risk. If we are unable to effectively manage the impact of these risks, we may not meet our investment objectives and, therefore, you should purchase our Common Shares only if you can afford a complete loss of your investment. An investment in our Common Shares involves significant risks and is intended only for investors with a long-term investment horizon and who do not require immediate liquidity or guaranteed income. Some of the more significant risks relating to an investment in our Common Shares include those listed below:

•	We have no prior operating history and there is no assurance that we will achieve our investment objectives.

•

We have not identified specific investments that we will make with the proceeds of this offering. As a result this may be deemed a “blind pool” offering and you will not have the opportunity to evaluate our investments before we make them.

•

There may be changes in laws or regulations (including interpretations thereof), including tax laws, governing our operations or the operations of our portfolio companies or the operations of our competitors.

•	You should not expect to be able to sell your Common Shares regardless of how we perform.

•	You should consider that you may not have access to the money you invest for an extended period of time.

•	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing.

•	Because you may be unable to sell your Common Shares, you will be unable to reduce your exposure in any market downturn.

•

Beginning no later than the first full calendar quarter from the date on which we break escrow for Common Shares sold in this offering, and at the sole discretion of our Board, we intend to commence a share repurchase program in which we intend to repurchase up to 5.0% of our Common Shares outstanding (either by number of shares or aggregate NAV) in each quarter. In addition, any such repurchases will be at prices determined by our Board, which may be at a discount to the price at which you purchase our Common Shares in this offering. See “Share Repurchase Program.”

•	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”

•

We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a stockholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price.

•

Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the investment adviser or its affiliates, that may be subject to reimbursement to the investment adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

•	We expect to use leverage, which will magnify the potential for loss on amounts invested in us.

•

We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act (the “JOBS Act”), and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.

•

We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. See “Prospectus Summary—Q: What types of investments do you intend to make?”

Q:	Do you currently own any investments?

A:	No.

Q:	What is the role of our Board?

A:

We operate under the direction of our Board. We have                directors,                of whom have been determined to be independent of us, the investment adviser, Crescent and its affiliates (“independent directors”). Our independent directors are responsible for reviewing the performance of the investment adviser and approving the compensation paid to the investment adviser and its affiliates. The names and biographical information of our directors are provided under “Management of the Fund—Directors and Executive Officers.”

Q:	What is the difference between the Class S shares, Class D shares and Class I shares being offered?

A:

We are offering to the public three classes of Common Shares: Class S shares, Class D shares and Class I shares. The differences among the share classes relate to ongoing stockholder servicing and/or distribution fees. In addition, although no upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, if you buy Class S shares or Class D shares through certain selling agents, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a        % cap on NAV for Class D shares and        % cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. See “Description of Our Shares” and “Plan of Distribution” for a discussion of the differences between our Class S shares, Class D shares and Class I shares.

Assuming a constant net asset value per share of $                , we expect that a one-time investment in shares of each class of our Common Shares (representing an aggregate net asset value of $                for each class) would be subject to the following stockholder servicing and/or distribution fees:

	Annual Stockholder Servicing and/or Distribution Fee	Total Over Five Years
Class S	$	$
Class D	$	$
Class I	$	$

Class S shares are available through brokerage and transaction-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating broker-dealers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating broker- dealers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and directors and their immediate family members, as well as officers and employees of our investment adviser, Crescent, or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S shares or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged for a number of Class I shares with an equivalent NAV. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.

If you are eligible to purchase all three classes of shares, then in most cases you should purchase Class I shares because participating brokers will not charge transaction or other fees, including upfront placement fees or brokerage commissions, on Class I shares and Class I shares have no stockholder servicing or distribution fees, which will reduce the NAV or distributions of the other share classes. However, Class I shares will not receive stockholder services.

Our Class S shares, Class D shares and Class I shares are available for different categories of investors. Class S shares are available to the general public. Class D shares are available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, (2) through participating broker-dealers that have alternative fee arrangements with their clients, (3) through investment advisers registered under the Investment Advisers Act of 1940 or applicable state law or (4) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers. Class I shares are available for purchase in this offering only (1) by institutional accounts as defined by FINRA Rule 4512(c), (2) through bank-sponsored collective trusts and bank-sponsored common trusts, (3) by retirement plans (including a director or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company), foundations or endowments, (4) through certain financial intermediaries that are not otherwise registered with or as a broker-dealer and that direct clients to trade with a broker-dealer that offers Class I shares, (5) by our executive officers and directors and their immediate family members, as well as officers and employees of the investment adviser and the investment adviser’s product specialists or other affiliates of the investment adviser and their immediate family members, our product specialists and their affiliates and, if approved by our Board, joint venture partners, consultants and other service providers, (6) by investors purchasing shares in a transaction that entitles our intermediary manager to a “primary dealer fee,” (7) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers and (8) by any other categories of purchasers that we name in an amendment or supplement to this prospectus. If you are eligible to purchase any of the classes of shares, you should consider, among other things, the amount of your investment, the length of time you intend to hold the shares, the selling commission and fees attributable to each class of shares and whether you qualify for any selling commission discounts if you elect to purchase Class S shares. Before making your investment decision, please consult with your financial advisor regarding your account type and the classes of Common Shares you may be eligible to purchase.

Q:	At what point will the initial proceeds of this offering be released from escrow?

A:

We will take purchase orders and hold investors’ funds in an interest-bearing escrow account until we receive purchase orders for at least $                million (including funds we may raise through one or more private placements of our Common Shares, but excluding any shares purchased by our investment adviser, its affiliates and our directors and officers), and our Board has authorized the release of the escrowed purchase order proceeds to us so that we can commence operations. Even if we receive purchase orders for $                million, our Board may elect to wait a substantial amount of time before authorizing, or may elect not to authorize, the release of the escrowed proceeds. If we do not raise the minimum amount and commence operations by                , 2024 (one year following the effective date of the registration statement of which this prospectus is a part), this offering will be terminated and our escrow agent will promptly send you a full refund of your investment with interest and without deduction for escrow expenses. Notwithstanding the foregoing, you may elect to withdraw your purchase order and request a full refund of your investment with interest and without deduction for escrow expenses at any time before the escrowed funds are released to us. If we break escrow for

Common Shares sold in this offering and commence operations, interest earned on funds in escrow will be released to our account and constitute part of our net assets.

Q:	What is the per share purchase price?

A:

During the escrow period, the per share purchase price for our Common Shares will be $                . After the close of the escrow period, shares will be sold at the then-current NAV per share, as described below.

Q:	How will your NAV per share be calculated after the escrow period?

A:

At the conclusion of the escrow period, NAV for our Common Shares will be equal to the net proceeds received by us from purchases of shares during the escrow period, less our liabilities. Thereafter, our NAV will be determined based on the value of our assets less our liabilities, including accrued fees and expenses, as of any date of determination.

Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, our investment adviser utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our investment adviser, as the Board’s valuation designee, determines the fair value of the investments in good faith, based on, among other things, the fair valuation recommendations from investment professionals, the oversight of the Fund’s Audit Committee and independent third-party valuation firms. See “Determination of Net Asset Value.”

Q:	Is there any minimum investment required?

A:

The minimum initial investment in Class                shares and Class                shares is $                , and the minimum investment in Class                shares is $                . The minimum subsequent investment in our Common Shares is $                per transaction, except that the minimum subsequent investment amount does not apply to purchases made under our distribution reinvestment plan. In addition,                (the “Intermediary Manager”), an affiliate of our investment adviser, may elect to accept smaller investments in its discretion.

Q:	What is a “best efforts” offering?

A:

This is our initial public offering of our Common Shares on a “best efforts” basis. A “best efforts” offering means the Intermediary Manager and the participating brokers are only required to use their best efforts to sell the shares. When shares are offered to the public on a “best efforts” basis, no underwriter, broker-dealer or other person has a firm commitment or obligation to purchase any of the shares. Therefore, we cannot guarantee that any minimum number of shares will be sold.

Q:	What is the expected term of this offering?

A:

We have registered $                in Common Shares. It is our intent, however, to conduct a continuous offering for an extended period of time, by filing for additional offerings of our Common Shares, subject to regulatory approval and continued compliance with the rules and regulations of the SEC and applicable state laws.

We will endeavor to take all reasonable actions to avoid interruptions in the continuous offering of our Common Shares. There can be no assurance, however, that we will not need to suspend our continuous offering while the SEC and, where required, state securities regulators, review such filings for additional offerings of our Common Shares until such filings are declared effective, if at all.

Q:	When may I make purchases of shares and at what price?

A:

Subscriptions to purchase our Common Shares may be made on an ongoing basis, but after the time we break escrow for Common Shares sold in this offering, investors may only purchase our Common Shares pursuant to accepted subscription orders effective as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request including the full subscription amount must be received in good order at least five business days prior to the first day of the month (unless waived by the Intermediary Manager). During the escrow period, the per share purchase price for our Common Shares will be $                .

Notice of each share transaction will be furnished to stockholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV is determined and credited to the stockholder’s account, together with information relevant for personal and tax records. While a stockholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of shares will be available generally within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that NAV and each stockholder’s purchase will be determined and shares are credited to the stockholder’s account as of the effective date of the share purchase.

See “How to Subscribe” for more details.

Q:	When will the NAV per share be available after the escrow period?

A:

We will report our NAV per share as of the last day of each month on our website within 20 business days of the last day of each month. Because subscriptions must be submitted at least five business days prior to the first day of each month, you will not know the NAV per share at which you will be subscribing at the time you subscribe.

For example, if you are subscribing in October, your subscription must be submitted at least five business days prior to November 1. The purchase price for your Common Shares will be the NAV per share determined as of October 31. The NAV per share as of October 31 will generally be available within 20 business days from October 31.

Q:	May I withdraw my subscription request once I have made it?

A:

Yes, after we break escrow, you may withdraw your subscription request if we have not yet accepted it. Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line,                .

Prior to the date on which we break escrow, you may, upon written request to us or the intermediary manager, withdraw your purchase order. See “Plan of Distribution—Escrow Arrangement” for more information.

Q:	When will my subscription be accepted?

A:	Completed subscription requests will not be accepted by us any earlier than two business days before the first day of each month.

Q:	Will I receive distributions and how often?

A:

We currently intend to pay regular monthly distributions commencing with the first full calendar quarter after the escrow period concludes. Any distributions we make will be at the discretion of our Board, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Maryland law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board’s discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC (as defined below) requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our common stockholders of at least 90% of our taxable income and tax exempt interest. See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S shares, Class D shares and Class I shares generally differ because of different class-specific stockholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and distributions on Class D shares will be lower than Class I shares because we are required to pay higher ongoing stockholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay a higher ongoing stockholder servicing and/or distribution fees with respect to Class D shares (compared to Class I shares). In this way, stockholder servicing and/or distribution fees are indirectly paid by holders of Class S shares and Class D shares, in that the stockholder servicing and/or distribution fee charged to investors are used by the Fund to pay for the services provided by financial intermediaries.

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings, return of capital or proceeds of this offering will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Additionally, funding distributions from the sales of assets, borrowings, return of capital or proceeds of this offering may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.

Q:	Will the distributions I receive be taxable as ordinary income?

A:

Generally, distributions that you receive, including cash distributions that are reinvested pursuant to our distribution reinvestment plan, will be taxed as ordinary income to the extent they are paid from our current or accumulated earnings and profits. Dividends received will generally not be eligible to be taxed at the lower U.S. federal income tax rates applicable to individuals for “qualified dividends.”

We may designate a portion of distributions as capital gain dividends taxable at capital gain rates to the extent we recognize net capital gains from asset sales. In addition, a portion of your distributions may be considered return of capital for U.S. federal income tax purposes. Amounts considered a return of capital generally will not be subject to tax, but will instead reduce the tax basis of your investment. This, in effect, defers a portion of your tax until your Common Shares are repurchased, you sell your Common Shares or we are liquidated, at which time you generally will be taxed at capital gains rates. Because each investor’s tax position is different, you should consult with your tax advisor. In particular, non-U.S. investors should consult their tax advisors regarding potential withholding taxes on distributions that they receive. See “Certain U.S. Federal Income Tax Considerations.”

Q:	May I reinvest my cash distributions in additional shares?

A:

Yes. We have adopted a distribution reinvestment plan whereby stockholders (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, Ohio, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan) will have their cash distributions automatically reinvested in additional Common Shares unless they elect to receive their distributions in cash. Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares. Ohio residents that own Class S shares or Class D Shares are not eligible to participate in our distribution reinvestment plan. If stockholders participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that the stockholders own will be automatically invested in additional Common Shares. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent NAV per share for such shares at the time the distribution is payable. Stockholders will not pay upfront selling commissions when purchasing shares under our distribution reinvestment plan; however, all shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing stockholder servicing and/or distribution fees. Participants may terminate their participation in the distribution reinvestment plan by providing written notice to the Plan Administrator (defined below) five business days in advance of the first calendar day of the next month in order for a stockholder’s termination to be effective for such month. See “Description of Our Shares” and “Distribution Reinvestment Plan.”

Q:	Can I request that my shares be repurchased?

A:

Yes, subject to limitations. Beginning no later than the first full calendar quarter from the date on which we break escrow for Common Shares sold in this offering, and at the discretion of our Board, we intend to commence a share repurchase program in which we intend to repurchase up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) in each quarter. Our Board may amend, suspend or terminate the share repurchase program at any time if it deems such action to be in our best interests. For example, in accordance with our directors’ duties to the Fund, our Board may amend, suspend or terminate the share repurchase program during periods of market dislocation where selling assets to fund a repurchase could have a materially negative impact on remaining stockholders. As a result, share repurchases may not be available each quarter. Following any such suspension, the Board will reinstate the share repurchase program when appropriate and subject to our directors’ duties to the Fund. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the Investment Company Act, with the terms of such tender offer published in a tender offer statement to be sent to all stockholders and filed on Schedule TO. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under our share repurchase plan, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers on or around the last business day of that quarter (the “Repurchase Date”) using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that the Fund deducts 2% from such NAV for shares that have not been outstanding for at least one year (the “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining stockholders.

In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase plan, as applicable.

Most of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our Common Shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all. See “Share Repurchase Program.”

Q:	What is a business development company, or BDC?

A:

A BDC is a special closed-end investment vehicle that is regulated under the Investment Company Act and used to facilitate capital formation by smaller U.S. companies. BDCs are subject to certain restrictions applicable to investment companies under the Investment Company Act. As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the Investment Company Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio opportunistically in “non-qualifying” portfolio investments, such as investments in non-U.S. companies. See “Investment Objectives and Strategies—Regulation as a BDC.”

Q:	What is a regulated investment company, or RIC?

A:

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

In general, a RIC is a company that:

•	is a BDC or registered investment company that combines the capital of many investors to acquire securities;

•	offers the benefits of a securities portfolio under professional management;

•	satisfies various requirements of the Code, including an asset diversification requirement; and

•

is generally not subject to U.S. federal corporate income taxes on its net taxable income that it currently distributes to its stockholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and stockholder levels) that generally results from investments in a C corporation.

Q:	What is a non-exchange traded, perpetual-life BDC?

A:

A non-exchange traded BDC is a BDC whose shares are not listed for trading on a stock exchange or other securities market. We use the term “perpetual-life BDC” to describe an investment vehicle of indefinite duration, whose shares of common stock are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly NAV per share. In our perpetual-life structure, we may offer to repurchase our Common Shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time.

Q:	Will I be notified of how my investment is doing?

A:	Yes. We will provide you with periodic updates on the performance of your investment with us, including:

•	three quarterly financial reports and investor statements;

•	an annual report;

•	in the case of certain U.S. stockholders, an annual Internal Revenue Service (“IRS”) Form 1099-DIV or IRS Form 1099B, if required, and, in the case of non-U.S. stockholders, an annual IRS Form 1042-S;

•	confirmation statements (after transactions affecting your balance, except reinvestment of distributions in us and certain transactions through minimum account investment or withdrawal programs); and

•

a quarterly statement providing material information regarding your participation in the distribution reinvestment plan and an annual statement providing tax information with respect to income earned on shares under the distribution reinvestment plan for the calendar year.

Depending on legal requirements, we may post this information on our website, www.                .com, when available, or provide this information to you via U.S. mail or other courier, electronic delivery, or some combination of the foregoing. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. Information about us will also be available on the SEC’s website at www.sec.report.

In addition, after the escrow period, our monthly NAV per share will be posted on our website promptly after it has become available. We use our website as a channel of distribution of fund information. The information we post through this channel may be deemed material. Accordingly, investors should monitor this channel, in addition to following our press releases, SEC filings and webcasts. The contents of our website are not, however, a part of this prospectus or registration statement.

Q:	What fees do you pay to the investment adviser?

A:

Pursuant to the investment advisory and management agreement between us and the investment adviser (the “Investment Advisory and Management Agreement”), the investment adviser is responsible for, among other things, originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. We will pay the investment adviser a fee for its services under the Investment Advisory and Management Agreement consisting of two components: a management fee and an incentive fee.

•

The management fee is payable monthly in arrears at an annual rate of                % of the value of our net assets as of the beginning of the first calendar day of the applicable month. For the first calendar month in which the Fund has operations, net assets will be measured as the beginning total assets less liabilities as of the date on which the Fund breaks escrow. Substantial additional fees and expenses may also be charged by the administrator to the Fund, which is an affiliate of the investment adviser.

•	The incentive fee will consist of two components as follows:

•

The first part of the incentive fee is based on income, whereby we will pay the investment adviser quarterly in arrears                % of our Pre-Incentive Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a                % annualized hurdle rate, with a catch-up.

•

The second part of the incentive fee is based on realized capital gains, whereby we will pay the investment adviser at the end of each calendar year in arrears                % of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

The incentive fee is not based on a particular share class and will be allocated to each class of Common Shares based upon the relative proportion of net assets represented by such class.

See “Investment Advisory and Management Agreement and Administrative Agreement.”

Q:	Who will administer the Fund?

A:

Pursuant to an administration agreement, referred to herein as the “administration agreement”, with our administrator,                (our “administrator”) our administrator will furnish us with administrative services. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. The Fund reimburses our administrator (or its affiliates) for an allocable portion of the compensation paid by our administrator or its affiliates to our compliance professionals, legal counsel, and other professionals who spend time on such related activities (based on the percentage of time those individuals devote, on an estimated basis, to our business and affairs). The allocable portion of the compensation for these officers and other professionals are included in the administration expenses paid to our administrator. See “Investment Advisory and Management Agreement and Administration Agreement—Administration Agreement.”

Q:	What are the offering and servicing costs?

A:

No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares. However, if you buy Class S shares or Class D shares through certain selling agents, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a                % cap on NAV for Class D shares and                % cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.

Subject to FINRA limitations on underwriting compensation, we and, ultimately, our common stockholders will pay the following stockholder servicing and/or distribution fees to the intermediary manager: (a) for Class S shares, a stockholder servicing and/or distribution fee equal to                % per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares, a stockholder servicing and/or distribution fee equal to                % per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. The intermediary manager anticipates that all or a portion of the stockholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating broker dealers. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We and, ultimately, our common stockholders will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Estimated Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.

The investment adviser has agreed to advance all of our organization and offering expenses on our behalf (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of our participating broker-dealers, reasonable bona fide due diligence expenses of participating broker-dealers supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of our escrow agent and transfer agent, fees to attend retail seminars sponsored by participating broker-dealers and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, broker-dealers, registered investment advisers or financial or other advisers, but excluding the stockholder servicing and/or distribution fee) through the date on which we break escrow for the Common Shares sold in this offering. Unless our investment adviser elects to waive such expenses pursuant to the Expense Support and Conditional Reimbursement Agreement we have entered into with our investment adviser, we will be obligated to reimburse our investment adviser for such advanced expenses upon breaking escrow for this offering. If our investment adviser elects to cover such expenses pursuant to the Expense Support and Conditional Reimbursement Agreement, then we and, ultimately, our common stockholders will be obligated to repay such expenses pursuant to the terms of that agreement. See “Plan of Distribution” and “Plan of Operations—Expenses—Expense Support and Conditional Reimbursement Agreement.”

Q:	What are your expected operating expenses?

A:

We expect to incur operating expenses in the form of our management and incentive fees, stockholder servicing and/or distribution fees, interest expense on our borrowings and other expenses, including the expenses we pay to our administrator. See “Fees and Expenses.”

Q:	What are your policies related to conflicts of interests with Crescent and its affiliates?

A:

The investment adviser, Crescent and their respective affiliates (collectively, the “Firm”) will be subject to certain conflicts of interest with respect to the services the Firm and the administrator provide for us and other investment funds, partnerships, limited liability companies, corporations or similar investment vehicles, clients or the assets or investments for the account of any client, or separate account for which, in each case, the investment adviser or one or more of its affiliates acts as general partner, manager, managing member, investment adviser, sponsor or in a similar capacity (collectively, including the Fund, “Crescent Clients”). These conflicts will arise primarily from the involvement of the Firm in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of our interest.

See “Potential Conflicts of Interest” for additional information about conflicts of interest that could impact the Fund.

Q:	Are there any ERISA considerations in connection with an investment in our Common Shares?

A:

We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and certain U.S. Department of Labor regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”). In this regard, until such time as all classes of our Common Shares are considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, the Fund intends to limit investment in our Common Shares by “benefit plan investors” to less than 25% of the total value of each class of our Common Shares, within the meaning of the Plan Asset Regulations.

In addition, each prospective investor that is, or is acting on behalf of any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code (including, for example, an individual retirement account and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to the provisions of any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii) (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to as a “Plan”), must independently determine that our Common Shares are an appropriate investment for the Plan, taking into account its obligations under ERISA, the Code and applicable Similar Laws, and the facts and circumstances of each investing Plan.

Prospective investors should carefully review the matters discussed under Risk Factors—”Risks Related to an Investment in the Shares” and “Restrictions on Share Ownership” and should consult with their own advisors as to the consequences of making an investment in the Fund.

Q:	What is the impact of being an “emerging growth company”?

A:

We are an “emerging growth company,” as defined by the JOBS Act. As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to:

•	have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”);

•

submit certain executive compensation matters to stockholder advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding stockholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-binding stockholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; or

•

disclose certain executive compensation related items, such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation.

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.

We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b-2 under the Exchange Act.

We do not believe that being an emerging growth company will have a significant impact on our business or this offering. We have elected to opt in to the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under Section 12b-2 of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by the investment adviser and we do not directly compensate our executive officers, or reimburse the investment adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of the investment adviser, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek stockholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.

Q:	When will I get my detailed tax information?

A:	In the case of certain U.S. stockholders, we expect your IRS Form 1099-DIV tax information, if required, to be mailed by January 31 of each year.

Q:	Who can help answer my questions?

A:	If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial adviser or our transfer agent: .

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown.

	Class S Shares		Class D Shares		Class I Shares
Stockholder transaction expenses (fees paid directly from your investment)
Maximum sales load(1)		%		%		%
Maximum Early Repurchase Deduction(2)		%		%		%
Annual expenses (as a percentage of net assets attributable to our Common Shares)(3)
Base management fees(4)		%		%		%
Incentive fees(5)		%		%		%
Stockholder servicing and/or distribution fees(6)		%		%		%
Interest payment on borrowed funds(7)		%		%		%
Other expenses(8)		%		%		%
Total annual expenses		%		%		%

(1)

No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares. However, if you buy Class S shares or Class D shares through certain selling agents, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a        % cap on NAV for Class D shares and        % cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.

(2)

Under our share repurchase plan, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers on or around the last business day of that quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that the Fund deducts 2% from such NAV for shares that have not been outstanding for at least one year. We refer to this as the Early Repurchase Deduction. The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining common stockholders.

(3)

Weighted average net assets employed as the denominator for expense ratio computation is $                 million. This estimate is based on the assumption that we sell $                million of our Common Shares in the initial 12-month period of the offering following the date we meet the minimum offering requirement. Actual net assets will depend on the number of shares we actually sell, realized gains/losses, unrealized appreciation/ depreciation and share repurchase activity, if any.

(4)	The base management fee paid to our investment adviser is calculated at an annual rate of % of the value of our net assets as of the beginning of the first calendar day of the applicable month.
(5)	We may have capital gains and investment income that could result in the payment of an incentive fee in the first year of investment operations. The incentive fees, if any, are divided into two parts:

•

The first part of the incentive fee is based on income, whereby we will pay our investment adviser quarterly in arrears        % of our pre-incentive fee net investment income (as defined below) for each calendar quarter subject to a        % annualized hurdle rate, with a catch-up.

•

The second part of the incentive fee is based on realized capital gains, whereby we will pay our investment adviser at the end of each calendar year in arrears        % of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

The incentive fee is not based on a particular share class and will be allocated to each class of Common Shares based upon the relative proportion of net assets represented by such class.

As we cannot predict whether we will meet the necessary performance targets, we have assumed no incentive fee for this chart. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater income or generate capital gains through our investments in portfolio companies. If we achieved an annualized total return of 5.0% for each quarter made up entirely of net investment income, no incentive fees would be payable to our investment adviser because the hurdle rate was not exceeded. If instead we achieved a total return of 5.0% in a calendar year made up of entirely realized capital gains net of all realized capital losses and unrealized capital depreciation, an incentive fee equal to         % of our net assets would be payable. See “Investment Advisory and Management Agreement and Administration Agreement” for more information concerning the incentive fees.

(6)

Subject to FINRA limitations on underwriting compensation, we and, ultimately, our common stockholders will pay the following stockholder servicing and/or distribution fees to the intermediary manager: (a) for Class S shares, a stockholder servicing and/or distribution fee equal to        % per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares, a stockholder servicing and/or distribution fee equal to        % per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. The intermediary manager anticipates that all or a portion of the stockholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating broker dealers. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the stockholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate underwriting compensation from all sources in connection with this offering, including the stockholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. See “Plan of Distribution” and “Estimated Use of Proceeds.”

(7)

We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by common stockholders. The figure in the table assumes that we borrow for investment purposes an amount equal to        % of our weighted average net assets in the initial 12-month period of the offering after we meet the minimum offering requirement, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is        %. Our ability to incur leverage during the 12 months following the commencement of this offering depends, in large part, on whether we meet our minimum offering requirement, the amount of money we are able to raise through the sale of shares registered in this offering and the availability of financing in the market.

(8)

“Other expenses” includes our overhead expenses, including payments under our Administration Agreement (as defined below) based on our allocable portion of overhead and other expenses incurred by in performing its obligations under the Administration Agreement, and income taxes. The amount presented in the table estimates the amounts we expect to pay during the initial 12-month period of the offering following the date we meet our minimum offering requirement.

We have entered into an Expense Support and Conditional Reimbursement Agreement with our investment adviser. Our investment adviser may elect to pay certain of our expenses on our behalf, including organization and offering expenses, provided that no portion of the payment will be used to pay any interest expense or distribution and/or stockholder servicing fees of the Fund. Any Expense Payment that our investment adviser has committed to pay must be paid by our investment adviser to us in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from us to our investment adviser or its affiliates. If our investment adviser elects to pay certain of our expenses, our investment adviser will be entitled to reimbursement of such expenses from us if Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s stockholders. See “Plan of Operations—Expenses—Expense Support and Conditional Reimbursement Agreement” for additional information regarding the Expense Support Agreement. Because our investment adviser’s obligation to pay certain of our expenses is voluntary, the table above does not reflect the impact of any expense support from our investment adviser.

Example: We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of our Common Shares. In calculating the following expense amounts, we have assumed that:

(1)	our annual operating expenses and offering expenses remain at the levels set forth in the table above, except to reduce annual expenses upon completion of organization and offering expenses,

(2)	the annual return before fees and expenses is 5.0%,

(3)	the net return after payment of fees and expenses is distributed to common stockholders and reinvested at NAV and

(4)	your financial intermediary does not directly charge you transaction or other fees.

Class	S shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$	$	$	$
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$	$	$	$

Class	D shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$	$	$	$
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$	$	$	$

Class	I shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$	$	$	$
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$	$	$	$

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our Common Shares will bear directly or indirectly. While the examples assume, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we were to achieve sufficient returns on our investments, including through the realization of capital gains, to trigger incentive fees of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our Board authorizes and we declare a cash dividend, participants in our distribution reinvestment plan who have elected to receive shares will receive a number of Common Shares determined by dividing the total dollar amount of the dividend payable to a participant by the NAV per share on the valuation date for the dividend. See “Distribution Reinvestment Plan” below for additional information regarding our distribution reinvestment plan.

This example and the expenses in the table above should not be considered a representation of the actual expenses (including the cost of debt, if any, and other expenses) that we may incur in the future and such actual expenses may be greater or less than those shown.

RISK FACTORS

Investing in our Common Shares involves a number of significant risks. The following information is a discussion of the material risk factors associated with an investment in our Common Shares specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or traders markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Common Shares. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur our business, financial condition and results of operations could be materially and adversely affected. In such cases, the NAV of our Common Shares could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are a relatively new company and have no operating history.

We are a non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the Investment Company Act with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. We are subject to the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objectives and the value of a stockholder’s investment could decline substantially or become worthless. Further, our investment adviser has not previously offered a non-traded business development company. While we believe that the past professional experiences of our investment adviser’s investment team, including investment and financial experience of our investment adviser’s senior management, will increase the likelihood that our investment adviser will be able to manage us successfully, there can be no assurance that this will be the case.

Our Board may change our investment objectives, operating policies and strategies without prior notice or stockholder approval.

Our Board has the authority, except as otherwise provided in the Investment Company Act, to modify or waive certain of our investment objectives, operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. Under Maryland law, we also cannot be dissolved without prior stockholder approval. We cannot predict the effect any changes to our operating policies and strategies would have on our business, operating results and the market price of our Common Shares. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions to our common stockholders.

Global capital markets could enter a period of severe disruption and instability. These conditions have historically affected and could again materially and adversely affect debt and equity capital markets in the United States and around the world and our business.

From time to time, the global capital markets may experience periods of disruption and instability resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market. Deteriorating market conditions could result in increasing volatility and illiquidity in the global credit, debt and equity markets generally. The duration and ultimate effect of such market conditions cannot be forecasted. Deteriorating market conditions and uncertainty regarding economic markets generally could result in declines in the market values of potential investments or declines in the market values of investments after they are made or acquired by us and affect the potential for liquidity events involving such investments or portfolio companies.

Such declines may be exacerbated by other events, such as the failure of significant financial institutions or hedge funds, dislocations in other investment markets or other extrinsic events. Applicable accounting standards require us to determine the fair value of our investments as the amount that would be received in an orderly transaction between market participants at the measurement date. While most of our investments are not publicly traded, as part of the valuation process we consider a number of measures, including comparison to publicly traded securities. As a result, volatility in the public capital markets can adversely affect our investment valuations.

During any such periods of market disruption and instability, we and other companies in the financial services sector may have limited access, if any, to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions that will apply to us as a BDC, we will generally not be able to issue additional Common Shares at a price less than NAV without first obtaining approval for such issuance from our common stockholders and independent directors. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the Investment Company Act, as amended, must equal at least 150% immediately after each time we incur indebtedness. The debt capital that will be available, if any, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

A prolonged period of market illiquidity may cause us to reduce the volume of loans and debt securities we originate and/or fund and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, results of operations and cash flows.

Global economic, political and market conditions caused by the current public health crisis have (and in the future, could further) adversely affected our business, results of operations and financial condition and those of our portfolio companies.

A novel strain of coronavirus initially appeared in China in late 2019 and rapidly spread to other countries, including the United States. In an attempt to slow the spread of the coronavirus, governments around the world, including the United States, placed restrictions on travel, issued “stay at home” orders and ordered the temporary closure of certain businesses, such as factories and retail stores. Such restrictions and closures impacted supply chains, consumer demand and/or the operations of many businesses. As jurisdictions around the United States and the world continue to experience surges in cases of COVID-19 and governments consider pausing the lifting of or re-imposing restrictions, there is considerable uncertainty surrounding the full economic impact of the coronavirus pandemic and the long-term effects on the U.S. and global financial markets.

Any disruptions in the capital markets, as a result of the COVID-19 pandemic or otherwise, may increase the spread between the yields realized on risk-free and higher risk securities and can result in illiquidity in parts of the capital markets, significant write-offs in the financial sector and re-pricing of credit risk in the broadly syndicated market. These and any other unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. In addition, our success depends in substantial part on the management, skill and acumen of our Adviser, whose operations may be adversely impacted, including through quarantine measures and travel restrictions imposed on its investment professionals or service providers, or any related health issues of such investment professionals or service providers.

In addition, the restrictions and closures and related market conditions, if re-imposed in the future, could result in certain of our portfolio companies halting or significantly curtailing operations and negative impacts to the supply chains of certain of our portfolio companies. The financial results of middle-market companies, like those in which we invest, may experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults, and further deterioration will further depress the outlook for those companies. Further, adverse economic conditions decreased and may in the future decrease the value of collateral securing some of our loans and the value of our equity investments. Such conditions have required and may in the future require us to modify the payment terms of our investments, including changes in PIK interest provisions and/or cash interest rates. The performance of certain of our portfolio companies has been, and in the future may be, negatively impacted by these economic or other conditions, which can result in our receipt of reduced interest income from our portfolio companies and/or realized and unrealized losses related to our investments, and, in turn, may adversely affect distributable income and have a material adverse effect on our results of operations. In addition, as governments ease COVID-19 related restrictions, certain of our portfolio companies may experience increased health and safety expenses, payroll costs and other operating expenses.

As the potential long-term impact of the coronavirus pandemic remains difficult to predict, the extent to which the pandemic could negatively affect our and our portfolio companies’ operating results or the duration or reoccurrence of any potential business or supply-chain disruption is uncertain. Any potential impact to our results of operations will depend to a large extent on future developments regarding the duration and severity of the pandemic and the actions taken by governments (including stimulus measures or the lack thereof) and their citizens to contain the coronavirus or treat its impact, all of which are beyond our control.

A failure on our part to maintain our status as a BDC may significantly reduce our operating flexibility.

If we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company that is required to register under the Investment Company Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility. In addition, any such failure could cause an event of default under our outstanding indebtedness, which could have a material adverse effect on our business, financial condition or results of operations.

We are a non-diversified investment company within the meaning of the Investment Company Act; therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the Investment Company Act, which means that we are not limited by the Investment Company Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer and the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the asset diversification requirements applicable to RICs, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

We are dependent upon key personnel of Crescent and our investment adviser.

We do not have any internal management capacity or employees. Our ability to achieve our investment objectives will depend on our ability to manage our business and to grow our investments and earnings. This will depend, in turn, on the diligence, skill and network of business contacts of Crescent’s senior professionals. We expect that these senior professionals will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of our Investment Advisory and Management Agreement. We can offer no assurance, however, that Crescent’s senior professionals will continue to provide investment advice to us. If these individuals do not maintain their employment or other relationships with Crescent and do not develop new relationships with other sources of investment opportunities available to us, we may not be able to grow our investment portfolio. In addition, individuals with whom Crescent’s investment professionals have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us. The departure or misconduct of any of these individuals, or of a significant number of the investment professionals of Crescent, could have a material adverse effect on our business, financial condition or results of operations.

Our investment adviser is an affiliate of Crescent and will depend upon access to the investment professionals and Crescent’s other resources to fulfill its obligations to us under the Investment Advisory and Management Agreement. Our investment adviser will also depend upon such investment professionals to obtain access to deal flow generated by Crescent. In addition, we cannot assure you that an affiliate of Crescent will remain our investment adviser or that we will continue to have access to Crescent’s investment professionals or its information and deal flow. Under a Resource Sharing Agreement, Crescent has agreed to provide our investment adviser with the experienced investment professionals necessary to fulfill its obligations under the Investment Advisory and Management Agreement. The Resource Sharing Agreement provides that Crescent will make available to our investment adviser experienced investment professionals and access to Crescent’s resources for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. Although we are a third-party beneficiary of the Resource Sharing Agreement, it may be terminated by either party on 60 days’ notice. We cannot assure investors that Crescent will fulfill its obligations under the agreement. We cannot assure investors that our investment adviser will enforce the Resource Sharing Agreement if Crescent fails to perform, that such agreement will not be terminated by either party or that we will continue to have access to Crescent’s investment professionals and its affiliates or their information and deal flow.

Crescent’s and our investment adviser’s investment professionals, which are currently composed of the same personnel, have substantial responsibilities in connection with the management of other Crescent clients. Crescent’s personnel may be called upon to provide managerial assistance to our portfolio companies. These demands on their time, which may increase as the number of investments grow, may distract them or slow our rate of investment.

Our investment adviser’s investment committee, which provides oversight over our investment activities, is provided to us by our investment adviser under the Investment Advisory and Management Agreement. The loss of any member of our investment adviser’s investment committee or of Crescent’s other senior professionals would limit our ability to achieve our investment objectives and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operations and cash flows.

Further, we depend upon Crescent to maintain its relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If Crescent fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom Crescent’s senior professionals have relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities in the future. There can be no assurance that Crescent will replicate its historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by other Crescent-managed funds.

We may not replicate the historical results achieved by Crescent.

Our primary focus in making investments may differ from those of existing investment funds, accounts or other investment vehicles that are or have been managed by members of our investment adviser’s investment committee or by Crescent. Past performance should not be relied upon as an indication of future results. There can be no guarantee that we will replicate the historical success of Crescent or the historical performance of investment funds, accounts or other investment vehicles that are or have been managed by members of our investment adviser’s investment committee or by Crescent or its employees, and we caution investors that our investment returns could be substantially lower than the returns achieved by them in prior periods. We cannot assure you that we will be profitable in the future or that our investment adviser will be able to continue to implement our investment objectives with the same degree of success that it has had in the past. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.

We depend on Crescent to manage our business effectively.

Our ability to achieve our investment objectives will depend on our ability to manage our business and to grow our investments and earnings. This will depend, in turn, on Crescent’s ability to identify, invest in and monitor portfolio companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis will depend upon Crescent’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. Crescent’s investment professionals will have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. Crescent’s personnel may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them from servicing new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Our ability to grow depends on our ability to raise capital.

We will need to periodically access the capital markets to raise cash to fund new investments in excess of our repayments, and we may also need to access the capital markets to refinance any future debt obligations to the extent such maturing obligations are not repaid with availability under our revolving credit facilities or cash flows from operations. We intend to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our common stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income, and, as a result, such distributions will not be available to fund investment originations or repay maturing debt. We must borrow from financial institutions and issue additional securities to fund our growth. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or could result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets may limit our ability to refinance our debt obligations as they come due and/or to fully execute our business strategy and could limit our ability to grow or cause us to have to shrink the size of our business, which could decrease our earnings, if any.

In addition, we may be allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as “senior securities,” such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 150% (or 200% if certain requirements under the Investment Company Act are not met) immediately after such borrowing (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). Such requirement, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. The amount of leverage that we employ will depend on our investment adviser’s and our Board’s assessments of market and other factors at the time of any proposed borrowing or issuance of senior securities. We cannot assure you that we will be able to obtain lines of credit or issue senior securities at all or on terms acceptable to us.

Regulations governing our operation as a BDC affect our ability to, and the way in which we may, raise additional capital.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the Investment Company Act. Under the provisions of the Investment Company Act, we will be permitted as a BDC to issue senior securities in amounts such that our asset coverage ratio, as defined in the Investment Company

Act, as amended, equals at least 150% of our gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous to us in order to repay a portion of its indebtedness. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

Furthermore, equity capital may be difficult to raise because, subject to some limited exceptions, we are not generally able to issue and sell our Common Shares at a price below NAV per share. We may, however, sell our Common Shares, or warrants, options or rights to acquire our Common Shares, at a price below the then-current NAV per share of our Common Share if our Board determines that such sale is in our best interests, and if our common stockholders, including holders of a majority of our Common Shares that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount). We do not currently have authorization from our common stockholders to issue our Common Shares at a price below the then-current NAV per share.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the Investment Company Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and investments in distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment.

We may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the Investment Company Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the Investment Company Act provisions applicable to BDCs. As a result of such violation, specific rules under the Investment Company Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the Investment Company Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation.

Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase its level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements of the Investment Company Act or the desire to maintain our qualification as a RIC.

Additionally, certain loans that we may make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any. Additionally, we invest in unitranche loans (loans that combine both senior and subordinated debt, generally in a first lien position), which may provide for a waterfall of cash flow priority between different lenders in the unitranche loan. In certain instances, we may find another lender to provide the “first out” portion of such loan and retain the “last out” portion of such loan, in which case the “first out” portion of the loan would generally receive priority with respect to repayment of principal, interest and any other amounts due thereunder over the “last out” portion of the loan that we would continue to hold.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if its rights are adversely affected.

Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and increase the risk of investing in us. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions.

The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. However, we have borrowed from, and may in the future issue debt securities to, banks, insurance companies and other lenders. Lenders of these funds have fixed dollar claims on our assets that are superior to the claims of the holders of our Common Shares, and we would expect such lenders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments we may enter into with lenders. In addition, under the terms of our credit facilities and any borrowing facility or other debt instrument we may enter into, we are likely to be required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make dividend payments on our Common Shares or preferred stock. Our ability to service any debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, holders of our Common Shares will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to our investment adviser.

There can be no assurance that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our credit facilities or otherwise in an amount sufficient to enable us to repay our indebtedness or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness on or before it matures. There can be no assurance that we will be able to refinance any of our indebtedness on commercially reasonable terms or at all. If we cannot service our indebtedness, we may have to take actions such as selling assets or seeking additional equity. There can be no assurance that any such actions, if necessary, could be effected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to stockholders or on terms that would not require us to breach the terms and conditions of our future debt agreements.

As a BDC, we are generally required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 150%. If this ratio declines below 150%, we will not be able to incur additional debt and could be required to sell a portion of our investments to repay some debt when it is otherwise disadvantageous for us to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure stockholders that we will be able to obtain credit at all or on terms acceptable to it.

Our business could be adversely affected in the event we default under our future credit or other borrowing facility.

We may enter into one or more credit facilities. The closing of any credit facilities is contingent on a number of conditions including, without limitation, the negotiation and execution of definitive documents relating to such credit facility. If we obtain any additional credit facilities, we intend to use borrowings under such credit facilities to make additional investments and for other general corporate purposes. However, there can be no assurance that we will be able to close such additional credit facilities or obtain other financing.

In the event we default under one of our credit facilities or any other future borrowing facility, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under the relevant credit facility or such future borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under any future borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, ability to pay dividends, financial condition, results of operations and cash flows. If we were unable to obtain a waiver of a default from the lenders or holders of that indebtedness, as applicable, those lenders or holders could accelerate repayment under that indebtedness, which might result in cross-acceleration of other indebtedness. An acceleration could have a material adverse impact on our business, financial condition and results of operations.

Lastly, as a result of any such default, we may be unable to obtain additional leverage, which could, in turn, affect our return on capital.

Because our sole initial stockholder intends to approve a proposal to allow an asset coverage ratio of 150%, we may be subject to 150% asset coverage.

Recent legislation has modified the Investment Company Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150% if certain requirements are met. The reduced asset coverage requirement permits a BDC to borrow up to two dollars for every dollar it has in assets less all liabilities and indebtedness not represented by senior securities issued by it. Because our investment adviser, as our sole initial stockholder, intends to approve a proposal to reduce the asset coverage ratio to 150%, the ratio applicable to our senior securities may be 150%.

Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we may use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the net asset value attributable to our Common Shares to increase more sharply than it would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would have without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions or pay dividends on our Common Shares, make scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique. See “Risk Factors—Risks Relating to Our Business and Structure—Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and increase the risk of investing in us. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions.”

We are and may be subject to restrictions under our credit facilities and any future credit or other borrowing facility that could adversely impact our business.

Our credit facilities, and any future borrowing facility, may be backed by all or a portion of our loans and securities on which the lenders may have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any future security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders, and we expect that the custodian for our securities serving as collateral for such loan would include in the custodian’s electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any future borrowing facility, the agent for the applicable lenders would be able to assume control of the timing of disposition of the assets pledged under the facility, which could include any or all of our assets securing such debt. Such remedial action would have a material adverse effect on our business, financial condition, results of operations and cash flows.

In addition, the security interests as well as negative covenants under any other future borrowing facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under our credit facilities or any other borrowing facility were to decrease, we would be required to secure additional assets in an amount equal to any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under the relevant credit facility or any other borrowing facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to pay dividends.

In addition, under our credit facilities, or any other future borrowing facility, we may be limited as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained.

There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under our credit facilities or any other borrowing facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our revenues and, by delaying any cash payment allowed to us under the relevant credit facility or any other borrowing facility until the lenders have been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our qualification as a RIC.

In addition to regulatory requirements that restrict our ability to raise capital, any future debt facilities may contain various covenants that, if not complied with, could accelerate repayment under such debt facilities, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

Future agreements governing any debt facilities may require us to comply with certain financial and operational covenants. These covenants may include, among other things:

•	restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

•	restrictions on our ability to incur liens; and

•	maintenance of a minimum level of stockholders’ equity.

Our compliance with these covenants depends on many factors, some of which are beyond our control. For example, depending on the condition of the public debt and equity markets and pricing levels, unrealized depreciation in our portfolio may increase in the future. Any such increase could result in our inability to comply with an obligation to restrict the level of indebtedness that we are able to incur in relation to the value of our assets or to maintain a minimum level of stockholders’ equity.

Accordingly, there are no assurances that we will be able to comply with the covenants in any debt facilities we enter into. Failure to comply with these covenants could result in a default under these debt facilities, that, if we were unable to obtain a waiver from the lenders or holders of such indebtedness, as applicable, such lenders or holders could accelerate repayment under such indebtedness and thereby have a material adverse impact on our business, financial condition and results of operations.

We may form one or more CLOs, which may subject us to certain structured financing risks.

To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more collateralized loan obligations (“CLO”), while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers. It is possible that an interest in any such CLO held by us may be considered a “non-qualifying” portfolio investment for purposes of the Investment Company Act.

If we create a CLO, we will depend in part on distributions from the CLO’s assets out of its earnings and cash flows to enable us to make distributions to stockholders. The ability of a CLO to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt, which could impact our ability to receive distributions from the CLO. If we do not receive cash flow from any such CLO that is necessary to satisfy the Annual Distribution Requirement (defined below) for maintaining RIC status, and we are unable to obtain cash from other sources necessary to satisfy this requirement, we may not maintain our qualification as a RIC, which would have a material adverse effect on an investment in the shares.

In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to stockholders. To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by us as owner of equity interests in the CLO.

The manager for a CLO that we create may be the Fund, our investment adviser or an affiliate, and such manager may be entitled to receive compensation for structuring and/or management services. To the extent our investment adviser or an affiliate other than the Fund serves as manager and the Fund is obligated to compensate our investment adviser or the affiliate for such services, we, our investment adviser or the affiliate will implement offsetting arrangements to assure that we, and indirectly, our common stockholders, pay no additional management fees to our investment adviser or the affiliate in connection therewith. To the extent we serve as manager, we will waive any right to receive fees for such services from the Fund (and indirectly its stockholders) or any affiliate.

We operate in an increasingly competitive market for investment opportunities, which could make it difficult for us to identify and make investments that are consistent with our investment objectives.

A number of entities compete with us to make the types of investments that we make and plan to make. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC or the source-of-income, asset diversification and distribution requirements we must satisfy to maintain our RIC qualification. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objectives.

With respect to the investments we make, we will not seek to compete based primarily on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we expect to compete generally on the basis of pricing terms. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. We may also compete for investment opportunities with investment funds, accounts and investment vehicles managed by Crescent. Although Crescent will allocate opportunities in accordance with its policies and procedures, allocations to such investment funds, accounts and investment vehicles will reduce the amount and frequency of opportunities available to us and may not be in our best interests. Moreover, the performance of investments will not be known at the time of allocation. See “—Our investment adviser, the investment committee of our investment adviser, Crescent and their affiliates, officers, directors and employees may face certain conflicts of interest.”

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the Investment Company Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. We consider our investment adviser and its affiliates, including Crescent, to be our affiliates for such purposes. In addition, any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the Investment Company Act, and we are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our independent directors. We consider our investment adviser and its affiliates, including Crescent, to be our affiliates for such purposes. The Investment Company Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. If we are prohibited by applicable law from investing alongside Crescent’s investment funds, accounts and investment vehicles with respect to an investment opportunity, we may not be able to participate in such investment opportunity.

We may, however, invest alongside Crescent’s investment funds, accounts and investment vehicles in certain circumstances where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations or exemptive orders and Crescent’s allocation policy. For example, we may invest alongside such investment funds, accounts and investment vehicles consistent with guidance promulgated by the SEC staff to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that Crescent, acting on our behalf and on behalf of such investment funds, accounts and investment vehicles, negotiates no term other than price.

In situations where co-investment with investment funds, accounts and investment vehicles managed by Crescent is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of Crescent’s clients, subject to the limitations described in the preceding paragraph, Crescent will need to decide which client will proceed with the investment. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions will limit the scope of investment opportunities that would otherwise be available to us.

We, our investment adviser and Crescent have been granted exemptive relief from the SEC which permits greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with investment funds, accounts and investment vehicles managed by Crescent in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and investment funds, accounts and investment vehicles managed by Crescent may afford us additional investment opportunities and an ability to achieve a more varied portfolio. Accordingly, our exemptive order permits us to invest with investment funds, accounts and investment vehicles managed by Crescent in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the Investment Company Act. The exemptive relief permitting co-investment transactions generally applies only if our independent directors and directors who have no financial interest in such transaction review and approve in advance each co-investment transaction. The exemptive relief provides that, if the size of a co-investment opportunity is insufficient to meet our and the other Crescent funds’ desired level of participation in full, allocations will generally be made pro rata based on capital available for investment, as determined, in our case, by our Board as well as the terms of our governing documents and those of such investment funds, accounts and investment vehicles. It is our policy to base our determinations on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, our targeted leverage level, our targeted asset mix and diversification requirements and other investment policies and restrictions set by our Board or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for investment funds, accounts and investment vehicles managed by Crescent. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

Our ability to sell or otherwise exit investments also invested in by other Crescent investment vehicles is restricted.

We may be considered affiliates with respect to certain of our portfolio companies because our affiliates, which may include certain investment funds, accounts or investment vehicles managed by Crescent, also hold interests in these portfolio companies and as such these interests may be considered a joint enterprise under the Investment Company Act. To the extent that our interests in these portfolio companies may need to be restructured in the future or to the extent that we choose to exit certain of these transactions, our ability to do so will be limited. We, our investment adviser and Crescent have obtained exemptive relief in relation to certain joint transactions; however, there is no assurance that the terms such exemptive relief that would permit us to negotiate future restructurings or other transactions that may be considered a joint enterprise.

Our investment adviser, the investment committee of our investment adviser, Crescent and their affiliates, officers, directors and employees may face certain conflicts of interest.

As a result of our arrangements with Crescent, our investment adviser and our investment adviser’s investment committee, there may be times when our investment adviser or such persons have interests that differ from those of our common stockholders, giving rise to a conflict of interest.

The members of our investment adviser’s investment committee serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by Crescent and/or its affiliates. Similarly, Crescent and its affiliates may have other clients with similar, different or competing investment objectives.

In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of, or which may be adverse to the interests of, us or our common stockholders. For example, an affiliate of Crescent presently serves as the investment adviser to CCAP, a publicly listed business development company. Some of our executive officers may serve is similar or other capacities for CCAP. In addition, Crescent has, and will continue to have management responsibilities for other investment funds, accounts and investment vehicles. There is a potential that we will compete with CCAP and such funds, and other entities managed by Crescent and its affiliates, for capital and investment opportunities. As a result, members of our investment adviser’s investment committee who are affiliated with Crescent will face conflicts in the allocation of investment opportunities among us, CCAP and other investment funds, accounts and investment vehicles managed by Crescent and its affiliates and may make certain investments that are appropriate for us but for which we receive a relatively small allocation or no allocation at all. Crescent intends to allocate investment opportunities among us, CCAP, eligible investment funds, accounts and investment vehicles in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-

term or over time, and we may not be given the opportunity to participate in all investments made by investment funds managed by Crescent or its affiliates, and there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

Further, to the extent permitted by applicable law, we and our affiliates may own investments at different levels of a portfolio company’s capital structure or otherwise own different classes of a portfolio company’s securities, which may give rise to conflicts of interest or perceived conflicts of interest. Conflicts may also arise because decisions regarding our portfolio may benefit our affiliates. Our affiliates may pursue or enforce rights with respect to one of its portfolio companies, and those activities may have an adverse effect on us.

Crescent’s principals and employees, our investment adviser or their affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

Crescent’s executive officers and directors, principals and other employees, including members of our investment adviser’s investment committee, may serve as directors of, or in a similar capacity with, portfolio companies in which we invest, the securities of which are purchased or sold on our behalf and may come into possession of material non-public information with respect to issuers in which we may be considering making an investment. In the event that material non-public information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies, Crescent’s policies or as a result of applicable law or regulations, we could be prohibited for a period of time or indefinitely from purchasing or selling the securities of such companies, or we may be precluded from providing such information or other ideas to other funds affiliated with Crescent that might benefit from such information, and this prohibition may have an adverse effect on us.

Conflicts may arise related to other arrangements with Crescent and our investment adviser and other affiliates.

We have entered into a license agreement with Crescent under which Crescent has agreed to grant us a non-exclusive, royalty-free license to use the name “Crescent Capital.” In addition, the Administration Agreement with our administrator, an affiliate of Crescent, requires we pay to our administrator our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. In addition, our investment adviser has entered into a Resource Sharing Agreement with Crescent pursuant to which Crescent provides our investment adviser with the resources necessary to fulfill its obligations under the Investment Advisory and Management Agreement. These agreements create conflicts of interest that the independent members of our Board will monitor. For example, under the terms of the license agreement, we will be unable to preclude Crescent from licensing or transferring the ownership of the “Crescent Capital” name to third parties, some of whom may compete against us. Consequently, it will be unable to prevent any damage to goodwill that may occur as a result of the activities of Crescent or others. Furthermore, in the event the license agreement is terminated, we will be required to change our name and cease using “Crescent Capital” as part of our name. Any of these events could disrupt our recognition in the market place, damage any goodwill it may have generated and otherwise harm our business.

Our Investment Advisory and Management Agreement was negotiated with our investment adviser and the Administration Agreement was negotiated with our administrator, which are both our related parties.

The Investment Advisory and Management Agreement, and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to our investment adviser, may not be as favorable to us as if they had been negotiated exclusively with an unaffiliated third party. In addition, we may desire not to enforce, or to enforce less vigorously, its rights and remedies under these agreements because of our desire to maintain our ongoing relationship with our investment adviser, our administrator and their respective affiliates. Any such decision, however, could breach our directors’ duties to us.

We and our investment adviser are subject to regulations and SEC oversight. If we or our investment adviser fail to comply with applicable requirements, it may adversely impact our results relative to companies that are not subject to such regulations.

As a BDC, we are subject to a portion of the Investment Company Act. In addition, we have elected to be treated, and intend to operate in a manner so as to continuously qualify, as a RIC in accordance with the requirements of Subchapter M of the Code. The Investment Company Act and the Code impose various restrictions on the management of a BDC, including related to portfolio construction, asset selection, and tax. These restrictions may reduce the chances that we will achieve the same results as other vehicles managed by Crescent and/or our investment adviser.

However, if we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the Investment Company Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the Investment Company Act which would significantly decrease our operating flexibility. In addition to these and other requirements applicable to us, our investment adviser is subject to regulatory oversight by the SEC. To the extent the SEC raises concerns or has negative findings concerning the manner in which we or our investment adviser operates, it could adversely affect our business.

We will be subject to corporate level income tax if we are unable to qualify as a RIC.

We have elected to be treated as a RIC under the Code and intend to operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, we generally will not pay U.S. federal corporate-level income taxes on our income and net capital gains that we distribute (or are deemed to distribute) to our common stockholders as dividends on a timely basis. We will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. To maintain our status as a RIC, we must meet certain source of income, asset diversification and annual distribution requirements. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

To qualify as a RIC under the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we timely distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any) to our common stockholders on an annual basis (the “Annual Distribution Requirement”). We have the ability to pay a large portion of our distributions in shares of our stock, and as long as a portion of such distribution is paid in cash and other requirements are met, such distributions will be taxable as a dividend for U.S. federal income tax purposes. This may result in our U.S. stockholders having to pay tax on such dividends, even if no cash is received, and may result in our non-U.S. stockholders being subject to withholding tax in respect of amounts distributed in our stock. We will be subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax.

To qualify as a RIC, in addition to the Annual Distribution Requirement, we must also meet certain annual source of income requirements at the end of each taxable year (the “90% Income Test”) and asset diversification requirements at the end of each calendar quarter (the “Diversification Tests”). Failure to meet these tests may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital in order to prevent the loss of our qualifications as a RIC. Because most of our investments will be in private or thinly traded public companies and are generally illiquid, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to our common stockholders and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our common stockholders.

Our business may be adversely affected if it fails to maintain its qualification as a RIC.

To maintain RIC tax treatment under the Code, we must meet the Annual Distribution Requirement, 90% Income Test and Diversification Tests. The Annual Distribution Requirement will be satisfied if we distribute dividends to our common stockholders in respect of each taxable year of an amount generally at least equal to 90% of its investment company taxable income, determined without regard to any deduction for distributions paid. In this regard, a RIC may, in certain cases, satisfy the Annual Distribution Requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M of the Code. We will be subject to tax, at regular corporate rates, on any retained income and/or gains, including any short-term capital gains or long-term capital gains. We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for each calendar year and (3) any income realized, but not distributed, in preceding years (to the extent that U.S. federal income tax was not imposed on such amounts) less certain over-distributions in the prior year (collectively, the “Excise Tax”). Because we use debt financing, we are subject to (i) an asset coverage ratio requirement under the Investment Company Act and are subject to (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, or chose or be required to retain a portion of our taxable income or gains, we could (i) be required to pay the Excise Tax and (ii) fail to qualify for RIC tax treatment, and thus become subject to corporate-level income tax on our taxable income (including gains).

The 90% Income Test will be satisfied if we earn at least 90% of its gross income each taxable year from distributions, interest, gains from the sale of stock or securities, or other income derived from the business of investing in stock or securities. The Diversification Tests will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy the Diversification Tests, at least 50% of the value of our assets at the close of each quarter of each taxable year must consist of cash, cash equivalents (including receivables), U.S. government securities, securities of other RICs, and other acceptable securities, and no more than 25% of the value of its assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in us having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

We may invest in certain debt and equity investments through taxable subsidiaries and the net taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We also may invest in certain foreign debt and equity investments that could be subject to foreign taxes (such as income tax, withholding, and value added taxes). If we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

Certain investors are limited in their ability to make significant investments in us.

Private funds that are excluded from the definition of “investment company” either pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act are restricted from acquiring directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the Investment Company Act and BDCs, such as us, are also currently subject to this restriction as well as other limitations under the Investment Company Act that would restrict the amount that they are able to invest in our securities. As a result, certain investors will be limited in their ability to make significant investments in us at a time that they might desire to do so. The SEC has adopted Rule 12d1-4 under the Investment Company Act. Subject to certain conditions, Rule 12d1-4 provides an exemption to permit acquiring funds to invest in the securities of other registered investment companies and BDCs in excess of the limits currently prescribed by the Investment Company Act.

We may be subject to withholding of U. S. Federal income tax on distributions for non-U.S. stockholders.

Distributions by a RIC generally are treated as dividends for U.S. tax purposes, and will be subject to U.S. income or withholding tax unless the stockholder receiving the dividend qualifies for an exemption from U.S. tax, or the distribution is subject to one of the special look-through rules described below. Distributions paid out of net capital gains can qualify for a reduced rate of taxation in the hands of an individual U.S. stockholder, and an exemption from U.S. tax in the hands of a non-U.S. stockholder.

Properly reported dividend distributions by RICs paid out of certain interest income (such distributions, “interest-related dividends”) are generally exempt from U.S. withholding tax for non-U.S. stockholders. Under such exemption, a non-U.S. stockholder generally may receive interest-related dividends free of U.S. withholding tax if the stockholder would not have been subject to U.S. withholding tax if it had received the underlying interest income directly. No assurance can be given as to whether any of our distributions will be eligible for this exemption from U.S. withholding tax or, if eligible, will be designated as such by us. In particular, the exemption does apply to distributions paid in respect of a RIC’s non-U.S. source interest income, its dividend income or its foreign currency gains. In the case our Common Shares held through an intermediary, the intermediary may withhold U.S. federal income tax even if we designate the payment as a dividend eligible for the exemption. Also, because our Common Shares will be subject to significant transfer restrictions, and an investment in our Common Shares will generally be illiquid, non-U.S. stockholders whose distributions on our Common Shares are subject to U.S. withholding tax may not be able to transfer our Common Shares easily or quickly or at all.

We may retain income and capital gains in excess of what is permissible for excise tax purposes and such amounts will be subject to 4% U.S. federal excise tax, reducing the amount available for distribution to stockholders.

We may retain some income and capital gains in the future, including for purposes of providing additional liquidity, which amounts would be subject to the 4% Excise Tax. In that event, we will be liable for the tax on the amount by which it does not meet the foregoing distribution requirement.

We may need to raise additional capital.

We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain additional capital to fund new investments and grow our portfolio of investments. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we will be required to distribute in respect of each taxable year at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, for such taxable year to our common stockholders to maintain our qualification as a RIC. Amounts so distributed will not be available to fund new investments or repay maturing debt. An inability on our part to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which would have an adverse effect on the value of our securities.

Further, we may pursue growth through acquisitions or strategic investments in new businesses. Completion and timing of any such acquisitions or strategic investments may be subject to a number of contingencies and risks. There can be no assurance that the integration of an acquired business will be successful or that an acquired business will prove to be profitable or sustainable.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we generally are required to include in income certain amounts that we have not yet received in cash, such as the accretion of original issue discount (“OID”). This may arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contracted paid-in-kind (“PIK”) interest, which represents contractual interest added to the loan principal balance and due at the end of the loan term. Such OID, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, including, for example, amounts attributable to hedging and foreign currency transactions.

Since in certain cases we may recognize income before or without receiving cash in respect of such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain our qualification as a RIC. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. Such a failure could have a material adverse effect on us and on any investment in us.

Our investments in OID and PIK interest income may expose us to risks associated with such income being required to be included in accounting income and taxable income prior to receipt of cash.

Our investments may include OID and PIK instruments. To the extent OID and PIK interest income constitute a portion of our income, we will be exposed to risks associated with such income being required to be included in an accounting income and taxable income prior to receipt of cash, including the following:

•

OID instruments and PIK securities may have unreliable valuations because the accretion of OID as interest income and the continuing accruals of PIK securities require judgments about their collectability and the collectability of deferred payments and the value of any associated collateral;

•	OID income may also create uncertainty about the source of our cash distributions;

•

OID instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower;

•

for accounting purposes, cash distributions to stockholders that include a component of accreted OID income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of accreted OID income may come from the cash invested by the stockholders, the Investment Company Act does not require that stockholders be given notice of this fact;

•	generally, we must recognize income for income tax purposes no later than when it recognizes such income for accounting purposes;

•

the higher interest rates on PIK securities reflects the payment deferral and increased credit risk associated with such instruments and PIK securities generally represent a significantly higher credit risk than coupon loans;

•

the presence of accreted OID income and PIK interest income create the risk of non-refundable cash payments to our investment adviser in the form of incentive fees on income based on non-cash accreted OID income and PIK interest income accruals that may never be realized;

•	even if accounting conditions are met, borrowers on such securities could still default when our actual collection is expected to occur at the maturity of the obligation;

•

OID and PIK create the risk that incentive fees will be paid to our investment adviser based on non-cash accruals that ultimately may not be realized, which our investment adviser will be under no obligation to reimburse us or these fees; and

•

PIK interest has the effect of generating investment income and increasing the incentive fees payable at a compounding rate. In addition, the deferral of PIK interest also reduces the loan-to-value ratio at a compounding rate.

We are exposed to risks associated with changes in interest rates.

General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our investment objectives and our net investment income. Because we borrow money and may issue debt securities or preferred stock to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities or preferred stock and the rate at which we invest these funds. If market rates decrease we may earn less interest income from investments made during such lower rate environment. From time to time, we may also enter into certain hedging transactions, such as futures, options, currency options, forward contracts, interest rate swaps, caps, collars and floors to mitigate our exposure to changes in interest rates. In addition, we may increase our floating rate investments to position the portfolio for rate increases. However, we cannot assure you that such transactions will be successful in mitigating our exposure to interest rate risk. There can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to 10 years. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect the NAV of our Common Shares. Also, an increase in interest rates available to investors could make an investment in our Common Shares less attractive if we are not able to increase our dividend rate, which could reduce the value of our Common Shares.

We are subject to risks associated with the current interest rate environment, and to the extent we use debt to finance our investments, changes in interest rates may affect our cost of capital and net investment income. Further, changes in LIBOR or its discontinuation may adversely affect the value of LIBOR-indexed securities, loans, and other financial obligations or extensions of credit in our portfolio.

An increase in interest rates from their comparatively low present levels may make it more difficult for our portfolio companies to service their obligations under the debt investments that we hold. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. However, in March 2021, the FCA announced that most U.S. dollar LIBOR would continue to be published through June 30, 2023 effectively extending the LIBOR transition period to June 30, 2023. However, the FCA has indicated it will not compel panel banks to continue to contribute to LIBOR after the end of 2021 and the Federal Reserve Board, the Office of the Comptroller of the Currency, and the Federal Deposit Insurance Corporation have encouraged banks to cease entering into new contracts that use U.S. dollar LIBOR as a reference rate no later than December 31, 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, supports replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate, or SOFR, a new index calculated by short-term repurchase agreements, backed by Treasury securities. Although there have been a few issuances utilizing SOFR or the Sterling Over Night Index Average, an alternative reference rate that is based on transactions, it is unknown whether these alternative reference rates will attain market acceptance as replacements for LIBOR. Any transition away from LIBOR to alternative reference rates is complex and could have a material adverse effect on our business, financial condition and results of operations, including as a result of any changes in the pricing of our investments, changes to the documentation for certain of our investments and the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation or modifications to processes and systems.

There can be no assurance that all of the LIBOR-indexed securities, loans, and other financial obligations or extensions of credit in which we will invest will include, or be amended to include, an alternative rate-setting methodology to be used in the event that LIBOR ceases to exist. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for or value of any LIBOR- linked securities, loans, and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

To the extent we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates would not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income.

In addition, a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of our pre-incentive fee net investment income, which could make it easier for us to meet or exceed the Hurdle Amount and, as a result, increase the in incentive fees payable to our investment adviser.

In anticipation of the cessation of LIBOR, we may need to renegotiate credit facilities and any credit agreements extending beyond 2022 with our prospective portfolio companies that utilize LIBOR as a factor in determining the interest rate or rely on certain fallback provisions that could cause interest rates to shift to a base rate plus a margin. Any such renegotiations may have a material adverse effect on our business, financial condition and results of operations, including as a result of changes in interest rates payable to us by our portfolio companies or payable by us under our credit facilities.

Most of our portfolio investments will not be publicly traded and, as a result, the fair value of these investments may not be readily determinable.

A large percentage of our portfolio investments will not be publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. We value these investments at fair value as determined in good faith by our investment adviser, as the Board’s valuation designee, based on, among other things, the input of our management committee and the oversight of our audit committee and independent valuation firms that may be engaged at the direction of our Board to assist in the valuation of certain portfolio investments without a readily available market quotation. In addition, we expect that our independent registered public accounting firm will obtain an understanding of, and perform select procedures relating to, our investment valuation process within the context of performing the integrated audit.

The types of factors that may be considered in valuing our investments include the enterprise value of the portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that we may ultimately realize. Our net asset value per share could be adversely affected if our determinations regarding the fair value of these investments are higher than the values that we realize upon disposition of such investments.

The lack of liquidity in our investments may adversely affect our business.

All of our assets may be invested in illiquid loans and securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of its portfolio quickly, we may realize significantly less than the value at which it has previously recorded its investments. Some of our debt investments may contain interest rate reset provisions that may make it more difficult for the borrowers to make periodic interest payments to us. In addition, some of our debt investments may not pay down principal until the end of their lifetimes, which could result in a substantial loss to us if the portfolio companies are unable to refinance or repay their debts at maturity.

Our financial condition and results of operations could be negatively affected if a significant investment fails to perform as expected.

Our investment portfolio may include investments that are significant individually or in the aggregate. If a significant investment in one or more companies fails to perform as expected, such a failure could have a material adverse effect on our business, financial condition and operating results, and the magnitude of such effect could be more significant than if we had further diversified our portfolio.

We are subject to risks related to corporate social responsibility.

Our business (including that of our portfolio companies) faces increasing public scrutiny related to environmental, social and governance (“ESG”) activities, which are increasingly considered to contribute to the long-term sustainability of a company’s performance. A variety of organizations measure the performance of companies on ESG topics, and the results of these assessments are widely publicized. In addition, investment in funds that specialize in companies that perform well in such assessments are increasingly popular, and major institutional investors have publicly emphasized the importance of such ESG measures to their investment decisions. Crescent also recognizes the importance of considering ESG factors in the investment-decision making process in accordance with its ESG policy.

We risk damage to our brand and reputation if we fail to act responsibly in a number of areas, such as diversity, equity and inclusion, environmental stewardship, support for local communities, corporate governance and transparency and considering ESG factors in our investment processes. Adverse incidents with respect to ESG activities could impact the value of our brand, our relationship with future portfolio companies, the cost of our operations and relationships with investors, all of which could adversely affect our business and results of operations.

Additionally, new regulatory initiatives related to ESG that are applicable to us and our portfolio companies could adversely affect our business. In May 2018, the European Commission adopted an “action plan on financing sustainable growth.” The action plan is, among other things, designed to define and reorient investment toward sustainability. The action plan contemplates: establishing EU labels for green financial products; increasing disclosure requirements in the financial services sector around ESG and strengthening the transparency of companies on their ESG policies and introducing a ‘green supporting factor’ in the EU prudential rules for banks and insurance companies to incorporate climate risks into banks’ and insurance companies’ risk management policies. There is a risk that a significant reorientation in the market following the implementation of these and further measures could be adverse to our portfolio companies if they are perceived to be less valuable as a consequence of, e.g., their carbon footprint or “greenwashing” (i.e., the holding out of a product as having green or sustainable characteristics where this is not, in fact, the case). We and our portfolio companies are subject to the risk that similar measures might be introduced in other jurisdictions in the future. In addition, the SEC has proposed rules that would require additional disclosures about ESG investment practices by investment advisers and certain funds, including BDCs. The SEC has also proposed rules that, among other matters, would establish a framework for reporting of climate-related risks. At this time, there is uncertainty regarding the scope of these proposed rules and when they would become effective (if at all). Compliance with these proposed rules may be onerous and expensive. Further, compliance with any new laws, regulations or disclosure obligations increases our regulatory burden and could make compliance more difficult and expensive, affect the manner in which we or our portfolio companies conduct our businesses and adversely affect our profitability.

Compliance with any new laws or regulations increases our regulatory burden and could make compliance more difficult and expensive, affect the manner in which we or our portfolio companies conduct our businesses and adversely affect our profitability.

New or modified laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies may be subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, including as the result of interpretive guidance or other directives from the U.S. President and others in the executive branch, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business. In addition, if we do not comply with applicable laws and regulations, we could lose any licenses that we then hold for the conduct of its business and may be subject to civil fines and criminal penalties.

Additionally, changes to the laws and regulations governing our operations, including those associated with RICs, may cause us to alter our investment strategy in order to avail our self of new or different opportunities or result in the imposition of corporate-level taxes on us. Such changes could result in material differences to the strategies and plans set forth therein and may shift our investment focus from the areas of Crescent’s expertise to other types of investments in which Crescent may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of an investor’s investment. If we invest in commodity interests in the future, our investment adviser may determine not to use investment strategies that trigger additional regulation by the U.S. Commodity Futures Trading Commission (“CFTC”) or may determine to operate subject to CFTC regulation, if applicable. If we or our investment adviser were to operate subject to CFTC regulation, we may incur additional expenses and would be subject to additional regulation.

On January 20, 2021, Mr. Joseph R. Biden was inaugurated as President of the United States. As a candidate, President Biden called for significant policy changes and the reversal of several of the prior presidential administration’s policies, including significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation, interest rates, fiscal or monetary policy and other areas in ways that adversely impact us or our portfolio companies.

Further, there has been increasing commentary amongst regulators and intergovernmental institutions, including the Financial Stability Board and International Monetary Fund, on the topic of so called “shadow banking” (a term generally taken to refer to credit intermediation involving entities and activities outside the regulated banking system). We are an entity outside the regulated banking system and certain of our activities may be argued to fall within this definition and, in consequence, may be subject to regulatory developments. As a result, we and our investment adviser could be subject to increased levels of oversight and regulation. This could increase costs and limit operations. In an extreme eventuality, it is possible that such regulations could render our continued operation unviable and lead to our premature termination or restructuring.

The United Kingdom referendum decision to leave the European Union may create significant risks and uncertainty for global markets and our investments.

On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the European Union (“EU”), commonly referred to as “Brexit”. Following a transition period, the UK and the EU signed a Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which came into full force on May 1, 2021 and set out the foundation of the economic and legal framework for trade between the UK and the EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The UK’s exit from the EU is expected to result in additional trade costs and disruptions in this trading relationship. Furthermore, there is the possibility that either party may impose tariffs on trade in the future in the event that regulatory standards between the EU and the UK diverge. The terms of the future relationship may cause continued uncertainty in the global financial markets, and adversely affect our ability, and the ability of our portfolio companies, to execute our respective strategies and to receive attractive returns.

In particular, currency volatility may mean that our returns and the returns of our portfolio companies will be adversely affected by market movements and may make it more difficult, or more expensive, for us to implement appropriate currency hedging. Potential declines in the value of the British Pound and/or the euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of any of our portfolio companies located in the UK or Europe.

In addition to the effects on our investments in European issuers, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of our other investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as the new relationship between the UK and EU is further defined and as the UK determines which EU laws to replace or replicate. In addition, Brexit could lead to further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like us), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Brexit. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition.

Additionally, legislative or other actions relating to taxes could have a negative effect on us.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service (“IRS”) and the U.S. Treasury Department. We cannot predict with certainty how any changes in the tax laws might affect us, our common stockholders, or our portfolio companies. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our common stockholders of such qualification, or could have other adverse consequences. Stockholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our securities.

Changes to United States tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.

There has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict our portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

Our investment adviser has limited liability and is entitled to indemnification under the Investment Advisory and Management Agreement.

Under the Investment Advisory and Management Agreement, our investment adviser has not assumed any responsibility to us other than to render the services called for under that agreement. Our investment adviser will not be responsible for any action of our Board in following or declining to follow our investment adviser’s advice or recommendations. Under the Investment Advisory and Management Agreement, our investment adviser, its officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with our investment adviser, including, without limitation, its general partner and our administrator, and any person controlling or controlled by our investment adviser will not be liable to us, any of our subsidiaries, our directors, our common stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory and Management Agreement, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that our investment adviser owes to us under the Investment Advisory and Management Agreement. In addition, as part of the Investment Advisory and Management Agreement, we have agreed to indemnify our investment adviser and each of its officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with our investment adviser, including, without limitation, its general partner and our administrator, and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by such party in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of us or our security holders) arising out of or otherwise based upon the performance of any of our investment adviser’s duties or obligations under the Investment Advisory and Management Agreement or otherwise as an investment adviser of us, except in respect of any liability to us or our security holders to which such party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of our investment adviser’s duties or by reason of the reckless disregard of our investment adviser’s duties and obligations under the Investment Advisory and Management Agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than our investment adviser would when acting for its own account.

We may be obligated to pay our investment adviser certain fees even if we incur a loss.

Our investment adviser is entitled to incentive fees for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting any incentive fees and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive fee purposes excludes realized and unrealized capital losses or depreciation and income taxes related to realized gains that we may incur in the fiscal quarter, even if such capital losses or depreciation and income taxes related to realized gains result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment adviser incentive fees for a fiscal quarter even if there is a decline in the value of our portfolio or the net asset value of our Common Shares or we incur a net loss for that quarter.

If a portfolio company defaults on a loan that is structured to provide interest, it is possible that accrued and unpaid interest previously used in the calculation of incentive fees will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of incentive fees it received that was based on accrued income that we never receive.

There is a risk that investors in our Common Shares may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

We intend to make distributions on a monthly basis to our common stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in its reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.

In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Certain of our credit facilities may also limit our ability to declare dividends if we default under certain provisions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.

The above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of its debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of its debt agreements.

The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you that will lower your tax basis in your Common Shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares and reduce the amount of funds we have for investment in targeted assets.

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursement waivers from the investment adviser or the administrator, if any. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this registration statement. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC may limit our ability to pay distributions. All distributions are and will be paid at the sole discretion of our Board and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board may deem relevant from time to time. We cannot assure you that we will continue to pay distributions to our common stockholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities.

Our distributions to stockholders may be funded from expense reimbursements that are subject to repayment pursuant to our Expense Support and Conditional Reimbursement Agreement.

Substantial portions of our distributions may be funded through the reimbursement of certain expenses by our investment adviser and its affiliates. Any such distributions funded through expense reimbursements will not be based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or our investment adviser and its affiliates continue to make such reimbursements. Our future repayments of amounts reimbursed by our investment adviser or its affiliates will reduce the distributions that stockholders would otherwise receive in the future. In the initial stages of our offering, the indirect impact of the Expense Support and Conditional Reimbursement Agreement may prevent or reduce a decline in NAV by mitigating the effects of certain expenses. Further, there can be no assurance that we will achieve the performance necessary to be able to pay distributions at a specific rate or at all. Our investment adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods.

We have not established any limit on the amount of funds we may use from available sources, such as borrowings, if any, or proceeds from this offering, to fund distributions (which may reduce the amount of capital we ultimately invest in assets).

Stockholders should understand that any distributions made from sources other than cash flow from operations or relying on expense reimbursement waivers, if any, from our investment adviser or our administrator are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or our investment adviser or our administrator continues to makes such expense reimbursements, if any. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Stockholders should also understand that our future repayments to our investment adviser will reduce the distributions that they would otherwise receive. There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. Our investment adviser and our administrator have no obligation to waive fees or receipt of expense reimbursements, if any.

Our investment adviser and administrator each have the ability to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right under the Investment Advisory and Management Agreement to resign as our investment adviser at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. Similarly, our administrator has the right under the Administration Agreement to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser or administrator were to resign, we may not be able to find a new investment adviser or administrator, as applicable, or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions to our common stockholders are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment or administrative activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and administrator, as applicable. Even if we are able to retain a comparable service provider or individuals performing such services are retained, whether internal or external, their integration and lack of familiarity with our investment objectives may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

In addition, if our investment adviser resigns or is terminated, we would lose the benefits of our relationship with Crescent, including the use of its communication and information systems, market expertise, sector and macroeconomic views and due diligence capabilities, as well as any investment opportunities referred to us by Crescent, and we would be required to change our name, which may have a material adverse impact on our operations.

Although we expect to adopt a share repurchase program, we have discretion to not repurchase your Common Shares, to suspend the program, and to cease repurchases.

Our Board may not adopt a share repurchase program, and if such a program is adopted, may amend, suspend or terminate the share repurchase program at any time in its discretion. You may not be able to sell your Common Shares at all in the event our Board amends, suspends or terminates the share repurchase program, absent a liquidity event, and we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time. We will notify you of such developments in our quarterly reports or other filings. If less than the full amount of Common Shares requested to be repurchased in any given repurchase offer is repurchased, funds will be allocated pro rata based on the total number of Common Shares being repurchased without regard to class. The share repurchase program has many limitations and should not be relied upon as a method to sell shares promptly or at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our common stockholders.

In the event a stockholder chooses to participate in our share repurchase program, the stockholder will be required to provide us with notice of intent to participate prior to knowing what the NAV per share of the class of shares being repurchased will be on the Repurchase Date. Although a stockholder will have the ability to withdraw a repurchase request prior to the Repurchase Date, to the extent a stockholder seeks to sell shares to us as part of our periodic share repurchase program, the stockholder will be required to do so without knowledge of what the repurchase price of our Common Shares will be on the Repurchase Date.

As a public company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

As a public company, we are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a relatively new company, developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until there is a public market for our Common Shares, which is not expected to occur.

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.

We will be and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) in which we have total annual gross revenue of at least $1 billion, or (ii) in which we are deemed to be a large accelerated filer, which means the market value of our Common Shares that is held by non-affiliates exceeds $700 million as of the date of our most recently completed second fiscal quarter, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three- year period. For so long as we remain an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our Common Shares less attractive because we will rely on some or all of these exemptions. If some investors find our Common Shares less attractive as a result, there may be a less active trading market for our Common Shares and our share price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We will take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.

We may not be able to obtain all required state licenses.

We may be required to obtain various state licenses in order to, among other things, originate commercial loans. Applying for and obtaining required licenses can be costly and take several months. There is no assurance that we will obtain all of the licenses that we need on a timely basis. Furthermore, we will be subject to various information and other requirements in order to obtain and maintain these licenses, and there is no assurance that we will satisfy those requirements. Our failure to obtain or maintain licenses might restrict investment options and have other adverse consequences.

Compliance with the SEC’s Regulation Best Interest may negatively impact our ability to raise capital in this offering, which would harm our ability to achieve our investment objectives.

Brokers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for brokers and natural persons who are associated persons of a broker when recommending to a retail customer any securities transaction or investment strategy involving securities to a retail customer. The impact of Regulation Best Interest on brokers participating in our offering cannot be determined at this time, but it may negatively impact whether brokers and their associated persons recommend this offering to retail customers. Such brokers and their associated persons may determine that Regulation Best Interest requires such brokers and their associated persons to not recommend the Fund to their customers because doing so may not be in the customers’ best interest, which would negatively impact our ability to raise capital in this offering. If Regulation Best Interest reduces our ability to raise capital in this offering, it would harm our ability to create a diversified portfolio of investments and achieve our investment objectives and would result in our fixed operating costs representing a larger percentage of our gross income.

Risks Relating to Our Investments

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing NAV through increased net unrealized depreciation.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our investment adviser, as the Board’s valuation designee, as described above in “—Risks Relating to our Business and Structure—The majority of our portfolio investments are recorded at fair value as determined in good faith by our investment adviser, as the Board’s valuation designee and, as a result, there may be uncertainty as to the value of our portfolio investments.”

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our NAV by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Economic recessions or downturns could impair our portfolio companies, and defaults by our portfolio companies will harm our operating results.

Many of the portfolio companies in which we expect to make investments are likely to be susceptible to economic slowdowns or recessions and may be unable to repay their loans during such periods. Therefore, the number of our non-performing assets is likely to increase and the value of our portfolio is likely to decrease during such periods. Macroeconomic factors such as real GDP growth, consumer confidence, the COVID-19 pandemic, supply chain disruptions, inflation, employment levels, oil prices, interest rates, tax rates, foreign currency exchange rate fluctuations and other macroeconomic trends can adversely affect customer demand for the products and services that our portfolio companies offer and may adversely impact their businesses or financial results. In addition, although we invest primarily in companies located in the United States, our portfolio companies may rely on parts or supplies manufactured outside the United States. As a result, any event causing a disruption of imports, including natural disasters, public health crises, or the imposition of import or trade restrictions in the form of tariffs or quotas could increase the cost and reduce the supply of products available to our portfolio companies, which may negatively impact their businesses or financial results.

Adverse economic conditions may also decrease the value of collateral securing some of our loans and debt securities and the value of our equity investments. If the value of collateral underlying our loan declines during the term of the loan, a portfolio company may not be able to obtain the necessary funds to repay the loan at maturity through refinancing. Decreasing collateral value may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. Thus, economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to us. We consider a number of factors in making our investment decisions, including, but not limited to, the financial condition and prospects of a portfolio company and its ability to repay our loan. Unfavorable economic conditions could negatively affect the valuations of our portfolio companies and, as a result, make it more difficult for such portfolio companies to repay or refinance our loan. Therefore, these events could prevent us from increasing our investments and harm our operating results. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due, termination of the portfolio company’s loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize its ability to meet its obligations under the loans and debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company, which may include the waiver of certain financial covenants. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, depending on the facts and circumstances, including the extent to which we actually provide significant managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors, even though we may have structured our investment as senior secured debt.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity, and rising interests rates may make it more difficult for portfolio companies to make periodic payments on their loans.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity. This risk and the risk of default is increased to the extent that the loan documents do not require the portfolio companies to pay down the outstanding principal of such debt prior to maturity. In addition, if general interest rates rise, there is a risk that our portfolio companies will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Any failure of one or more portfolio companies to repay or refinance its debt at or prior to maturity or the inability of one or more portfolio companies to make ongoing payments following an increase in contractual interest rates could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We will be subject to the risk that the debt investments we make in our portfolio companies may be repaid prior to maturity.

We expect that our investments will generally allow for repayment at any time subject to certain penalties. When such prepayment occurs, we intend to generally reinvest these proceeds in temporary investments, pending their future investment in accordance with our investment strategy. These temporary investments will typically have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our ability to pay, or the amount of, dividends on our Common Shares, which could result in a decline in the market price of our shares.

Inflation has adversely affected and may continue to adversely affect the business, results of operations and financial condition of our portfolio companies.

Certain of our portfolio companies may be in industries that have been, or are expected to be, impacted by inflation. Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and our portfolio companies’ operations. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on our loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations. Additionally, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates in an effort to combat inflation. See “—We are exposed to risks associated with changes in interest rates, including the current rising interest rate environment.”

We typically invest in middle-market companies, which involves higher risk than investments in large companies.

Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we will rely on the ability of Crescent’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision and may lose money on our investments. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that it may have obtained in connection with our investment.

In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies we invest in and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in portfolio companies.

In addition, investment in middle-market companies involves a number of other significant risks, including:

•

they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We may be the target of litigation.

Our investment activities subject it to litigation relating to the bankruptcy process and the normal risks of becoming involved in litigation by third parties. This risk is somewhat greater where we exercise control or significant influence over a portfolio company’s direction. Any litigation could result in substantial costs and divert management’s attention and resources from our business and cause a material adverse effect on our business, financial condition and results of operations.

Our investments may be risky and we could lose all or part of our investment.

The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s Ratings Services). Below investment grade securities have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Therefore, our investments may result in an above average amount of risk and volatility or loss of principal. While the debt we invest in is often secured, such security does not guarantee that we will receive principal and interest payments according to the terms of the loan, or that the value of any collateral will be sufficient to allow us to recover all or a portion of the outstanding amount of the loan should we be forced to enforce our remedies.

Some of the loans in which we may invest directly or indirectly through investments in CDOs, CLOs or other types of structured entities may be “covenant-lite” loans, which means the loans contain fewer covenants than other loans (in some cases, none) and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by us in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. We may also experience delays in enforcing our rights under covenant-lite loans. Furthermore, we will generally not have direct rights against the underlying borrowers or entities that sponsor CLOs, which means we will not be able to directly enforce any rights and remedies in the event of a default of a loan held by a CLO vehicle. As a result of these risks, our exposure to losses may be increased, which could result in an adverse impact on our net income and net asset value.

We also may invest in assets other than first and second lien and subordinated debt investments, including high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments entail additional risks that could adversely affect our investment returns.

We may invest in high yield debt, or below investment grade securities, which has greater credit and liquidity risk than more highly rated debt obligations.

We may also invest in debt securities which will not be rated by any rating agency and, if they were rated, would be rated as below investment grade quality. Below investment grade securities have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

We may purchase common and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long-term, common stock also has experienced significantly more volatility in those returns. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on the underlying portfolio company’s success. Investments in equity securities involve a number of significant risks, including:

•

any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

•	to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment; and

•

in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of the portfolio company. Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

There are special risks associated with investing in preferred securities, including:

•

preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions;

•	preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

•	preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

•	generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

Additionally, when we invest in first lien senior secured loans (including “unitranche” loans, which are loans that combine both senior and subordinated debt, generally in a first lien position), second lien senior secured loans or subordinated debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the Investment Company Act and in advisers to similar investment funds and, to the extent we so invest, will bear our ratable share of any such company’s expenses, including management and performance fees. We will also remain obligated to pay the management fee and incentive fees to our investment adviser with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management fee and incentive fees due to our investment adviser as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

We may be subject to risks associated with syndicated loans.

From time to time, the Fund’s investments may consist of syndicated loans that were not originated by us or our investment adviser. Under the documentation for such loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributed payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. Accordingly, we may be precluded from directing such actions unless we or our investment adviser is the designated administrative agent or collateral agent or we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure you that the actions taken will be in our best interests.

There is a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.

The disposition of our investments may result in contingent liabilities.

We currently expect that substantially all of our investments will involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through its return of distributions previously made to us.

Our subordinated investments may be subject to greater risk than investments that are not similarly subordinated.

We may make subordinated investments that rank below other obligations of the borrower in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the borrower or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

There may be circumstances in which our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender’s liability claim, if, among other things, we actually render significant managerial assistance.

We may hold the debt securities of leveraged companies.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that it may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by a portfolio company may adversely and permanently affect the portfolio company. If the proceeding is converted to a liquidation, the value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective.

The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations that we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt investments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing “first out” and “last out” structures) that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of our investment in such portfolio company.

When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our management and incentive fee structure may create incentives for our investment adviser that are not fully aligned with our common stockholders’ interests and may induce our investment adviser to make speculative investments.

In the course of our investing activities, we will pay management and incentive fees to our investment adviser. We have entered into the Investment Advisory and Management Agreement with our investment adviser that provides that these fees are based on the value of our gross assets (which includes assets purchased with borrowed amounts or other forms of leverage but excludes cash and cash equivalents), instead of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable). As a result, investors in our Common Shares will invest on a “gross” basis and receive distributions on a “net” basis after expenses, including the costs of leverage, resulting in a lower rate of return than one might achieve if distributions were made on a gross basis. Because our management fees are based on the value of our gross assets, incurrence of debt or the use of leverage will increase the management fees due to our investment adviser.

As such, our investment adviser may have an incentive to use leverage to make additional investments. In addition, as additional leverage would magnify positive returns, if any, on our portfolio, the incentive fee would become payable to our investment adviser (i.e., exceed the Hurdle Amount (as defined herein under the heading “Incentive Fee”)) at a lower average return on our portfolio. Thus, if we incur additional leverage, our investment adviser may receive additional incentive fees without any corresponding increase (and potentially with a decrease) in the performance of our portfolio.

Additionally, under the incentive fee structure, our investment adviser may benefit when capital gains are recognized and, because our investment adviser will determine when to sell a holding, our investment adviser will control the timing of the recognition of such capital gains. As a result of these arrangements, there may be times when the management team of our investment adviser has interests that differ from those of our common stockholders, giving rise to a conflict. Furthermore, there is a risk our investment adviser will make more speculative investments in an effort to receive this payment. PIK interest and OID would increase our pre-incentive fee net investment income by increasing the size of the loan balance of underlying loans and increasing our assets under management and would make it easier for our investment adviser to surpass the Hurdle Amount and increase the amount of incentive fees payable to our investment adviser.

The part of the incentive fee payable to our investment adviser relating to our net investment income is computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may give rise to a conflict of interest for our investment adviser to the extent that it encourages our investment adviser to favor debt financings that provide for deferred interest, rather than current cash payments of interest. Our investment adviser may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because, under the Investment Advisory and Management Agreement, our investment adviser is not obligated to reimburse us for incentive fees it receives even if we subsequently incur losses or never receives in cash the deferred income that was previously accrued.

Our Board is charged with protecting our interests by monitoring how our investment adviser addresses these and other conflicts of interest associated with its services and compensation. While our Board is not expected to review or approve each investment decision or incurrence of leverage, our independent directors will periodically review our investment adviser’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our investment adviser’s fees and expenses (including those related to leverage) remain appropriate.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent it so invests, bear its ratable share of any such investment company’s expenses, including management and performance fees. We also remain obligated to pay management and incentive fees to our investment adviser with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders bears his or her share of the management and incentive fees of our investment adviser as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

Conflicts of interest may be created by the valuation process for certain portfolio holdings.

We make many of our portfolio investments in the form of loans and securities that are not publicly traded and for which no market based price quotation is available. As a result, our Board will determine the fair value of these loans and securities in good faith as described below in “—The majority of our portfolio investments are recorded at fair value as determined in good faith by our investment adviser, as the Board’s valuation designee and, as a result, there may be uncertainty as to the value of our portfolio investments.” Each of the interested members of our Board has an indirect pecuniary interest in our investment adviser. The participation of our investment adviser’s investment professionals in our valuation process, and the pecuniary interest in our investment adviser by certain members of our Board, could result in a conflict of interest as our investment adviser’s management fee is based, in part, on the value of our gross assets, and our incentive fees will be based, in part, on realized gains and realized and unrealized losses.

Our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although we expect most of our investments will be U.S. dollar denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us.

We may be subject to risks under hedging transactions and may become subject to risk if it invests in non-U.S. securities.

The Investment Company Act generally requires that 70% of our investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. However, our portfolio may include debt securities of non-U.S. companies, including emerging market issuers, to the limited extent such transactions and investments would not cause us to violate the Investment Company Act. We expect that these investments would focus on the same secured debt, unsecured debt and related equity security investments that we make in U.S. middle-market companies and, accordingly, would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in loans and securities of emerging market issuers involves many risks including economic, social, political, financial, tax and security conditions in the emerging market, potential inflationary economic environments, regulation by foreign governments, different accounting standards and political uncertainties. Economic, social, political, financial, tax and security conditions also could negatively affect the value of emerging market companies. These factors could include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations or judgments or foreclosing on collateral, lack of uniform accounting and auditing standards and greater price volatility.

Engaging in either hedging transactions or investing in foreign loans and securities would entail additional risks to our common stockholders. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign loans and securities, we could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible for us to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those loans and securities would likely fluctuate as a result of factors not related to currency fluctuations.

We may not realize anticipated gains on the equity interests in which we invest.

When we invest in loans and debt securities, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon such disposition. However, the equity interests we receive may not appreciate in value and, may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Risks Relating to an Investment in Our Common Shares

If we are unable to raise substantial funds, then we will be more limited in the number and type of investments we may make, our expenses may be higher relative to our total assets, and the value of your investment in us may be reduced in the event our assets under-perform.

Amounts that we raise may not be sufficient for us to purchase a broad portfolio of investments. To the extent that less than the maximum number of Common Shares is subscribed for, the opportunity for us to purchase a broad portfolio of investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base. If we are unable to raise substantial funds, we may not achieve certain economies of scale and our expenses may represent a larger proportion of our total assets.

We may have difficulty sourcing investment opportunities.

We have not identified the potential investments for our portfolio that we will acquire after breaking escrow. We cannot assure investors that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy all investments successfully. In addition, privately-negotiated investments in loans and illiquid securities of private middle market companies require substantial due diligence and structuring, and we cannot assure investors that we will achieve our anticipated investment pace. As a result, investors will be unable to evaluate any future portfolio company investments prior to purchasing our Common Shares. Additionally, our investment adviser will select our investments subsequent to this offering, and our common stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our Common Shares. To the extent we are unable to deploy all investments, our investment income and, in turn, our results of operations, will likely be materially adversely affected.

The due diligence process that our investment adviser undertakes in connection with our investments may not reveal all the facts that may be relevant in connection with an investment.

Our investment adviser’s due diligence may not reveal all of a company’s liabilities and may not reveal other weaknesses in its business. There can be no assurance that our due diligence process will uncover all relevant facts that would be material to an investment decision. Before making an investment in, or a loan to, a company, our investment adviser will assess the strength and skills of the company’s management team and other factors that it believes are material to the performance of the investment. In making the assessment and otherwise conducting customary due diligence, our investment adviser will rely on the resources available to it and, in some cases, an investigation by third parties. This process is particularly important and highly subjective with respect to newly organized entities because there may be little or no information publicly available about the entities. We may make investments in, or loans to, companies, including middle market companies, which are not subject to public company reporting requirements, including requirements regarding preparation of financial statements, and will, therefore, depend upon the compliance by investment companies with their contractual reporting obligations and the ability of our investment advisers’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we and our investment adviser are unable to uncover all material information about these companies, we may not make a fully informed investment decision and may lose money on our investments. As a result, the evaluation of potential investments and the ability to perform due diligence on and effective monitoring of investments may be impeded, and we may not realize the returns that it expects on any particular investment. In the event of fraud by any company in which we invest or with respect to which we make a loan, we may suffer a partial or total loss of the amounts invested in that company.

An investment in our Common Shares will have limited liquidity.

Our shares constitute illiquid investments for which there is not, and will likely not be, a secondary market at any time prior to a public offering and listing of our Common Shares on a national securities exchange. There can be no guarantee that we will conduct a public offering and list our Common Shares on a national securities exchange. Investment in the Fund is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in the Fund. Except in limited circumstances for legal or regulatory purposes, stockholders are not entitled to have their shares repurchased. Stockholders must be prepared to bear the economic risk of an investment in our Common Shares for an extended period of time. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time.

We may enter into side letters or similar arrangements.

The Fund and/or our investment adviser may enter into side letters or other similar agreements with certain stockholders in connection with their subscription to the Fund without the approval of any other stockholder, which, to the extent permitted by applicable law, may have the effect of establishing rights with respect to such stockholder in a manner more favorable to such stockholder than those applicable to other stockholders. Such rights or terms in any such side letter or other similar agreement may include, without limitation, (i) the Fund’s or our investment adviser’s agreement to extend certain information rights or additional reporting to such stockholder, including, without limitation, to accommodate special regulatory or other circumstances of such stockholder; provided, that such rights are subject to Regulation FD promulgated by the SEC and any other applicable confidentiality restrictions, (ii) restrictions on, or special rights of such stockholder with respect to the activities of the Fund, (iii) the right to recommend a representative for nomination to the Board or to appoint a board observer or any rights related thereto or (iv) other rights or terms necessary in light of particular legal, regulatory or public policy characteristics of a stockholder. Such side letters may permit such stockholders to take actions on the basis of information not available to other stockholders that do not have the benefit of such agreements. Any rights or terms established in a side letter with a stockholder will govern solely with respect to such stockholder (and any of such stockholder’s assignees or transferees if so specified in the side letter) and will not require the approval of any other stockholder. In addition, Crescent and our investment adviser have entered, and it can be expected that Crescent and our investment adviser will in the future enter, into agreements with investors involving an investor’s overall relationship with Crescent or our investment adviser, including one or more strategies in addition to the Fund’s strategy, with terms and conditions applicable solely to such investor and our investment in multiple Crescent and our investment adviser strategies that would not apply to any other investor’s investment in the Fund. See “Potential Conflicts of Interest.”

Certain investors will be subject to Exchange Act filing requirements.

Because our Common Shares will be registered under the Exchange Act, ownership information for any person who beneficially owns 5% or more of our Common Shares will have to be disclosed in a Schedule 13G or other filings with the SEC. Beneficial ownership for these purposes is determined in accordance with the rules of the SEC, and includes having voting or investment power over the securities. In some circumstances, our common stockholders who choose to reinvest their dividends may see their percentage stake in the Fund increased to more than 5%, thus triggering this filing requirement. Each stockholder is responsible for determining its filing obligations and preparing the filings. In addition, our common stockholders who hold more than 10% of a class of our Common Shares may be subject to Section 16(b) of the Exchange Act, which recaptures for the benefit of the Fund profits from the purchase and sale of registered stock (and securities convertible or exchangeable into such registered stock) within a six-month period.

Special considerations for certain benefit plan investors.

We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under ERISA and the Plan Asset Regulations. In this regard, until such time as all classes of our Common Shares are considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, we intend to limit investment in each class of our Common Shares by “benefit plan investors” to less than 25% of the total value of each class of our Common Shares (within the meaning of the Plan Asset Regulations).

If, notwithstanding our intent, the assets of the Fund were deemed to be “plan assets” of any common stockholder that is a “benefit plan investor” under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and Section 4975 of the Code. If a prohibited transaction occurs for which no exemption is available, our investment adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the “benefit plan investor” any profit realized on the transaction and (ii) reimburse the Covered Plan for any losses suffered by the “benefit plan investor” as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. The fiduciary of a “benefit plan investor” who decides to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of its investment in the Fund or as co-fiduciary for actions taken by or on behalf of the Fund or our investment adviser. With respect to a “benefit plan investor” that is an individual retirement account (an “IRA”) that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status.

Until such time as all the classes of our Common Shares constitute “publicly traded securities” within the meaning of the Plan Asset Regulations, we have the power to (a) exclude any common stockholder or potential common stockholder from purchasing our Common Shares; (b) prohibit any redemption of our Common Shares; and (c) redeem some or all Common Shares held by any holder if, and to the extent that, our Board determines that there is a substantial likelihood that such holder’s purchase or ownership of Common Shares or the redemption of such holder’s Common Shares would result in our assets to be characterized as “plan assets,” for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code, and all Common Shares of the Fund shall be subject to such terms and conditions.

Prospective investors should carefully review the matters discussed under “Restrictions on Share Ownership” and should consult with their own advisors as to the consequences of making an investment in the Fund.

No stockholder approval is required for certain mergers.

Our Board may undertake to approve mergers between us and certain other funds or vehicles. Subject to the requirements of the Investment Company Act and Maryland law, such mergers will not require stockholder approval so you will not be given an opportunity to vote on these matters unless such mergers are reasonably anticipated to result in a material dilution of the NAV per share of the Fund or are otherwise required to be approved under Maryland law. These mergers may involve funds managed by affiliates of our investment adviser. Subject to stockholder approval, the Board may also seek to convert the form and/or jurisdiction of organization, including to take advantage of laws that are more favorable to maintaining board control in the face of dissident stockholders.

Investing in our Common Shares may involve an above average degree of risk.

The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The NAV of our Common Shares, and liquidity, if any, of the market for our Common Shares may fluctuate significantly.

The capital and credit markets have experienced periods of extreme volatility and disruption over the past several years (including as a result of the COVID-19 pandemic). The NAV for our Common Shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	price and volume fluctuations in the capital and credit markets from time to time;

•	changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;

•	changes in accounting guidelines governing valuation of our investments;

•	loss of our RIC or BDC status;

•	loss of a major funding source;

•	our ability to manage our capital resources effectively;

•	changes in our earnings or variations in our operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

•	departure of Crescent’s key personnel;

•	uncertainty surrounding the strength of the U.S. economy;

•	uncertainty between the U.S. and other countries with respect to trade policies, treaties, and tariffs;

•	global unrest;

•	the length and duration of the COVID-19 outbreak; and

•	general economic trends and other external factors.

Our common stockholders will experience dilution in their ownership percentage if they opt out of our distribution reinvestment plan.

All distributions declared in cash payable to stockholders that are participants in our distribution reinvestment plan are automatically reinvested in our Common Shares. As a result, our common stockholders that opt out of our distribution reinvestment plan will experience dilution in their ownership percentage of our Common Shares over time. See “Distribution Reinvestment Plan.”

Stockholders may be required to pay tax in excess of the cash they receive.

Under our distribution reinvestment plan, if a stockholder owns our Common Shares, the stockholder will have all cash distributions automatically reinvested in additional Common Shares unless such stockholder, or his, her or its nominee on such stockholder’s behalf, specifically “opts out” of the distribution reinvestment plan by delivering a written notice to the plan administrator prior to the record date of the next distribution. If a stockholder does not “opt out” of the distribution reinvestment plan, that stockholder will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our Common Shares to the extent the amount reinvested was not a tax-free return of capital. As a result, a stockholder may have to use funds from other sources to pay U.S. federal income tax liability on the value of the Common Shares received. Even if a stockholder chooses to “opt out” of the distribution reinvestment plan, we will have the ability to declare a large portion of a dividend in our Common Shares instead of in cash in order to satisfy the Annual Distribution Requirement (as defined herein under the heading “Certain Material U.S. Federal Income Tax Considerations—Election to Be Taxed as a RIC”). As long as a portion of this dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder generally will be subject to tax on 100% of the fair market value of the dividend on the date the dividend is received by the stockholder in the same manner as a cash dividend, even though most of the dividend was paid in our Common Shares.

Our future credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our future credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

General Risk Factors

Global economic, political and market conditions, including uncertainty about the financial stability of the United States, could have a significant adverse effect on our business, financial condition and results of operations.

Downgrades by rating agencies to the U.S. government’s credit rating or concerns about its credit and deficit levels in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our Common Shares.

Deterioration in the economic conditions in the Eurozone and globally, including instability in financial markets, may pose a risk to our business. In recent years, financial markets have been affected at times by a number of global macroeconomic and political events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing loans on the balance sheets of European banks, the potential effect of any European country leaving the Eurozone, the potential effect of the United Kingdom leaving the European Union, and market volatility and loss of investor confidence driven by political events. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

The current global financial market situation, as well as various social and political circumstances in the U.S. and around the world, including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes, adverse effects of climate crisis and global health epidemics (including the COVID-19), may contribute to increased market volatility and economic uncertainties or deterioration in the U.S. and worldwide. Additionally, the U.S. government’s credit and deficit concerns, the European sovereign debt crisis, and the potential trade war with China, could cause interest rates to be volatile, which may negatively impact our ability to access the debt markets on favorable terms.

Adverse developments in the credit markets may impair our ability to enter into new debt financing arrangements.

During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited refinancing and loan modification transactions and reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. If these conditions recur, it may be difficult for us to enter into a new credit or other borrowing facility, obtain other financing to finance the growth of our investments, or refinance any outstanding indebtedness on acceptable economic terms, or at all.

The Russian invasion of Ukraine may have a material adverse impact on us and our portfolio companies.

On February 24, 2022, the President of Russia, Vladimir Putin, announced a military invasion of Ukraine. In response, countries worldwide, including the United States, have imposed sanctions against Russia on certain businesses and individuals, including, but not limited to, those in the banking, import and export sectors. This invasion has led, is currently leading, and for an unknown period of time will continue to lead to disruptions in local, regional, national, and global markets and economies affected thereby. These disruptions caused by the invasion have included, and may continue to include, political, social, and economic disruptions and uncertainties and material increases in certain commodity prices that may affect our business operations or the business operations of our portfolio companies.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the loans and debt securities we acquire, the default rate on such loans and securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.

Our business is dependent on our and third parties’ communications and information systems. Further, in the ordinary course of our business we or our investment adviser may engage certain third party service providers to provide us with services necessary for our business. Any failure or interruption of those systems or services, including as a result of the termination or suspension of an agreement with any third-party service providers, could cause delays or other problems in our business activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our business, financial condition and operating results and negatively affect the NAV of our Common Shares and our ability to pay dividends to our common stockholders.

We are highly dependent on information systems, and systems failures or cyber-attacks could significantly disrupt its business.

Our business is highly dependent on Crescent’s communications and information systems, to which we have access through our administrator. In addition, certain of these systems are provided to Crescent by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results.

Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of its confidential information and/or damage to its business relationships.

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen information, misappropriation of assets, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect our business, financial condition or results of operations. In addition, we may be required to expend significant additional resources to modify its protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. We face risks posed to our information systems, both internal and those provided to it by third-party service providers. We, our investment adviser and its affiliates have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber-incident, may be ineffective and do not guarantee that a cyber-incident will not occur or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

Third parties with which we do business (including those that provide services to us) may also be sources or targets of cybersecurity or other technological risks. We outsource certain functions and these relationships allow for the storage and processing of our information and assets, as well as certain investor, counterparty, employee and borrower information.

While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above. Privacy and information security laws and regulation changes, and compliance with those changes, may also result in cost increases due to system changes and the development of new administrative processes.

ESTIMATED USE OF PROCEEDS

We intend to use the net proceeds from this offering to (1) make investments in accordance with our investment strategy and policies, (2) reduce borrowings and repay indebtedness incurred under various financing agreements we may enter into and (3) fund repurchases under our share repurchase plan. Generally, our policy will be to pay distributions and operating expenses from cash flow from operations, however, we are not restricted from funding these items from proceeds from this offering or other sources and may choose to do so, particularly in the earlier part of this offering.

We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof, and in any event generally within 90 days of each subscription closing. However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objectives. As a result, we may not be able to achieve our investment objectives and/or pay any distributions during this period or, if we are able to do so, such distributions may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the net asset value of our Common Shares may decline. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objectives.

We estimate that we will incur approximately $                million of offering expenses (excluding the stockholder servicing and/or distribution fee) in connection with this offering, or approximately        % of the gross proceeds, assuming maximum gross proceeds of $                . Our investment adviser has agreed to advance all of our organization and offering expenses on our behalf through the date on which we break escrow for the Common Shares sold in this offering. Unless our investment adviser elects to waive such expenses pursuant to the Expense Support and Conditional Reimbursement Agreement, in which case we and, ultimately, our common stockholders, will repay such expenses pursuant to the terms of that agreement, we will be obligated to reimburse our investment adviser for such advanced expenses upon breaking escrow for this offering. Any reimbursements will not exceed actual expenses incurred by our investment adviser and its affiliates.

The following tables set forth our estimate of how we intend to use the gross proceeds from this offering. Information is provided assuming that the Fund sells the maximum number of shares registered in this offering, or shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of our Common Shares and the actual number of shares we sell in this offering. The table below assumes that shares are sold at the current offering price of $                per share. Such amount is subject to increase or decrease based upon our NAV per share.

The following tables present information about the net proceeds raised in this offering for each class, assuming that we sell the minimum offering amount of $                and the maximum primary offering amount of $                . The tables assume that 1/3 of our gross offering proceeds are from the sale of Class S shares, 1/3 of our gross offering proceeds are from the sale of Class D shares and 1/3 of our gross offering proceeds are from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from what is shown in the tables below. Because amounts in the following tables are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering. Amounts expressed as a percentage of net proceeds or gross proceeds may be higher or lower due to rounding.

The following table presents information regarding the use of proceeds raised in this offering with respect to Class S shares.

	Minimum Offering of $ in Class S Shares		Maximum Offering of $ in Class S Shares
Gross Proceeds(1)	$	%	$	%
Upfront Sales Load(2)	$	%	$	%
Organization and Offering Expenses(3)	$	%	$	%
Net Proceeds Available for Investment	$	%	$	%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class D shares.

	Minimum Offering of $ in Class D Shares		Maximum Offering of $ in Class D Shares
Gross Proceeds(1)	$	%	$	%
Upfront Sales Load(2)	$	%	$	%
Organization and Offering Expenses(3)	$	%	$	%
Net Proceeds Available for Investment	$	%	$	%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class I shares.

	Minimum Offering of $ in Class I Shares		Maximum Offering of $ in Class I Shares
Gross Proceeds(1)	$	%	$	%
Upfront Sales Load(2)	$	%	$	%
Organization and Offering Expenses(3)	$	%	$	%
Net Proceeds Available for Investment	$	%	$	%

(1)

We intend to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415 under the Securities Act; however, in certain states this offering is subject to annual extensions.

(2)

No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares. However, if you buy Class S shares or Class D shares through certain selling agents, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a        % cap on NAV for Class D shares and        % cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. Subject to FINRA limitations on underwriting compensation, we will pay the following stockholder servicing and/or distribution fees to the intermediary manager: (a) for Class S shares, a stockholder servicing and/or distribution fee equal to        % per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares, a stockholder servicing and/or distribution fee equal to        % per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. The intermediary manager anticipates that all or a portion of the stockholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating broker dealers. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the stockholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the stockholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.
(3)

The organization and offering expense numbers shown above represent our estimates of expenses to be incurred by us in connection with this offering and include estimated wholesaling expenses reimbursable by us. See “Plan of Distribution” for examples of the types of organization and offering expenses we may incur.

PLAN OF OPERATION

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a newly organized, externally managed, non-diversified closed-end management investment company that has elected to be treated as a BDC under the Investment Company Act. Formed as a Maryland corporation on November 10, 2022, we are externally managed by our investment adviser, which is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Our investment adviser is registered as investment adviser with the SEC. We also intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code.

We are externally managed by our investment adviser, Crescent Cap NT Advisors, LLC, an affiliate of Crescent, pursuant to our Investment Advisory and Management Agreement (as defined below). Our administrator,                , an affiliate of Crescent, provides certain administrative and other services necessary for us to operate.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation through debt and related equity investments. We intend to invest primarily in directly originated assets, including first lien senior secured loans (including “unitranche” loans, which are loans that combine both senior and subordinated debt, generally in a first lien position), second lien senior secured loans, subordinated secured and unsecured loans, subordinated debt, which in some cases includes an equity component and preferred component and other types of credit instruments, made to or issued by U.S. middle-market companies, which we generally define as companies with annual EBITDA between $    million and $                million. To a lesser extent, we may make investments in syndicated loans and other liquid credit investment opportunities, including in publicly traded debt instruments, for cash management purposes, while also presenting an opportunity for attractive investment returns. The credit instruments we may invest in include distressed securities, securitized products, notes, bills, debentures, bank loans, convertible and preferred securities, government and municipal obligations. The Fund may also invest in foreign instruments and illiquid and restricted securities. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in debt investments of varying maturities and related equity securities. While most of our investments will be in private U.S. companies (we generally have to invest at least 70% of our total assets in “qualifying assets,” including private U.S. companies), we also expect to invest from time to time in non-U.S. companies. We believe that our liquid credit investments will help maintain liquidity to satisfy any share repurchases we choose to make in our sole discretion and manage cash before investing subscription proceeds into directly originated loans while also seeking attractive investment returns. We expect these investments to enhance our risk/return profile and serve as a source of liquidity for the Fund. Subject to the limitations of the Investment Company Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Crescent funds. From time to time, we may co-invest with other Crescent funds. See “Regulation—Exemptive Relief.”

“First lien” investments are senior loans that have the benefit of a first-priority security interest on all existing and future assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets.

“Unitranche” investments are loans that may extend deeper in a company’s capital structure than traditional first lien debt and may provide for a waterfall of cash flow priority among different lenders in the unitranche loan. In certain instances, we may find another lender to provide the “first out” portion of such loan and retain the “last out” portion of such loan, in which case, the “first out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last out” portion that we would continue to hold. In exchange for the greater risk of loss, the “last out” portion earns a higher interest rate.

“Second lien” investments are loans with a second priority lien on all existing and future assets of the portfolio company. The security interest ranks below the security interests of any first lien and unitranche lenders in those assets.

“Unsecured debt” investments are loans that generally rank senior to a borrower’s equity securities and junior in right of payment to such borrower’s other senior indebtedness.

To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of our investment adviser, but in no event will leverage employed exceed the limitations set forth in the Investment Company Act, which currently allows us to borrow up to a 2:1 debt to equity ratio. We intend to use leverage in the form of borrowings, including loans from certain financial institutions and the issuance of debt securities. We may also use leverage in the form of the issuance of preferred stock, but do not currently intend to do so. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. See “Risk Factors—Risks Relating to Our Business and Structure—Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and increases the risk of investing in us. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions.” To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. See “Risk Factors—Risks Relating to Our Business and Structure—We may form one or more CLOs, which may subject us to certain structured financing risks.”

See “Investment Objective and Strategies” for more information about our investment strategies. Our investments are subject to a number of risks. See “Risk Factors.”

Revenues

We plan to generate revenue in the form of interest income on debt investments, capital gains, and dividend income from our equity investments in our portfolio companies. Our senior and subordinated debt investments are expected to bear interest at a fixed or floating rate. Interest on debt securities is generally payable quarterly or semiannually.

Interest income is recorded on an accrual basis and includes the amortization of purchase discounts and premiums. Discounts and premiums to par value are accreted or amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion and amortization of discounts and premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income.

Dividend income from common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies. Dividend income from preferred equity securities is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Each distribution received from an equity investment is evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Generally, we will not record distributions from equity investments as dividend income unless there is sufficient current or accumulated earnings prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

Certain investments have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal or cost basis of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest income, as applicable. If at any point we believe PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Expenses

The Fund’s primary operating expenses include the payment of management fees and incentive fees to our investment adviser under the Investment Advisory and Management Agreement, as amended, our allocable portion of overhead expenses under the Administration Agreement with our administrator and other operating costs described below. The management and incentive fees compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other out-of-pocket costs and expenses of our operations and transactions, including:

(a)	the cost of calculating our net asset value, including the cost of any third-party valuation services;

(b)	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

(c)	fees and expenses associated with independent audits and outside legal costs;

(d)	independent directors’ fees and expenses;

(e)

administration fees and expenses, if any, payable under the Administration Agreement (including payments based upon our allocable portion of our administrator’s overhead in performing its obligations under the Administration Agreement, rent and the allocable portion of the cost of certain professional services provided to us, including but not limited to, our accounting professionals, our legal counsel and compliance professionals);

(f)	U.S. federal, state and local taxes;

(g)	the cost of effecting sales and repurchases of shares of our common stock and other securities;

(h)	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

(i)	out-of-pocket fees and expenses associated with marketing efforts;

(j)	federal and state registration fees and any stock exchange listing fees;

(k)	brokerage commissions;

(l)	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws;

(m)	debt service and other costs of borrowings or other financing arrangements; and

(n)	all other expenses reasonably incurred by us in connection with making investments and administering our business.

With respect to (a) above, our investment adviser has agreed to advance all of our organization and offering expenses on our behalf through the date on which we break escrow for the Common Shares sold in this offering. Unless our investment adviser elects to waive such expenses pursuant to the Expense Support and Conditional Reimbursement Agreement, in which case we, and ultimately our common stockholders, will repay such expenses pursuant to the terms of that agreement, we will be obligated to reimburse such advanced expenses upon breaking escrow for this offering. See “—Expense Support and Conditional Reimbursement Agreement.” Any reimbursements will not exceed actual expenses incurred by our investment adviser and its affiliates.

From time to time, our investment adviser, our administrator, or their respective affiliates, may pay third-party providers of goods or services. We will reimburse our investment adviser, our administrator, or such affiliates thereof for any such amounts paid on our behalf. Each of our investment adviser or our administrator will waive its right to be reimbursed in the event that such reimbursements would cause any distributions to the Fund’s common stockholders to constitute a return of capital. All of these expenses will ultimately be borne by the Fund’s common stockholders.

Expense Support and Conditional Reimbursement Agreement

We have entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with our investment adviser. Our investment adviser may elect to pay certain of our expenses on our behalf (each, an “Expense Payment”), provided that no portion of the payment will be used to pay any interest expense or distribution and/or stockholder servicing fees of the Fund. Any Expense Payment that our investment adviser has committed to pay must be paid by our investment adviser to us in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from us to our investment adviser or its affiliates.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s stockholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), we shall pay such Excess Operating Funds, or a portion thereof, to our investment adviser until such time as all Expense Payments made by our investment adviser to the Fund within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Fund shall be referred to herein as a “Reimbursement Payment.” Available Operating Funds means the sum of (i) our net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) our net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to us on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

The Fund’s obligation to make a Reimbursement Payment shall automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent our investment adviser has waived its right to receive such payment for the applicable month. Reimbursement Payments for a given Expense Payment must be made within three years of the last business day of the applicable calendar month. The expense support is measured on a per share class basis.

Financial Condition, Liquidity and Capital Resources

The primary uses of our cash and cash equivalents are for (1) investments in portfolio companies and other investments; (2) the cost of operations (including paying our investment adviser); (3) debt service, repayment, and other financing costs; and (4) cash distributions to the holders of our common stock. We expect to generate additional liquidity from (1) future offerings of securities, (2) future borrowings and (3) cash flows from operations, including investment sales and repayments as well as income earned on investments.

Immediately after we meet our minimum offering requirement pursuant to this offering or any private placement, gross subscription funds will total at least $                million, which will be available to us

immediately upon commencing operations. Once our minimum offering requirement has been met, we intend to sell our Common Shares on a continuous basis at a per share price equal to the then-current NAV per share.

Net Worth of Sponsors

The NASAA, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time (the “Omnibus Guidelines”), requires that our affiliates and investment adviser, or our Sponsor as defined under the Omnibus Guidelines, have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of the greater of either $100,000, or 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our investment adviser and its affiliates, while not liable directly or indirectly for any indebtedness we may incur, have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with GAAP. The preparation of these financial statements will require our management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, our investment adviser utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our investment adviser, as the Board’s valuation designee, determines the fair value of the investments in good faith, based on, among other things, the fair valuation recommendations from investment professionals, the oversight of the Fund’s Audit Committee and independent third-party valuation firms. In addition, the Fund’s independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, the Fund’s investment valuation process within the context of performing the integrated audit.

As part of the valuation process for investments that do not have readily available market prices, the investment adviser may take into account the following types of factors, if relevant, in determining the fair value of the Fund’s investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the investment adviser considers the pricing indicated by the external event to corroborate its valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which the Fund has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations then assigned. All investments in securities are recorded at their fair value.

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind (“PIK”) interest. Discounts from and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. To maintain the Fund’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends for the year the income was earned, even though the Fund has not yet collected the cash. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Dividend Income Recognition

Dividend income from common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies. Dividend income from preferred equity securities is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Each distribution received from an equity investment is evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Generally, the Fund will not record distributions from equity investments as dividend income unless there is sufficient current or accumulated earnings prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

Capital Structuring Service Fees and Other Income

In pursuit of the Fund’s investment objectives, the Fund’s investment adviser seeks to provide assistance to its portfolio companies and in return the Fund may receive fees for capital structuring services. These fees are fixed based on contractual terms, are generally only available to the Fund as a result of the Fund’s underlying investments, are normally paid at the closing of the investments, are generally non-recurring and non-refundable and are recognized as revenue when earned upon closing of the investment. The services that the Fund’s investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Fund. In certain instances where the Fund is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Fund in such situations will be deferred and amortized over the contractual life of the loan.

Other income may include income such as consent, waiver, amendment, agency, underwriting and arranger fees associated with the Fund’s investment activities. Such fees are recognized as income when earned or the services are rendered.

Distributions

To the extent that the Fund has taxable income available, the Fund currently intends to make monthly distributions to its stockholders. Distributions to stockholders are recorded on the record date. All distributions will be paid at the sole discretion of our Board and will depend on our earnings, financial condition, maintenance of our tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as our Board may deem relevant from time to time.

Income Taxes

The Fund intends to elect to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Fund must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Fund intends to make the requisite distributions to its stockholders, which will generally relieve the Fund from U.S. federal corporate-level income taxes.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Fund determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

The Fund may hold certain portfolio company investments through consolidated taxable subsidiaries. Such subsidiaries may be subject to U.S. federal and state corporate-level income taxes. These consolidated subsidiaries recognize deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between the tax basis of certain assets and liabilities and the reported amounts included in the accompanying consolidated balance sheet using the applicable statutory tax rates in effect for the year in which any such temporary differences are expected to reverse.

Contractual Obligations

The Fund has entered into an investment advisory and management agreement (the “Investment Advisory and Management Agreement”) with our investment adviser to provide the Fund with investment advisory services and an administration agreement (the “Administration Agreement”) with our administrator to provide the Fund with administrative services. Payments for investment advisory services under our Investment Advisory and Management Agreement and reimbursements under our Administration Agreement are described in “Investment Advisory and Management Agreement and Administration Agreement.”

The Fund intends to establish one or more credit facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to-be-determined spreads over a specified reference rate, such as SOFR. The Fund cannot assure stockholders that the Fund will be able to enter into a credit facility on favorable terms or at all. In connection with a credit facility or other borrowings, lenders may require the Fund to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations.

The Fund expects to enter into commitments, including unfunded commitments, to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) the Fund’s discretion. The Fund’s commitment to fund delayed draw loans will generally be triggered upon the satisfaction of certain pre-negotiated terms and conditions. Generally, the most significant and uncertain term requires the borrower to satisfy a specific use of proceeds covenant. The use of proceeds covenant typically requires the borrower to use the additional loans for the specific purpose of a permitted acquisition or permitted investment, for example. In addition to the use of proceeds covenant, the borrower is generally required to satisfy additional negotiated covenants (including specified leverage levels). To the extent we enter into unfunded commitment agreements, we expect to have a reasonable belief, at the time of entering into any such agreement, that we will have sufficient cash and cash equivalents to meet our obligations with respect to all of our unfunded commitment agreements, in each case as they become due. To the extent we cannot meet this requirement, we will be required to treat unfunded commitments as derivatives transactions (and, in turn, leverage), which may limit our ability to use derivatives and increase our leverage.

Off-Balance Sheet Arrangements

Other than contractual commitments and other legal contingencies incurred in the normal course of our business, we do not expect to have any off-balance sheet financings or liabilities.

Quantitative and Qualitative Disclosures About Market Risk

We will be subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio. Uncertainty with respect to the economic effects of rising interest rates in response to inflation, the war in Russia and Ukraine and the ongoing COVID-19 pandemic introduced significant volatility in the financial markets, and the effects of this volatility has materially impacted and could continue to materially impact our market risks, including those listed below. For additional information concerning the COVID-19 pandemic and its potential impact on our business and our operating results, see “Risk Factors—Risks Relating to Our Business and Structure—Global economic, political and market conditions caused by the current public health crisis have (and in the future, could further) adversely affect our business, results of operations and financial condition and those of our portfolio companies.”

Investment Valuation Risk

Because there will not be a readily available market value for most of the investments in our portfolio, we will value substantially all of our portfolio investments at fair value as determined in good faith by our investment adviser, as the Board’s valuation designee, based on, among other things, the input of our management committee and the oversight of our audit committee and independent third-party valuation firms that may be engaged at the direction of our Board to assist in the valuation of each portfolio investment without a readily available market quotation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period.

Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations then assigned. See “Determination of Net Asset Value.”

Interest Rate Risk

Because we will fund a portion of our investments with borrowings, our net investment income will be affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. See “Risk Factors—Risks Relating to Our Business and Structure—We are exposed to risks associated with changes in interest rates.” We will regularly measure our exposure to interest rate risk. We will assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we will determine whether or not any hedging transactions, such as futures, options, currency options, forward contracts, interest rate swaps, caps, collars and floors are necessary to mitigate exposure to changes in interest rates.

INVESTMENT OBJECTIVE AND STRATEGIES

We were formed on November 10, 2022, as a Maryland corporation. We were organized to invest primarily in directly originated assets, including debt securities and related equity investments, made to or issued by U.S. middle-market companies, which we generally define as companies with EBITDA between $                 million and $                 million. To a lesser extent, we may make investments in syndicated loans and other liquid credit opportunities, including in publicly traded debt instruments, for cash management purposes, while also presenting an opportunity for attractive investment returns.

We have filed an election to be regulated as a BDC under the Investment Company Act. We also intend to elect to be treated as soon as reasonably practical, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a BDC and a RIC, we will be required to comply with certain regulatory requirements.

Our investment objectives are to maximize the total return to our stockholders in the form of current income and, to a lesser extent, long-term capital appreciation through debt and related equity investments. We will seek to meet our investment objectives by:

•	utilizing the experience and expertise of the management team of the investment adviser, along with the broader resources of Crescent, in sourcing, evaluating and structuring transactions,

•

employing an investment approach focused on long-term credit performance and principal protection, generally investing in loans with loan-to-value metrics and interest coverage ratios that the investment adviser believes provide substantial credit protection, and also seeking favorable financial protections, including, where the investment adviser believes necessary, more restrictive covenants;

•

focusing primarily on loans and securities of middle-market private U.S. borrowers who seek access to financing and who historically relied heavily on bank lending or capital markets. We define middle-market private U.S. borrowers as those companies that generally generate on an annual basis between $                 million and $                 million in EBITDA, as may be adjusted for market disruptions, mergers and acquisitions-related charges and synergies, and other items. We believe this opportunity set generates favorable pricing and more rigorous structural protections relative to that offered by investments in the broadly syndicated markets. From time to time, we may also invest in loans and debt securities issued by corporate borrowers outside of the middle-market private borrower space to the extent we believe such investments enhance the overall risk/return profile for our common stockholders and help us meet our investment objectives; and

•	maintaining rigorous portfolio monitoring in an attempt to mitigate negative credit events within our portfolio.

Our investment philosophy emphasizes capital preservation through credit selection and risk mitigation. We expect our targeted portfolio to provide downside protection through conservative capital structures with meaningful cash flow and interest coverage, priority in the capital structure and information requirements.

Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by private companies) at varying maturities.

Most of our investments will be in private U.S. companies (we generally have to invest at least 70% of our total assets in “qualifying assets,” including privately-offered loans, equity and debt securities issued by private U.S. companies or certain public companies), but, we also expect to invest to some extent in non-U.S. companies, but we do not expect to invest in emerging markets. We believe that our liquid credit investments will help maintain liquidity to satisfy any share repurchases we choose to make in our sole discretion and manage cash before investing subscription proceeds into directly originated loans while also seeking attractive investment returns. We expect these investments to enhance our risk/return profile and serve as a source of liquidity for the Fund.

We intend to invest primarily in directly originated assets, including first lien senior secured and unitranche loans, second lien senior secured loans, subordinated secured and unsecured loans, subordinated debt, which in some cases includes an equity component and preferred component and other types of credit instruments, made to or issued by U.S. middle-market companies, which we generally define as companies with annual EBITDA between $                 million and $                 million. To a lesser extent, we may make investments in syndicated loans and other liquid credit investment opportunities, including in publicly traded debt instruments, for cash management purposes, while also presenting an opportunity for attractive investment returns. For purposes of our investment strategy, “credit instruments” may include distressed securities, securitized products, notes, bills, debentures, bank loans, convertible and preferred securities, government and municipal obligations. The Fund may also invest in foreign instruments and illiquid and restricted securities. Our portfolio may also include equity interests such as common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution.

Most of the debt investments we intend to make are unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, if our unrated investments were rated, they would be rated below investment grade. Below investment grade securities have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to the Fund’s business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options, currency options, forward contracts, interest rate swaps, caps, collars and floors. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.

We intend to borrow funds to make additional investments. We will use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders, but it involves significant risks. A BDC generally will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to its common stock if its asset coverage, as defined in the Investment Company Act, would at least be equal to 200% immediately after each such issuance. Additionally, certain provisions of the Investment Company Act allow a BDC to increase the maximum amount of leverage it may incur by reducing the asset coverage ratio of 200% to an asset coverage ratio of 150% if certain requirements are met. The reduced asset coverage requirement permits a BDC to borrow up to two dollars for every dollar it has in assets less all liabilities and indebtedness not represented by senior securities issued by it. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to. Our investment adviser, as our sole initial stockholder, intends to approve a proposal that would allow us to reduce our asset coverage ratio to 150%. The amount of leverage that we employ at any particular time will depend on our investment adviser’s and our Board’s assessments of market and other factors at the time of any proposed borrowing. See “Risk Factors—Risks Relating to Our Business and Structure—Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and increases the risk of investing in us. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions” and “Regulation—Indebtedness and Senior Securities.”

We currently intend to pay regular monthly distributions commencing with the first full calendar month after the escrow period concludes. However, any distributions we make will be at the sole discretion of our Board, which will consider factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Maryland law. As a result, our distribution rates and payment frequency may vary from time to time.

Our investments are subject to a number of risks. See “Risk Factors.”

Our Investment Adviser and Our Administrator

The Fund’s investment activities will be managed by Crescent Cap NT Advisors, LLC, an affiliate of Crescent and an investment adviser registered with the SEC under the Advisers Act. Our investment adviser will be responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Our administrator,                , an affiliate of Crescent, provides certain administrative and other services necessary for us to operate.

Crescent is a global credit investment manager with approximately $40 billion of assets under management. Crescent Capital Corporation, a predecessor to the business of Crescent, was formed in 1991 by Mark Attanasio and Jean-Marc Chapus as an asset management firm specializing in below-investment grade debt securities. With its headquarters in Los Angeles, Crescent has over 200 employees based in five offices in the U.S. and Europe. Messrs. Attanasio and Chapus head Crescent’s management committee, which oversees all of Crescent’s operations. On January 5, 2021, Sun Life Financial Inc. (together with its subsidiaries and joint ventures, “Sun Life”) acquired a majority interest in Crescent (the “Sun Life Transaction”). There were no changes to our investment objectives, strategies and process or to the Crescent team responsible for the investment operations as a result of the Sun Life Transaction.

Our objective is to bring Crescent’s leading credit investment platform to the non-exchange traded BDC industry.

Market Opportunity

We believe that current and future market conditions will present attractive opportunities for us to invest in liquid and illiquid credit. We believe the below investment grade fixed income universe is inherently less efficient and less well serviced than other parts of the capital markets, ratings are less predictive of risk, the number of participants is limited, and the companies issuing debt require a more deliberate and focused investment underwriting. Private credit as an asset class has grown considerably since the global financial crisis of 2008. We expect this growth to continue and, along with the factors outlined below, to provide a robust backdrop to what Crescent believes will be a significant number of attractive investment opportunities aligned to our investment strategy.

Attractive Opportunities in Senior Secured Loans. We believe that opportunities in senior secured loans are significant because of the strong defensive characteristics of this asset class. While there is inherent risk in investing in any securities, senior secured loans benefit from their priority position, typically sitting as the most senior obligation in an issuer’s or borrower’s capital structure. Senior secured loans generally consist of floating rate cash interest payments that Crescent believes can be an attractive return attribute in a rising interest rate environment. In addition to a current income component, senior secured loans typically include original issue discount, closing payments, commitment fees, SOFR (or other benchmark interest rate) floors, call protection, and/or prepayment penalties and related fees that are additive components of total return. The seniority and security of a senior secured loan, coupled with the privately negotiated nature of direct lending, are helpful mitigants in reducing downside risk. Further, these investments are secured by the issuer’s or borrower’s assets, and often have restrictive covenants for the purpose of additional principal protection and ensuring repayment before junior creditors. These attributes have contributed to the comparatively strong record of recovery after a default, as senior secured loans have historically demonstrated a higher recovery rate than unsecured parts of an issuer’s capital structure.

Large and Growing Target Market. According to the National Center for The Middle Market, there were nearly 200,000 middle market companies in the United States with annual revenues between $10 million and $1 billion as of December 31, 2021. This market, which employs approximately 48 million people and represents one-third of private sector GDP in the United States, has generated a significant number of investment opportunities for investment vehicles advised by Crescent and its affiliates over the past three decades, and we believe that this market segment will continue to produce significant investment opportunities for us.

Consistent, Strong Leveraged Buyout Volumes Driving Demand. Leveraged buyout transaction volume in the United States has experienced significant growth over the past decade:

Source: S&P Global Market Intelligence.

We believe that the private equity markets will remain active, in part due to the significant amount of uninvested capital available to private equity funds. According to Preqin, as of October 31, 2022, buyout funds had approximately $957 billion of undrawn capital commitments available for investment globally. This large pool of private equity capital represents significant potential for future leveraged buyout activity and associated private financing, at a time when Crescent believes the supply of private debt fund capital, while growing, is relatively limited. The amount of private debt fund capital available globally as of October 31, 2022 was approximately $274 billion, representing approximately 30% of available buyout capital, as illustrated in the chart below.

Source: Preqin.

Increasing activity in the leveraged buyout market suggests greater demand for various forms of private, direct debt solutions. We believe that the current levels of private equity activity present attractive investment opportunities for middle-market lenders with dedicated pools of committed capital to deploy, and Crescent’s ability to compete for these opportunities on the basis of size, certainty of execution and deep relationships with hundreds of private equity sponsors, affords us advantages.

Sponsor-Backed Middle Market Companies Attracted to Private Credit Solutions. Private equity firms continue to allocate an increasing share of their financings to direct lenders over the syndicated debt markets. As private credit has grown in size, the ability to commit to and hold larger debt tranches has led to market share gains. One driver of the market share gains is due to the fact that private credit typically provides for greater certainty of execution, particularly in periods of market volatility, relative to the syndicated credit markets, with one or more private credit lenders committing to an entire tranche and / or capital structure, significantly reducing the market risk typically associated with a broadly syndicated deal.

Source: Capital IQ, LCD, Refinitiv.

Competitive Strengths

We believe that we have the following competitive advantages over other capital providers:

•

The Crescent Platform. Since 1991, Crescent has been focused on and is a leading investor and credit manager in the below-investment grade credit markets. Crescent’s experience and performance across its investment strategies has earned the firm recognition and a reputation as a leading, reliable and creative provider of below-investment grade secured and unsecured debt capital solutions. We believe that the breadth of Crescent’s approximately $40 billion platform is a distinct strength when sourcing proprietary investment opportunities, providing access to an extensive network of relationships and insights into industry trends and the state of the capital markets. The Fund’s affiliation with Crescent provides a distinct competitive advantage across the credit spectrum through Crescent’s market presence, scale, origination capabilities and experience investing in private credit. Crescent’s private credit strategies have collectively invested over $33 billion across more than 500 transactions since inception, with a primary focus on partnering with private equity firms on new opportunities. Over its history, Crescent’s private credit investment team (the “Private Credit Team”) has:

•	Reviewed over 15,000 transactions

•	Originated opportunities from over 1,100 unique private equity firms, and

•	Closed one or more debt financings with over 250 unique private equity firms

Crescent also leverages market information, company knowledge and industry insight to enhance its ability to select liquid and illiquid credit assets for the Fund. Crescent’s professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

•

Scale and Tenure in the Credit Markets. Given Crescent is a significant counterparty to investment banks and financial sponsors across a diverse set of credit strategies, we believe it gains differentiated access to primary and secondary investment opportunities. Crescent is also one of the largest U.S. direct lenders and liquid credit managers, which makes it a desirable and flexible capital provider, especially in competitive markets. We believe Crescent’s scale and experience enables it to identify attractive investment opportunities throughout economic cycles and across a company’s capital structure so we can make investments consistent with our stated investment objectives. Given its focus on capital preservation, Crescent has been entrusted with third party capital to invest across the below investment grade corporate credit landscape for over three decades and across numerous market cycles:

•

Seasoned and Integrated Investment Team. We believe the depth of the experience of Crescent’s senior management team, together with the wider resources of Crescent’s team of investment professionals, which is dedicated to identifying, originating, investing in and managing a portfolio of credit investments, is one of Crescent’s key strengths when sourcing and analyzing investment opportunities. Within Crescent, there are over 95 dedicated investment professionals, including the 70-person private credit investment team (the “Private Credit Team”). Senior investment professionals on the Private Credit Team average over 20 years of relevant industry experience and over 10 years at Crescent.

•

Established, Research-Focused Investment Process. With over three decades of experience of investing in below investment grade credit, Crescent has developed an extensive investment review process, seeking to achieve attractive risk adjusted returns while minimizing losses. Crescent’s investment approach seeks to combine a rigorous analysis of macroeconomic and market factors with a deep understanding of individual companies and their respective industries, management and prospects. We believe Crescent’s disciplined investment approach is distinguished by the following:

•

Credit-Focused Due Diligence. Crescent’s investment process and the depth and experience of its investment team allow it to conduct thorough due diligence necessary to identify and appropriately evaluate risks and opportunities. Crescent’s disciplined approach is focused on identifying sustainable businesses with leading and defensible market positions, strong, and properly incentivized management teams, solid liquidity and free cash flow generation, and appropriate capital structures. Evaluation of investment opportunities begins with fundamental credit-focused company and industry research and, in Crescent’s private fund strategies, culminates in a formal review by the respective investment committees.

•

Ability to Structure Investments Creatively. Crescent has extensive experience investing across the capital structure of portfolio companies. The resulting investments include secured and unsecured debt, including senior notes, subordinated debt and related equity securities. Furthermore, we believe that Crescent can structure attractively priced debt investments which allow for the incorporation of other return-enhancing mechanisms such as commitment fees, original issue discounts, early redemption premiums, PIK interest or some form of equity securities.

•

Active Portfolio Monitoring. Crescent actively monitors the credit profile of portfolio investments, with the aim of proactively identifying sector and operational issues and carefully managing risks. Crescent regularly receives monthly and/or quarterly financial and operating reporting metrics from its portfolio companies as well as typically engages in direct dialogue with the management team and private equity sponsor.

•

Long-Term Investment Horizon. Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we will not be required to return capital to our common stockholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a long-term lens, provides us with an attractive opportunity to increase total returns on invested capital.

•

Track Record of Strong Capital Preservation. Capital preservation is a core component of Crescent’s investment philosophy. In addition to its focus on sustainable businesses, Crescent employs a highly selective and rigorous diligence and investment evaluation process focused on identification of potential risks. Crescent believes tight credit structuring is a fundamental part of the risk and recovery calculus, as the illiquidity in private credit means that secondary market liquidity is not a reliable risk mitigant. This philosophy has translated into what we believe to be one of the strongest track records in the private credit space. Since inception, Crescent’s Credit Solutions (1992) (formerly known as “Mezzanine”), Direct Lending (2005) and European Specialty Lending strategies (2014) (collectively, “Crescent Private Credit”) have experienced historical net loss ratios of less than 20 basis points, 5 basis points and 7 basis points, respectively.

•

Breadth of Middle Market Coverage. Crescent Private Credit strategies collectively cover lower-, middle- and upper-middle market companies with annual EBITDA generally ranging from $                 million to $                 million. We believe Crescent has the flexibility to opportunistically make investments across a wide spectrum of debt opportunities given its dedicated strategies focused on the middle-market. We believe this target market has been underserved by banks, which have withdrawn from the middle- and upper-middle markets, as well as many direct lending institutions, who do not have the scale or resources needed to service the requirements of these borrowers.

The Board

Overall responsibility for the Fund’s oversight rests with the Board. We have entered into our Investment Advisory and Management Agreement with our investment adviser, pursuant to which our investment adviser will manage the Fund on a day-to-day basis. The Board is responsible for overseeing our investment adviser and other service providers in our operations in accordance with the provisions of the Investment Company Act, the Fund’s charter and bylaws and applicable provisions of state and other laws. Our investment adviser will keep the Board well informed as to our investment adviser’s activities on our behalf and our investment operations and provide the Board information with additional information as the Board may, from time to time, request. The Board is currently composed of                members,                of whom are directors who are not “interested persons” of the Fund or our investment adviser as defined in the Investment Company Act.

Investment Selection

Crescent’s investment philosophy was developed over 30 years ago and has remained consistent and relevant throughout a number of economic cycles. We are managed using a similar investment philosophy used by the investment professionals of Crescent in respect of its other investment funds.

This investment philosophy involves, among other things:

•	an assessment of the overall macroeconomic environment and financial markets and how such assessment may impact industry and asset selection;

•	company-specific research and analysis; and

•	with respect to each individual company, an emphasis on capital preservation, low volatility and minimization of downside risk.

The foundation of Crescent’s investment philosophy is intensive credit investment analysis, a portfolio management discipline based on both market technicals and fundamental value-oriented research, and a diversification strategy. Crescent also recognizes the importance of considering ESG factors in the investment-decision making process in accordance with its ESG policy. We follow a rigorous investment process based on:

•	a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer’s business;

•	an evaluation of a company’s market position, brand awareness, operational excellence, barriers to entry and management team; and

•	an in-depth examination of capital structure, financial results and projections.

We seek to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the investment across the industry as well as for the specific company.

Investment Process Overview

Sourcing Investment Opportunities

Crescent’s investment strategy is to focus on generating the widest universe of deal flow and to apply a consistent and rigorous approach to investment due diligence in order to select what it considers to be the most appealing opportunities. The investment adviser will seek to generate investment opportunities primarily through direct origination channels, as well as through syndicated and club deals.

For illiquid credit, Crescent employs a multi-channel approach to direct origination, which includes relationships with financial sponsors, management teams, lawyers, accountants, intermediaries and M&A advisors. Crescent typically reviews over 1,500 distinct U.S. direct lending transaction opportunities annually, with a closing ratio of less than 3% of transactions reviewed.

For liquid credit, Crescent screens for attractive opportunities in the primary and secondary investment universe of nearly 1,200 bank loan and over 900 high yield issuers. Due to the scale and relationships of Crescent, it sees substantially all new issues in the bank loan and high yield bond markets. As such, the investment team members have familiarity with the universe of issuers which facilitates both primary and secondary idea generation.

Investment Decision Process

Through its affiliation with Crescent, the investment adviser has access to origination capabilities and research resources, experienced investment professionals, internal information systems and a credit analysis framework and investment process. Over the years, Crescent has designed its investment process to seek investments which it believes have the most attractive risk/reward characteristics. The process involves multiple levels of review and is coordinated in an effort to identify risks in potential investments. Our investment adviser applies Crescent’s expertise to screen our investment opportunities as described below. Depending on the type of investment and the borrower, our investment adviser may apply all or some of these levels of review, in its discretion. Based upon a favorable outcome of the diligence process described below, our investment adviser’s investment committee will make a final decision on such investment and such investment will only be funded after approval by the investment adviser’s investment committee.

Private Credit Originations: New private credit investment opportunities are initially reviewed by a Crescent senior investment professional to determine whether additional consideration is warranted. Factors influencing this decision include fundamental business considerations, including borrower industry, borrower financial leverage and cash flows and quality of management as well as private equity sponsor involvement (if any). In the event of an initial positive review, potential investments are further reviewed with senior and junior investment professionals. If the team agrees on the fundamental attractiveness of the investment, the review phase proceeds with preliminary due diligence and financial analyses. At this point, Crescent utilizes its credit analysis methodology to outline credit and operating statistics and identify key business characteristics and risks through available diligence materials in addition to dialogue with company management and the proposed private equity sponsor (if any). Following this analysis, Crescent considers an initial structure and pricing proposal for the investment and preliminarily informs the broader investment team of such proposal.

After satisfactory preliminary analysis and review, further due diligence continues, including completion of credit analysis, on-site due diligence (if deemed necessary), visits and meetings with management, and could include consultation with third-party experts. The credit analysis is a detailed, bottom-up analysis on the proposed portfolio company that generally includes an assessment of its industry, market, competition, products, services, management and the equity sponsor or owner. Detailed financial analysis is also performed at this stage with a focus on historical financial results. Projected financial information developed by the proposed portfolio company is analyzed and sensitized based upon the portfolio company’s historical results and assessment of the portfolio company’s future prospects. The sensitivity analysis highlights the variability of revenues and earnings, “worst case” debt service coverage and available sources of liquidity. As part of the overall evaluation, comparisons are made to similar companies to help assess a portfolio company’s asset and enterprise value coverage of debt, interest servicing capacity and competitive strength within its industry and market. Additionally during this stage, Crescent typically works with the management of the proposed portfolio company and its other capital providers to develop the structure of an investment, including negotiating among these parties on how the investment is expected to perform relative to the other forms of capital in its capital structure.

Syndicated Investments: For syndicated investments, Crescent seeks to pursue an investment process based upon evaluation of the credit fundamentals of issuers. The foundation of this process is the “bottom-up” credit research process that Crescent employs across multiple strategies. In selecting investments, Crescent’s investment professionals perform comprehensive analysis of credit worthiness, including an assessment of the business, an evaluation of management, an analysis of business strategy and industry trends, an examination of financial results and projections and a review of the security’s proposed terms. Credit research is a critical component of the investment process. In selecting investments, Crescent’s respective portfolio management teams analyze opportunities with an emphasis on principal preservation (i.e., an issuer’s ability to service its debt and maintain cash flow).

Investment Funding

Upon completion of the investment decision process described above, the investment team working on an investment delivers a memorandum to the investment adviser’s investment committee. Once an investment has been approved by the investment committee, the investment adviser moves through a series of steps with the respective investment team towards negotiation of final documentation.

Investments

Directly Originated

For our directly originated investments, we primarily invest in portfolio companies in the form of first lien senior secured loans (including “unitranche” loans which are loans that combine both senior and subordinated debt, generally in a first lien position), second lien senior secured loans, subordinated debt and preferred and common equity. The first and second lien senior secured loans generally have terms of three to 10 years. In connection with our first and second lien senior secured loans, we generally receive security interests in certain assets of our portfolio companies that could serve as collateral in support of the repayment of such loans. First and second lien senior secured loans generally have floating interest rates, which may have interest rate floors, and also may provide for some amortization of principal and excess cash flow payments, with the remaining principal balance due at maturity.

We structure our subordinated debt investments primarily as unsecured subordinated loans or bonds that provide for relatively higher fixed interest rates. The subordinated debt investments generally have terms of up to 10 years. These loans or bonds typically have interest-only payments, with amortization of principal, if any, deferred to the later years of the subordinated debt investment. In some cases, we may enter into loans or bonds that, by their terms, convert into equity or additional debt or defer payments of interest (or at least cash interest) for the first few years after our investment. Also, in some cases our subordinated debt will be secured by a subordinated lien on some or all of the assets of the borrower.

In some cases, our debt and preferred equity investments may provide for a portion of the interest or dividends payable to be PIK. To the extent interest or dividends are PIK, they will be payable through the increase of the principal amount of the loan or preferred equity by the amount of interest or dividend due on the then-outstanding aggregate principal amount of such loan or preferred equity and is generally collected upon repayment of the outstanding principal or redemption of the equity, as applicable.

In the case of our first and second lien senior secured loans, subordinated debt and preferred and common equity investments, we tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to generally seeking a senior position in the capital structure of our portfolio companies, we will seek, where appropriate, to limit the downside potential of our investments by:

•	targeting a total return on our investments (including from both interest and potential equity appreciation) that compensates us for credit risk;

•	incorporating call protection and interest rate floors for floating rate loans, into the investment structure; and

•

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our subordinated debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt investments may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

We believe that our focus on generating proprietary deal flow and lead investing gives us greater control over the capital structures and investment terms described above and enables us to actively manage our investments. Moreover, by leading the investment process, we are often able to secure controlling positions in loan tranches, thereby providing additional control in investment outcomes.

Syndicated Corporate Loans

Senior secured corporate loans (“Syndicated Loans”) generally benefit from liens on collateral, are rated below-investment grade and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the Secured Overnight Financing Rate (“SOFR”), plus a spread. Syndicated Loans are typically made to U.S. and, to a lesser extent, non-U.S. corporations, partnerships, limited liability companies and other business entities (together with issuers of Corporate Bonds (as defined below) and other debt securities, (“Borrowers”) which operate in various industries and geographical regions. Borrowers may obtain Syndicated Loans, among other reasons, to refinance existing debt, engage in acquisitions, pay dividends, recapitalize, complete leveraged buyouts and for general corporate purposes. Syndicated Loans rated below investment grade are sometimes referred to as “leveraged loans.” There is a risk that the issuers of Syndicated Loans may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. We may invest in Syndicated Loans through assignments of or, to a lesser extent, participations in Syndicated Loans. We may also utilize various types of derivative instruments for the purpose of gaining additional exposure to Syndicated Loans.

Corporate Bonds

An issuer of high-yield corporate bonds (“Corporate Bonds”) typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of Corporate Bonds reflects interest on the security and changes in the market value of the security. The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term Corporate Bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace. There is a risk that the issuers of Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. We may also utilize various types of derivative instruments, including swaps, for the purpose of gaining additional exposure to Corporate Bonds.

Structured Credit

We may also invest in asset-backed opportunities across broad sectors such as consumer and commercial specialty finance and corporate credit. We will target investment opportunities that may include (i) debt and equity investments in U.S.-dollar-denominated collateralized loan obligations (“CLOs”) that are primarily backed by corporate leveraged loans issued to primarily U.S. obligors (“U.S. CLOs”), as well as Euro-denominated CLOs that are backed primarily by corporate leveraged loans issued to primarily European obligors (“European CLOs”); (ii) financings secured by pools of consumer loans, commercial loans or real estate assets; and (iii) the outright purchase of pools of consumer loans, commercial loans or real estate assets. The investments in the “equity” of structured credit products (including CLOs) refers to the junior-most or residual debt tranche of such structured credit products (i.e., the tranche whose rights to payment are not senior to any other tranche, which does not typically receive a credit rating and is typically not secured (and is also typically referred to as subordinated notes, income notes, preferred shares or preferred securities, or, more generally, as “equity”)) (the “Residual Tranche”). The CLO equity tranches (or other similar junior tranches) and privately issued asset-backed securities in which we invest may be highly leveraged, which magnifies the risk of loss on such investments.

Stressed Investments

We may invest in Syndicated Loans and Corporate Bonds and other obligations of companies, referred to herein as ‘‘Stressed Issuers,’’ that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings. These investments may include (i) corporate debt instruments relating to stressed and distressed industries or issuers; (ii) rescue-capital opportunities; (iii) public and private stock issued in connection with restructurings and reorganizations or otherwise (“post-reorganization securities”); and (iv) other opportunistic investments resulting from periods of market dislocation. There is a risk that Stressed Issuers may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Acquisition Opportunities

We believe that there may be opportunity for further consolidation in our industry. From time to time, we may evaluate potential strategic opportunities, including acquisitions of asset portfolios, other private and public finance companies, business development companies and asset managers and selected secondary market assets among others.

On-Going Relationships with and Monitoring of Portfolio Companies

The investment adviser monitors our portfolio companies on an ongoing basis. The investment adviser monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for each company. The investment adviser has a number of methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	review of monthly and quarterly financial statements and financial projections for portfolio companies;

•	contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the industry; and

•	attendance and participation in board meetings.

As part of the monitoring process, our investment adviser regularly assesses the risk profile of each of our investments and, on a quarterly basis, grades each investment on a risk scale of 1 to 5. Risk assessment is not standardized in our industry and our risk assessment may not be comparable to ones used by our competitors. Our assessment is based on the following categories:

1.

Involves the least amount of risk relative to cost or amortized cost. Investment performance is above expectations since origination or acquisition. Trends and risk factors are generally favorable, which may include financial performance or a potential exit.

2.

Involves a level of risk that is similar to the risk at the time of origination or acquisition. The investment is generally performing as expected, and the risks around our ability to ultimately recoup the cost of the investment are neutral to favorable relative to the time of origination or acquisition. New investments are generally assigned a rating of 2 at origination or acquisition.

3.

Indicates an investment performing below expectations where the risks around our ability to ultimately recoup the cost of the investment have increased since origination or acquisition. For debt investments, borrowers are more likely than not in compliance with debt covenants and loan payments are generally not past due. An investment rating of 3 requires closer monitoring.

4.

Indicates an investment performing materially below expectations where the risks around our ability to ultimately recoup the cost of the investment have increased materially since origination or acquisition. For debt investments, borrowers may be out of compliance with debt covenants and loan payments may be past due (but generally not more than 180 days past due). Non-accrual status is strongly considered for debt investments rated 4.

5.

Indicates an investment performing substantially below expectations where the risks around our ability to ultimately recoup the cost of the investment have substantially increased since origination or acquisition. We do not expect to recover our initial cost basis from investments rated 5. Debt investments with an investment rating of 5 are generally in payment and/or covenant default and are on non-accrual status.

Managerial Assistance

As a BDC, we must offer, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance.                or Crescent Cap NT Advisors, LLC may provide all or a portion of this assistance, the costs of which will be reimbursed by us. We may receive fees for these services.

Exit

In addition to payments of principal and interest, we expect the primary methods for the strategy to realize returns on its investments include refinancings, sales of portfolio companies, and in some cases initial public offerings and secondary offerings. While many debt securities in which we will invest have stated maturities up to ten years, virtually all are redeemed or sold prior to maturity. These securities may have call protection that requires an issuer to pay a premium if it redeems in the early years of an investment. However, there is no assurance that our investments will achieve realization events as a result of refinancings, sales of portfolio companies or public offerings and these realization events will become more unlikely when conditions in the loan and capital markets have deteriorated.

Crescent’s team of investment professionals regularly review investments and related market conditions in order to determine if an opportunity exists to realize returns on a particular investment. We believe the ability to utilize the entire resources of Crescent, including the public market traders and research analysts, allows our investment adviser to gain access to current market information where the opportunity may exist to sell positions into the market at attractive prices.

Allocation of Investment Opportunities

General

Crescent, including our investment adviser, provides or may provide investment management services to other BDCs, registered investment companies, investment funds, client accounts and proprietary accounts that Crescent may establish.

Crescent and our investment adviser have adopted an investment allocation policy designed to ensure that all investment opportunities are, to the extent practicable and in accordance with the Advisers Act, allocated among its clients on a basis that over a period of time is fair and equitable to each client relative to other clients as well as a co-investment policy designed to ensure fair allocation of co-investment opportunities amongst its clients. Subject to the Advisers Act and as further set forth in this prospectus, certain other clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such other clients’ respective governing agreements and the requirements of our Co-Investment Exemptive Order.

In addition, as a BDC regulated under the Investment Company Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside other clients.

Co-Investment Relief

Our investment adviser has received the Co-Investment Exemptive Order from the SEC that permits us and other BDCs and registered closed-end management investment companies managed by Crescent to co-invest in portfolio companies with each other and with affiliated investment funds. Co-investments made under the Co-Investment Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment transaction. We may also otherwise co-invest with funds managed by Crescent or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. There can be no guarantee that the Co-Investment Exemptive Order will be further extended.

Competition

Our primary competitors include public and private funds, commercial and investment banks, commercial finance companies, other BDCs and private equity funds, each of which we compete with for financing opportunities. Some of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider more investments and establish more relationships than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC. For more information concerning the competitive risks we face, see “Risk Factors—Risks Relating to Our Business and Structure—We operate in an increasingly competitive market for investment opportunities, which could make it difficult for us to identify and make investments that are consistent with our investment objectives.”

We believe that the relationships of the members of our investment adviser’s investment committee and of the investment professionals of Crescent enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. We believe that Crescent’s professionals’ deep and long-standing direct sponsor relationships and the resulting proprietary transaction opportunities that these relationships often present, provide valuable insight and access to transactions and information. We use the industry information of Crescent’s investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies.

Non-Exchange Traded, Perpetual-Life BDC

The Fund is a non-exchange traded BDC, meaning its shares are not listed for trading on a stock exchange or other securities market and a perpetual-life BDC, meaning it is an investment vehicle of indefinite duration, whose common shares are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly NAV per share. In our perpetual-life structure, we may offer investors an opportunity to have us repurchase their shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter at our discretion. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time.

Emerging Growth Company

We are an “emerging growth company,” as defined by the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act.” As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act.

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.

We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b-2 under the Exchange Act.

We do not believe that being an emerging growth company will have a significant impact on our business or this offering. As stated above, we have elected to opt in to the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under Section 12b-2 of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by our investment adviser and we do not directly compensate our executive officers, or reimburse our investment adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of our investment adviser, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek stockholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or affiliates of our investment adviser, Crescent Cap NT Advisors, LLC, and our administrator,                 , each of which is an affiliate of Crescent, pursuant to the terms of our Investment Advisory and Management Agreement and our Administration Agreement, respectively, each as described below. Each of our executive officers is an employee or affiliate of our investment adviser or our administrator. We reimburse both our investment adviser and our administrator for a certain portion of expenses incurred in connection with such staffing, as described in more detail below. Because we have no employees, we do not have a formal employee relations policy.

Regulation as a BDC

We have elected to be regulated as a BDC under the Investment Company Act and intend to elect to be treated as a RIC under the Code. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. The Investment Company Act contains prohibitions and restrictions relating to certain transactions between BDCs and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Among other things, we generally cannot co-invest in any portfolio company in which a fund managed by Crescent (or any of its downstream affiliates other than us and our downstream affiliates) is also co-investing. Our investment adviser has received the Co-Investment Exemptive Order from the SEC that permits us and other BDCs and registered closed-end management investment companies managed by Crescent to co-invest in portfolio companies with each other and with affiliated investment funds. Co-investments made under the Co-Investment Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment transaction. We may also otherwise co-invest with funds managed by Crescent or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. We may also otherwise co-invest with funds managed by Crescent or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. There can be no guarantee that the Co-Investment Exemptive Order will be further extended.

The Investment Company Act contains certain restrictions on certain types of investments we may make. Specifically, we may only invest up to 30% of our portfolio in entities that are not considered “eligible portfolio companies” (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

The Investment Company Act also requires that a majority of our directors be persons other than “interested persons,” as that term is defined in Section 2(a)(19) of the Investment Company Act, referred to herein as “independent directors.” In addition, the Investment Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless that change is approved by holders of at least a majority of our outstanding voting securities. Under the Investment Company Act, the vote of holders of at least a “majority of outstanding voting securities” means the vote of the holders of the lesser of: (a) 67% or more of the outstanding Common Shares present at a meeting or represented by proxy if holders of more than 50% of the Common Shares are present or represented by proxy or (b) more than 50% of the outstanding Common Shares.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies. We may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. We may purchase or otherwise receive warrants or options to purchase the common stock of our portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances.

We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate unless certain conditions are met. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our common stockholders to additional expenses.

Certain provisions of the Investment Company Act allow a BDC to increase the maximum amount of leverage it may incur by reducing the asset coverage ratio of 200% to an asset coverage ratio of 150% if certain requirements are met. We may be allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as “senior securities,” such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 150% immediately after such borrowing (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). Our sole initial stockholder intends to reduce our asset coverage requirement applicable to senior securities from 200% to 150%.

Code of Ethics. We and Crescent Cap NT Advisors, LLC have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of the code of ethics, see “Available Information” below.

Affiliated Transactions. We may be prohibited under the Investment Company Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. Crescent has received the Co-Investment Exemptive Order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of our investment adviser and certain funds managed and controlled by our investment adviser and its affiliates, subject to certain terms and conditions. In addition, certain Crescent funds may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by, us. Consequently, we, on the one hand, and these other entities, on the other hand, may from time to time pursue the same or similar capital and investment opportunities. Crescent and our investment adviser endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to us. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Crescent (including our investment adviser). In addition, there may be conflicts in the allocation of investments among us and the funds managed by investment managers affiliated with Crescent (including our investment adviser) or one or more of our controlled affiliates or among the funds they manage, including investments made pursuant to the Co-Investment Exemptive Order. Further, in the future, such other Crescent-managed funds may hold positions in portfolio companies in which we have also invested. Such investments may raise potential conflicts of interest between us and such other Crescent-managed funds, particularly if we and such other Crescent-managed funds invest in different classes or types of securities or investments of the same underlying portfolio company. In that regard, actions may be taken by such other Crescent-managed funds that are adverse to our interests, including, but not limited to, during a restructuring, bankruptcy or other insolvency proceeding or similar matter occurring at the underlying portfolio company.

Other. We will be periodically examined by the SEC for compliance with the Investment Company Act, and be subject to the periodic reporting and related requirements of the Exchange Act.

We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our common stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.

We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the Investment Company Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

MANAGEMENT OF THE FUND

Board of Directors

Our business and affairs are managed under the direction of our Board. The responsibilities of the Board include, among other things, the oversight of our investment activities, oversight of our financing arrangements and corporate governance activities. Our Board consists of                members,                of whom are not “interested persons” of the Fund or of our investment adviser as defined in Section 2(a)(19) of the Investment Company Act and are “independent,” as determined by our Board. We refer to these individuals as our independent directors. Our Board elects our executive officers, who serve at the discretion of the Board.

Directors

Information regarding the Board is as follows:

Name	Date of Birth	Position	Class	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolio Companies in Fund Complex Overseen by Director(1)	Other Directorships Held by Director
Independent
Directors		Director		Since 2022
Interested
Directors		Director and		Since 2022

(1)	Includes, in each case, the Fund.

The address for each of the individuals listed above is c/o Crescent Private Credit Income Corp., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025.

Executive Officers Who are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Date of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years
Since 2022 (indefinite term)

The address for each of the individuals listed above is c/o Crescent Private Credit Income Corp., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025.

Biographical Information

The following is information concerning the business experience of our Board and executive officers. Our directors have been divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act.

Interested Directors

            .

Independent Directors

             .

Executive Officers Who are not Directors

             .

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent c/o Crescent Private Credit Income Corp., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025, Attention: Secretary.

Committees of the Board

Our Board currently has two committees: an audit committee and a nominating and governance committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. Under our charter, the Fund is not required to hold annual meetings.

Audit Committee. The audit committee operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the Board in selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The audit committee is presently composed of                persons, including                , all of whom are considered independent for purposes of the Investment Company Act.                serves as the chair of the Audit Committee. Our Board has determined that                qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the audit committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Fund or of our investment adviser as defined in Section 2(a)(19) of the Investment Company Act.

A copy of the charter of the audit committee is available in print to any common stockholder who requests it and it is also available on the Fund’s website at www.                .com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Nominating and Governance Committee. The nominating and governance committee operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the nominating and governance committee, including making nominations for the appointment or election of independent directors. The nominating and governance committee consists of                persons, including                , all of whom are considered independent for purposes of the Investment Company Act.                serves as the chair of the nominating and governance committee.

The nominating and governance committee will consider nominees to the Board recommended by a stockholder, if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate an individual for election as a director at a meeting of stockholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such individual as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such individual and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.

A copy of the charter of the nominating and governance committee is available in print to any common stockholder who requests it, and it is also available on the Fund’s website at www.                .com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Compensation of Directors

Our directors who do not also serve in an executive officer capacity for us or our investment adviser are entitled to receive annual cash retainer fees, fees for participating in the in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These directors are                . Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

Annual Committee Chair Cash Retainer
Annual Cash Retainer	Board Meeting Fee	Audit	Nominating and Governance	Committee Meeting Fee
$	$	$	$	$

We also reimburse each of the directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We will not pay compensation to our directors who also serve in an executive officer capacity for us or our investment adviser.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or affiliates of our investment adviser, Crescent Cap NT Advisors, LLC, and our administrator,                , pursuant to the terms of our Investment Advisory and Management Agreement and our Administration Agreement, respectively. Each of our executive officers is an employee or affiliate of our investment adviser or our administrator. We reimburse both our investment adviser and our administrator for a certain portion of expenses incurred in connection with such staffing. Because we have no employees, we do not have a formal employee relations policy.

Compensation of Executive Officers

None of our officers will receive direct compensation from us. A portion of the compensation of certain of our officers (including our chief compliance officer, chief financial officer, chief accounting officer, general counsel, secretary, treasurer and assistant treasurer) will be paid by our administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that our administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our administrator.

Board Leadership Structure

The Board monitors and performs an oversight role with respect to the business and affairs of the Fund, including with respect to investment practices and performance, compliance with regulatory requirements and the services, conflicts of interest, expenses and performance of service providers to the Fund. Among other things, the Board approves the appointment of the investment adviser, administrator and officers, reviews and monitors the services and activities performed by the investment adviser, administrator and officers and approves the engagement, and reviews the performance of, the Fund’s independent registered public accounting firm.

Under our bylaws, the Board may designate one of the directors as a chairperson to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board. The Board has appointed                to serve in the role of chairperson of the Board. The chairperson’s role is to preside at all meetings of the Board and to act as a liaison with our investment adviser, counsel and other directors generally between meetings. The chairperson serves as a key point person for dealings between management and the directors. The chairperson also may perform such other functions as may be delegated by the Board from time to time. The Board has determined that its leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full board in a manner that enhances effective oversight.

The Board believes that its leadership structure is the optimal structure at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight.

Board Role in Risk Oversight

The Board performs its risk oversight function and fulfills its risk oversight responsibilities primarily (1) through its two standing committees, which report to the entire Board and are comprised solely of independent directors, (2) by working with the Fund’s Chief Compliance Officer to monitor risk in accordance with the Fund’s compliance policies and procedures, and (3) by reviewing risk management processes throughout the year and requesting periodic reports from the Fund’s investment adviser regarding risk management, including reports on cybersecurity.

As described above in more detail under “Audit Committee” and “Nominating and Governance Committee,” the audit committee and the nominating and governance committee assist the Board in performing its risk oversight function and fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing the Fund’s accounting and financial reporting processes, assisting the Board in fulfilling the Board’s oversight responsibilities relating to the Fund’s systems of internal controls over financial reporting, audits of the Fund’s financial statements and disclosure controls and procedures, assisting the Board in determining the fair value of securities that are not publicly traded or for which current market values are not readily available, and discussing with management the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies. The nominating and governance committee’s risk oversight responsibilities include developing, reviewing and updating certain policies regarding the nomination of directors, identifying, evaluating and nominating directors to fill vacancies on the Board or to stand for election by the Fund’s stockholders, reviewing the Fund’s policies relating to corporate governance, and overseeing the evaluation of the Board and its committees.

The Board also performs its risk oversight function and fulfills its risk oversight responsibilities by working with the Fund’s Chief Compliance Officer to monitor risk in accordance with the Fund’s policies and procedures. The Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by and discussed with the Board, addresses at a minimum (1) the operation of the compliance policies and procedures of the Fund and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer reports to the Board on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent directors periodically, but in no event less than once each year.

The Fund believes that the Board’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC the Fund must comply with certain regulatory requirements and restrictions that control the levels of risk in its business and operations. For example, the Fund’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% (or 200% if certain requirements under the Investment Company Act are not met) immediately after each time it incurs indebtedness, the Fund generally has to invest at least 70% of its total assets in “qualifying assets” and, subject to certain exceptions, the Fund is subject to restrictions on its ability to engage in transactions with Crescent and its affiliates. In addition, the Fund intends to elect to be treated as a RIC under the Code. As a RIC the Fund must, among other things, meet certain source of income and asset diversification requirements.

The Fund believes that the extent of the Board’s (and its committees’) role in risk oversight complements the Board’s leadership structure because it allows the Fund’s independent directors, through the two fully independent Board committees, a lead independent director, executive sessions with each of the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and independent valuation providers, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

The Fund believes that board roles in risk oversight must be evaluated on a case-by-case basis and that the Board’s existing role in risk oversight is appropriate. However, the Board re-examines the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to meet the Fund’s needs.

PORTFOLIO MANAGEMENT

Crescent Cap NT Advisors, LLC will serve as our investment adviser. Our investment adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, our investment adviser will manage the day-to-day operations of, and provide investment advisory and management services to, us.

Investment Personnel

Our senior staff of investment personnel currently consists of the members of the Investment Committee. The Investment Committee is currently comprised of                .

Our investment adviser is currently staffed with approximately                 employees, including the investment personnel noted above. In addition, our investment adviser may retain additional investment personnel in the future based upon its needs.

The table below shows the dollar range of our Common Shares owned by the portfolio managers as of                , 2023:

Name of Portfolio Manager	Dollar Range of Equity Securities in Crescent Private Credit Income Corp.(1)
None

(1)	Dollar ranges are as follows:

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of                , 2023: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered investment companies		$		$
Other pooled investment vehicles		$		$
Other accounts		$		$

Our Investment Adviser

Investment Committee

The Investment Committee will meet regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by our investment adviser on our behalf, including by making determinations concerning the credit quality of any unrated securities in which the Fund may invest. In addition, the Investment Committee reviews and determines whether to make prospective investments identified by our investment adviser and monitors the performance of our investment portfolio. The day-to-day management of investments approved by the Investment Committee will be overseen by investment personnel.

Members of the Investment Committee Who Are Not Our Directors or Executive Officers

Other Members of the Portfolio Management Team

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND ADMINISTRATION AGREEMENT

Crescent Cap NT Advisors, LLC is located at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025. Our investment adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board and in accordance with the Investment Company Act, our investment adviser manages our day-to-day operations and provides investment advisory services to us.

Management Services

Crescent Cap NT Advisors LLC will provide investment advisory services to us and our portfolio companies pursuant to the Investment Advisory and Management Agreement. Under the terms of the Investment Advisory and Management Agreement, our investment adviser is responsible for (i) originating prospective investments, (ii) conducting research and due diligence investigations on potential investments, (iii) analyzing investment opportunities, (iv) negotiating and structuring the Fund’s investments, and (v) monitoring the Fund’s investments and portfolio companies on an ongoing basis.

Compensation of Our Investment Adviser

Our investment adviser’s services under the Investment Advisory and Management Agreement are not exclusive, and our investment adviser is free to furnish similar or other services to others so long as its services to the Fund are not impaired. Under the terms of the Investment Advisory and Management Agreement, our investment adviser is entitled to receive a base management fee and may also receive incentive fees, as discussed below. The cost of both the management fee and the incentive fee will ultimately be borne by the stockholders.

Base Management Fee

The management fee is payable monthly in arrears at an annual rate of     % of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Investment Advisory and Management Agreement, net assets means our total assets less liabilities, determined on a consolidated basis in accordance with GAAP. For the first full calendar month in which we have operations, net assets will be measured as the beginning net assets as of the date on which the Fund breaks escrow.

Incentive Fee

The incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.

Incentive Fee Based on Income

The portion based on our income is based on pre-incentive fee net investment income returns, as defined in the Investment Advisory and Management Agreement, for the quarter. “Pre-incentive fee net investment income returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of our net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the base management fee, expenses payable under the Administration Agreement entered into between us and our administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any distribution and/or stockholder servicing fees).

Pre-incentive fee net investment income returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt investments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from pre-incentive fee net investment income returns.

Pre-incentive fee net investment income returns, expressed as a rate of return on the value of our net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of     % per quarter (    % annualized).

We will pay our investment adviser an incentive fee quarterly in arrears with respect to our pre-incentive fee net investment income returns in each calendar quarter as follows:

•

No incentive fee based on pre-incentive fee net investment income returns in any calendar quarter in which our pre-incentive fee net investment income returns do not exceed the hurdle rate of     % per quarter (     % annualized);

•

100% of the dollar amount of our pre-incentive fee net investment income returns with respect to that portion of such pre-incentive fee net investment income returns, if any, that exceeds the hurdle rate but is less than a rate of return of     % (    % annualized). We refer to this portion of our pre-incentive fee net investment income returns (which exceeds the hurdle rate but is less than     %) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with approximately     % of our pre-incentive fee net investment income returns as if a hurdle rate did not apply if this net investment income exceeds     % in any calendar quarter; and

•

    % of the dollar amount of our pre-incentive fee net investment income, if any, that exceed a rate of return of     % (    % annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved,     % of all pre-incentive fee net investment income returns thereafter are allocated to our investment adviser.

Allocated to Quarterly Incentive Fee

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income returns. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive pre-incentive fee net investment income returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.

Incentive Fee Based on Capital Gains

The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:

•

    % of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to our investment adviser if we were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory and Management Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

The fees that are payable under the Investment Advisory and Management Agreement for any partial period will be appropriately prorated.

GAAP Incentive Fee on Cumulative Unrealized Capital Appreciation

The Fund accrues, but does not pay, a portion of the incentive fee based on capital gains with respect to net unrealized appreciation. Under GAAP, the Fund is required to accrue an incentive fee based on capital gains that includes net realized capital gains and losses and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the accrual for the incentive fee based on capital gains, the Fund considers the cumulative aggregate unrealized capital appreciation in the calculation, since an incentive fee based on capital gains would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee payable under the Investment Advisory and Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then the Fund records a capital gains incentive fee equal to     % of such amount, minus the aggregate amount of actual incentive fees based on capital gains paid in all prior periods. If such amount is negative, then there is no accrual for such period. There can be no assurance that such unrealized capital appreciation will be realized in the future.

Organization of our Investment Adviser

Our investment adviser is Crescent Cap NT Advisors, LLC, a Delaware limited liability company and affiliate of Crescent, that is registered as an investment adviser under the Advisers Act. The principal executive offices of Crescent Cap NT Advisors, LLC is located at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025.

Administration Agreement

Our Board also approved the administration agreement (the “Administration Agreement”) with our administrator,                 , at a board meeting held on                . Pursuant to the Administration Agreement, will furnish the Fund with administrative services. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. Certain of these services are reimbursable to our administrator under the terms of the Administration Agreement. In addition, our administrator is permitted to delegate its duties under the Administration Agreement to affiliates or third parties. To the extent our administrator outsources any of its functions, the Fund will pay the fees associated with such functions on a direct basis, without incremental profit to our administrator. The Administration Agreement may be terminated by either party without penalty on 60 days’ written notice to the other party.

No person who is an officer, director or employee of our administrator or its affiliates and who serves as a director receives any compensation for his or her services as a director. However, the Fund reimburses our administrator (or its affiliates) for an allocable portion of the compensation paid by our administrator or its affiliates to our compliance professionals, legal counsel, and other professionals who spend time on such related activities (based on the percentage of time those individuals devote, on an estimated basis, to our business and affairs). The allocable portion of the compensation for these officers and other professionals are included in the administration expenses paid to our administrator. Directors who are not affiliated with our administrator or its affiliates receive compensation for their services and reimbursement of expenses incurred to attend meetings.

Certain Terms of the Investment Advisory and Management Agreement and Administration Agreement

The Administration Agreement has been approved by our Board, including a majority of our Independent Directors. Unless earlier terminated as described below, the Administration Agreement will remain in effect for a period of one year from its effective date and will remain in effect from year to year thereafter if approved annually by (i) the vote of our Board, or by the vote of a majority of our outstanding voting securities, and (ii) the vote of a majority of our Independent Directors. The Administration Agreement will automatically terminate in the event of assignment. The Administration Agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other party.

The Investment Advisory and Management Agreement has been approved by our Board, including a majority of our Independent Directors. Unless earlier terminated as described below, the Investment Advisory and Management Agreement will remain in effect for a period of two years from its effective date, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of our Board, or the vote of a majority of our outstanding voting securities and (b) the vote of a majority of our Independent Directors. The Investment Advisory and Management Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of stockholders holding a majority of the outstanding voting securities of the Fund, or by the vote of the Fund’s directors or by our investment adviser. The Administration Agreement will automatically terminate in the event of assignment.

Our investment adviser and our administrator have not assumed any responsibility to the Fund other than to render the services called for under each of the Investment Advisory and Management Agreement and Administration Agreement, respectively. Our investment adviser and administrator will not be responsible for any action of the Board in following or declining to follow either our investment adviser’s or our administrator’s advice or recommendations. Under the Investment Advisory and Management Agreement and Administration Agreement, our investment adviser and our administrator, respectively, and each of their officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with our investment adviser or our administrator, and any person controlling or controlled by our investment adviser or our administrator will not be liable to the Fund, any subsidiary of the Fund, the directors, stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory and Management Agreement and Administration Agreement, respectively, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that our investment adviser and our administrator owe to the Fund under the Investment Advisory and Management Agreement and Administration Agreement, respectively. In addition, as part of each of the Investment Advisory and Management Agreement and Administration Agreement, the Fund has agreed to indemnify our investment adviser and our administrator, respectively, and each of their officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with our investment adviser, from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with the Fund’s business and operations or any action taken or omitted on the Fund’s behalf pursuant to authority granted by each of the Investment Advisory and Management Agreement and Administration Agreement, except where attributable to gross negligence, willful misfeasance, bad faith or reckless disregard of such person’s duties under each of the Investment Advisory and Management Agreement and Administration Agreement. These protections may lead each of our investment adviser and our administrator to act in a riskier manner when acting on the Fund’s behalf than it would when acting for its own account.

U.S. federal and state securities laws may impose liability under certain circumstances on persons who act in good faith. Nothing in the Investment Advisory and Management Agreement or Administration Agreement will constitute a waiver or limitation of any rights that the Fund may have under any applicable law.

Payment of Our Expenses Under the Investment Advisory and Management Agreement and Administration Agreements

The Fund’s primary operating expenses include the payment of management fees and incentive fees to our investment adviser under the Investment Advisory and Management Agreement, as amended, our allocable portion of overhead expenses under the Administration Agreement with our administrator and other operating costs described below. The management and incentive fees compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other out-of-pocket costs and expenses of our operations and transactions, including:

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•	fees and expenses associated with independent audits and outside legal costs;

•	independent directors’ fees and expenses;

•

administration fees and expenses, if any, payable under the Administration Agreement (including payments based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, rent and the allocable portion of the cost of certain professional services provided to us, including but not limited to, our accounting professionals, our legal counsel and compliance professionals);

•	U.S. federal, state and local taxes;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•	out-of-pocket fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	brokerage commissions;

•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws;

•	debt service and other costs of borrowings or other financing arrangements; and

•	all other expenses reasonably incurred by us in connection with making investments and administering our business.

From time to time, our investment adviser, our administrator, or their respective affiliates, may pay third-party providers of goods or services. We will reimburse our investment adviser, our administrator, or such affiliates thereof for any such amounts paid on our behalf. Each of our investment adviser or our administrator will waive its right to be reimbursed in the event that such reimbursements would cause any distributions to the Fund’s common stockholders to constitute a return of capital. All of these expenses will ultimately be borne by the Fund’s common stockholders.

Board Approval of the Investment Advisory and Management Agreement

Our Board, including our independent directors, approved the Investment Advisory and Management Agreement at a meeting held on                . In reaching a decision to approve the Investment Advisory and Management Agreement, the Board reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to the Fund by our investment adviser;

•	the proposed investment advisory fee rates to be paid by the Fund to our investment adviser;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; and

•

information about the services to be performed and the personnel who would be performing such services under the Investment Advisory and Management Agreement; and the organizational capability and financial condition of our investment adviser and its affiliates.

Based on the information reviewed and the discussion thereof, the Board, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Investment Advisory and Management Agreement as being in the best interests of our common stockholders.

Prohibited Activities

Our activities are subject to compliance with the Investment Company Act. In addition, our charter prohibits the following activities among us, our investment adviser and its affiliates:

•

We may not purchase or lease assets in which our investment adviser or any of its affiliates has an interest unless (i) we disclose the terms of the transaction to our common stockholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the Investment Company Act or an exemptive order under the Investment Company Act issued to us by the SEC;

•	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

•

Our investment adviser and its affiliates may not acquire assets from us unless (i) approved by our common stockholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the Investment Company Act or an exemptive order under the Investment Company Act issued to us by the SEC;

•

We may not lease assets to our investment adviser or its affiliates unless the transaction occurs at our formation, we disclose the terms of the transaction to our common stockholders and such terms are fair and reasonable to us;

•

We may not make any loans, credit facilities, credit agreements or otherwise to investment adviser or its affiliates except for the advancement of funds as permitted by our charter or unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC;

•	We may not acquire assets in exchange for our Common Shares;

•

We may not pay a commission or fee, either directly or indirectly to our investment adviser or its affiliates, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	Our investment adviser may not charge duplicate fees to us; and

•	Our investment adviser may not provide financing to us with a term in excess of 12 months.

In addition, in the Investment Advisory and Management Agreement, our investment adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

License Agreement

We have entered into a license agreement with Crescent, pursuant to which we have been granted a non-exclusive, royalty-free license to use the name “Crescent Capital”. Under this agreement, we will have a right to use the Crescent name for so long as Crescent Cap NT Advisers, LLC remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Crescent Capital” name.

Compliance with the Omnibus Guidelines Published by NASAA

Rebates, Kickbacks and Reciprocal Arrangements

Our charter prohibits our investment adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our investment adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares or give investment advice to a potential stockholder; provided, however, that our investment adviser may pay a registered broker or other properly licensed agent sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing our Common Shares, including out of the investment adviser’s own assets, including those amounts paid to the investment adviser under the Investment Advisory and Management Agreement.

Commingling

The investment adviser may not permit our funds to be commingled with the funds of any other entity.

POTENTIAL CONFLICTS OF INTEREST

We have entered into the Investment Advisory and Management Agreement and the Expense Support and Conditional Reimbursement Agreement with our investment adviser, a subsidiary of Crescent, an entity in which certain directors and officers of the Fund and members of the investment committee of the investment adviser may have indirect ownership and pecuniary interests. Pursuant to the Investment Advisory and Management Agreement, we pay Crescent Cap NT Advisers, LLC a management fee and an incentive fee. See “Investment Advisory and Management Agreement and Administration Agreement—Compensation of Our Investment Adviser” for a description of how the fees payable to our investment adviser will be determined. Pursuant to our Administration Agreement, we will reimburse                , at cost, for our allocable portion of overhead and other expenses (including travel expenses) incurred by                in performing its obligations under the Administration Agreement. See “Investment Advisory and Management Agreement and Administration Agreement—Administration Agreement” for a description of how the expenses reimbursable to our administrator will be determined. The Expense Support and Conditional Reimbursement Agreement is intended to ensure that no portion of our distributions to stockholders will represent a return of capital for tax purposes. See “Plan of Operations—Expenses—Expense Support and Conditional Reimbursement Agreement” for additional information regarding the Expense Support Agreement.

Conflicts may arise in allocating and structuring investments, time, services, expenses or resources among the investment activities of Crescent funds, Crescent and other Crescent-affiliated entities. Certain of our executive officers and directors, and members of the investment committee of our investment adviser, serve or may serve as officers, directors or principals of other entities and affiliates of our investment adviser and investment funds managed by our investment adviser or its affiliates, including Crescent. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our common stockholders’ best interests or may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Members of our investment adviser’s investment committee may have significant responsibilities for other Crescent funds. Similarly, although the professional staff of our investment adviser will devote as much time to the management of us as appropriate to enable our investment adviser to perform its duties in accordance with the Investment Advisory and Management Agreement, the investment professionals of our investment adviser may have conflicts in allocating their time and services among us, on the one hand, and investment vehicles managed by our investment adviser or one or more of its affiliates, on the other hand. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the professional staff of our investment adviser and its officers and employees will not be devoted exclusively to our business but will instead be allocated between our business and the management of these other investment vehicles.

Our investment adviser has adopted an investment allocation policy designed to ensure that all investment opportunities are, to the extent practicable, allocated among its clients on a basis that over a period of time is fair and equitable to each client relative to other clients as well as a co-investment policy designed to ensure fair allocation of co-investment opportunities amongst its clients. Certain Crescent vehicles may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by the Fund, and our executive officers, certain of our directors and members of the investment committee of the investment adviser also serve as officers or principals of other investment managers affiliated with Crescent that currently, and may in the future, manage such Crescent vehicles that have investment objectives similar to our investment objectives. Consequently, we, on the one hand, and these other entities, on the other hand, may from time to time pursue the same or similar capital and investment opportunities. Crescent and our investment adviser endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment vehicles managed by investment managers affiliated with Crescent (including our investment adviser). In addition, there may be conflicts in the allocation of investments among us and the vehicles managed by investment managers affiliated with Crescent (including our investment adviser), including investments made pursuant to the Co-Investment Exemptive Order. Further, such other Crescent-managed vehicles may hold positions in portfolio companies in which the Fund has also invested. Such investments may raise potential conflicts of interest between the Fund and such other Crescent-managed vehicles, particularly if the Fund and such other Crescent-managed vehicles invest in different classes or types of securities or investments of the same underlying portfolio company. In that regard, actions may be taken by such other Crescent-managed vehicles that are adverse to the Fund’s interests, including, but not limited to, during a restructuring, bankruptcy or other insolvency proceeding or similar matter occurring at the underlying portfolio company. See “Risk Factors—Risks Relating to Our Business and Structure—Our investment adviser, the investment committee of our investment adviser, Crescent and their affiliates, officers, directors and employees may face certain conflicts of interest.”

Co-Investment Opportunities

As a BDC, we are subject to certain regulatory restrictions in negotiating certain investments with entities with which we may be restricted from doing so under the Investment Company Act, such as our investment adviser and its affiliates.

Our investment adviser has and its affiliates have received the Co-Investment Exemptive Order from the SEC that permits us and other BDCs and registered closed-end management investment companies managed by Crescent to co-invest in portfolio companies with each other and with affiliated investment vehicles. Co-investments made under the Co-Investment Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment transaction. We may also otherwise co-invest with vehicles managed by Crescent or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. There can be no guarantee that the exemptive relief will be further extended.

Intermediary Manager Agreement

License Agreement

We have entered into a license agreement with Crescent, pursuant to which we have been granted a non-exclusive, royalty-free license to use the name “Crescent Capital.” Under this agreement, we will have a right to use the Crescent name for so long as Crescent Cap NT Advisers, LLC remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Crescent Capital” name.

Material Non-Public Information

Members of our investment adviser’s investment committee and other employees of our investment adviser and its affiliates may serve as directors of, or in a similar capacity with, companies in which we may invest or in which we are pursuing an investment opportunity. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law, including, for example, the antifraud provisions of the federal securities laws.

Code of Conduct

As a BDC, we are subject to certain regulatory requirements that restrict our ability to engage in certain related-party transactions. We have adopted procedures for the review, approval and monitoring of transactions that involve us and certain of our related persons. For example, we have a code of conduct that generally prohibits our executive officers or directors from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Fund. Any waiver to the code of conduct will generally only be permitted to be obtained from the Chief Compliance Officer, the chairperson of the Board or the chairperson of the audit committee and will be publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of                , 2023, information with respect to the beneficial ownership of our Common Shares at the time of the satisfaction of the minimum offering requirement by:

•	each person known to us to be expected to beneficially own more than 5% of the outstanding Common Shares;

•	each of our directors and each executive officers; and all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the offering. Unless stated otherwise, the address for each individual or entity listed in the table is c/o Crescent Private Credit Income Corp., 11100 Santa Monica Blvd. Suite 2000, Los Angeles, California 90025.

Shares Beneficially Owned
Name and Address	Number	Percentage
Interested Directors
%
Independent Directors
%
Executive Officers Who Are Not Directors
%
Other
%
All Officers and Directors as a Group ( persons)			%

*	Less than 1%.

The following table sets forth the dollar range of our equity securities as of                , 2023.

Name and Address	Dollar Range of Equity Securities in Crescent Private Credit Income Corp.(1)(2)(3)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)
Interested Directors

Independent Directors

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities expected to be beneficially owned are: none based on the initial public offering price of $ per share.
(3)	The dollar range of equity securities beneficially owned are: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000 or over $100,000.

DISTRIBUTIONS

We currently intend to pay regular monthly distributions commencing with the first full calendar quarter after the escrow period concludes. However, any distributions we make will be at the sole discretion of our Board, which will consider factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Maryland law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board’s discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our common stockholders of at least 90% of our taxable income and tax exempt interest. See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S shares, Class D shares and Class I shares generally differ because of different class-specific stockholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and distributions on Class D shares will be lower than Class I shares because we are required to pay higher ongoing stockholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay higher ongoing stockholder servicing and/or distribution fee with respect to Class D shares (compared to Class I shares).

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings, return of capital or proceeds of this offering will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Additionally, funding distributions from the sales of assets, borrowings, return of capital or proceeds of this offering may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your Common Shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.

From time to time, we may also pay special interim distributions in the form of cash or Common Shares at the sole discretion of our Board.

We have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. Our investment adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Investment Advisory and Management Agreement and Administration Agreement.”

Consistent with the Code, stockholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

For a period of time following commencement of this offering, which time period may be significant, we expect substantial portions of our distributions may be funded indirectly through the reimbursement of certain expenses by our investment adviser and its affiliates, that are subject to conditional reimbursement by us within three years. Any such distributions funded through expense reimbursements are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or our investment adviser or its affiliates continues to advance such expenses or waive such fees. Our future reimbursement of amounts advanced or waived by our investment adviser and its affiliates will reduce the distributions that you would otherwise receive in the future. Other than as set forth in this prospectus, our investment adviser and its affiliates have no obligation to advance expenses or waive advisory fees.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code. To obtain and maintain our RIC status under the Code, we must timely distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short term capital gains) to our common stockholders in respect of each taxable year, as well as satisfy other applicable requirements under the Code. In addition, we generally will be required to pay a nondeductible U.S. federal excise tax equal to 4% on certain undistributed taxable income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our net ordinary income, taking into account certain deferrals and elections, recognized during a calendar year and (ii) 98.2% of our capital gain net income, as defined by the Code and adjusted for certain ordinary gains and losses, recognized during the one-year period ending on October 31 of such calendar year and (iii) the sum of any net ordinary income and capital gains net income recognized, but not distributed, in preceding years and on which we paid no federal income tax. For these excise tax purposes, we will be deemed to have distributed any net ordinary taxable income or capital gain net income on which we have paid U.S. federal income tax. The taxable income on which we pay excise tax is generally distributed to our common stockholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward such taxable income for distribution in the following year, and pay any applicable excise tax. We cannot assure you that we will achieve results that will permit the payment of any dividends. We have adopted a distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Common Shares. See “Distribution Reinvestment Plan.”

DESCRIPTION OF OUR SHARES

The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the MGCL and our charter and bylaws for a more detailed description of the provisions summarized below.

General

Under the terms of our charter, our authorized capital stock consists solely of                shares of common stock, par value $0.01 per share, of which                are classified as Class S shares,                are classified as Class D shares and                are classified as Class I shares. As of                , 2023, there were                Class S shares,                Class D shares and                Class I shares outstanding.

As permitted by the MGCL, our charter provides that a majority of the entire Board, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. The charter also provides that the Board may classify or reclassify any unissued Common Shares into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, or terms and conditions of redemption of the shares. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under the MGCL, our stockholders generally are not personally liable for our debts or obligations.

None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the company or potential liabilities associated with ownership of the security (not including investment risks).

Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding as of , 2023
Common Stock		—
Class S		—
Class D		—
Class I		—

Common Shares

Under the terms of our charter, all of our Class S shares, Class D shares and Class I shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Dividends and other distributions may be paid to the holders of our Class S shares, Class D shares and Class I shares (which will be done pro rata among the stockholders of shares of a specific class) at the same time and in different per share amounts on such Class S shares, Class D shares and Class I shares, if, as and when authorized by our Board and declared by us out of funds legally available therefor. Each class of common stock shall represent an investment in the same pool of assets and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as each other class of common stock except for such differences as are clearly and expressly set forth in our charter.

Except as may be provided by our Board in setting the terms of classified or reclassified stock, our Common Shares will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire our Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of shares of such stock or redeem any outstanding shares of stock for such price and on such other terms and conditions as may be determined by or at the direction of the Board.

In the event of our liquidation, dissolution or winding up, each share of each class of our common stock would be entitled to be paid, out of all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time, a liquidation payment equal to the net asset value per share of such class; provided, however, that if the available assets of the Fund are insufficient to pay in full the above described liquidation payment, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of each class of common stock ratably in the same proportion as the respective amounts that would be payable on such shares of each class of common stock if all amounts payable thereon were paid in full.

Subject to the rights of holders of any other class or series of stock and except as otherwise provided in our charter, Class S shares, Class D shares and Class I shares will vote together as a single class, and each share is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of each class of Common Shares will have exclusive voting rights on any amendment of our charter (including the terms of such class of Common Shares) that would alter only the contract rights of such class of Common Shares and no holders of any other class or series of stock will be entitled to vote thereon. Except as may be provided by the Board in setting the terms of classified or reclassified stock, and subject to the express terms of any class or series of preferred stock, the holders of our Common Shares will possess exclusive voting power. Except as provided with respect to any other class or series of stock, the holders of Common Shares will possess exclusive voting power. There is no cumulative voting in the election of our directors, which means that holders of a majority of the outstanding Common Shares can elect all of our directors.

Class S Shares

No upfront selling commissions are paid for sales of any Class S shares; however, if you purchase Class S shares from certain selling agents, they may directly charge you transaction or other fees in such amount as they may determine, provided that selling agents limit such charges to     % cap on NAV for Class S shares.

We pay the intermediary manager selling commissions over time as a stockholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to     % per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The stockholder servicing and/or distribution fees are paid monthly in arrears. The intermediary manager reallows (pays) all or a portion of the stockholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing stockholder services performed by such brokers, and will waive stockholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D Shares

No upfront selling commissions are paid for sales of any Class D shares, however, if you purchase Class D shares from certain selling agents, they may directly charge you transaction or other fees in such amount as they may determine, provided that selling agents limit such charges to     % cap on NAV for Class D shares.

We pay the intermediary manager selling commissions over time as a stockholder servicing and/or distribution fee with respect to our outstanding Class D shares equal to     % per annum of the aggregate NAV of

our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The stockholder servicing and/or distribution fees are paid monthly in arrears. The intermediary manager reallows (pays) all or a portion of the stockholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing stockholder services performed by such brokers, and will waive stockholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus.

Class I Shares

No upfront selling commissions or stockholder servicing and/or distribution fees are paid for sales of any Class I shares.

Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and directors and their immediate family members, as well as officers and employees of our investment adviser or Crescent or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S shares or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged for a number of Class I shares with an equivalent NAV.

Other Terms of Common Shares

We will cease paying the stockholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the stockholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. [Upon such listing of Class I shares, such merger or consolidation with or into another entity or such sale or other disposition of all or substantially all of our assets or the end of the month after completion of the primary portion of this offering in which we, with the assistance of the intermediary manager, determine that underwriting compensation from all sources in connection with this offering, including the stockholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering, each such Class S share or Class D share will convert into a number of Class I shares (or fraction thereof), with an equivalent aggregate NAV as such share.] In addition, we will cease paying the stockholder servicing and/or distribution fee on any Class S share and Class D share in a stockholder’s account at the end of the month in which the intermediary manager in conjunction with the transfer agent determines that total brokerage commissions and stockholder servicing and/or distribution fees paid with respect to any such share held by such stockholder within such account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share. At the end of such month, each such Class S share or Class D share will convert into a number of Class I shares (or fraction thereof), with an equivalent aggregate NAV as such share.

Preferred Stock

This offering does not include an offering of preferred stock. However, under the terms of our charter, our Board may authorize us to issue shares of preferred stock in one or more classes or series without stockholder approval, to the extent permitted by the Investment Company Act. The Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. We do not currently anticipate issuing preferred stock in the near future. In the event we issue preferred stock, we will make any required disclosure to stockholders. We will not offer preferred stock to our investment adviser or our affiliates except on the same terms as offered to all other stockholders.

Preferred stock could be issued with terms that would adversely affect the stockholders. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the Investment Company Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the Investment Company Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred stock must be approved by a majority of our independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final adjudication as being material to the cause of action.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter contains a provision which eliminates directors’ and officers’ liability to us and our common stockholders for money damages, subject to the requirements of the Investment Company Act, the limitations under Maryland law described above and certain additional limitations set forth in our charter as described below.

Our charter requires us, subject to the requirements of the Investment Company Act, the limitations under Maryland law described above and certain additional limitations set forth in our charter as described below, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any present or former director or officer, (b) any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, trustee, member, manager or partner and (c) our investment adviser and any of its affiliates acting as our agent, in each case who is made or threatened to be made a party to, or witness in, the proceeding by reason of his, her or its service in that capacity. Our charter also permits us to indemnify and advance expenses to any of our employees or agents.

However, our charter provides that our directors, our investment adviser and its or our affiliates may be indemnified for losses or liability suffered by them or held harmless for losses or liability suffered by us only if all of the following conditions are met:

•	the indemnitee determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests;

•	the indemnitee was acting on our behalf or performing services for us;

•	in the case of affiliated directors, our investment adviser or its or our affiliates, the liability or loss was not the result of negligence or misconduct; and

•	in the case of our independent directors, the liability or loss was not the result of gross negligence or willful misconduct.

In addition, any indemnification or any agreement to hold harmless is recoverable only out of our net assets and not from our common stockholders.

Our charter also provides that we may not provide indemnification to a director, our investment adviser or any of our investment adviser’s or our affiliates for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:

•	there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the party seeking indemnification;

•	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to such party; or

•

a court of competent jurisdiction approves a settlement of the claims against such party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which our securities were offered or sold as to indemnification for violations of securities laws.

Finally, our charter provides that we may pay or reimburse reasonable legal expenses and other costs incurred by our directors, our investment adviser and its or our affiliates in advance of final disposition of a proceeding only if all of the following are satisfied:

•	the proceeding relates to acts or omissions with respect to the performance of duties or services on our behalf;

•	the indemnitee provides us with written affirmation of such indemnitee’s good faith belief that such indemnitee has met the standard of conduct necessary for indemnification;

•

the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder acting in his, her or its capacity as such, a court of competent jurisdiction approves such advancement; and

•

the indemnitee provides us with a written agreement to repay the amount paid or reimbursed, together with the applicable legal rate of interest thereon, if it is ultimately determined that such indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.

In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition to the indemnification provided for in our charter, we have entered into indemnification agreements with each of our current directors and certain of our current officers and with the current members of our investment adviser’s investment committee and we intend to enter into indemnification agreements with each of our future directors, the future members of our investment committee and certain of our future officers. The indemnification agreements attempt to provide these directors, officers and other persons the maximum indemnification permitted under Maryland law, our charter and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser’s investment committee in any action or proceeding arising out of the performance of such person’s services as a present or former director or officer or member of our investment adviser’s investment committee.

Provisions of the Maryland General Corporation Law and the Charter and Bylaws

The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Sales and Leases to the Fund

Our charter provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, except as otherwise permitted under the Investment Company Act, we may not purchase or lease assets in which our investment adviser or any of its affiliates has an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the stockholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, our investment adviser may purchase assets in its own name (and assume loans in connection therewith) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to our investment adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to our investment adviser apart from compensation otherwise permitted by the Omnibus Guidelines, as adopted by the NASAA.

Sales and Leases to our Investment Adviser, Directors or Affiliates

Our charter provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to our investment adviser or any of its affiliates unless such sale is approved by the holders of a majority of our voting securities. Our charter also provides that we may not lease assets to our investment adviser or any affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the stockholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to us.

Loans

Our charter provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to our investment adviser or any of its affiliates.

Commissions on Financing, Refinancing or Reinvestment

Our charter provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to our investment adviser or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.

Lending Practices

Our charter provides that, with respect to financing made available to us by our investment adviser, our investment adviser may not receive interest in excess of the lesser of our investment adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. Our investment adviser may not impose a prepayment charge or penalty in connection with such financing and our investment adviser may not receive points or other financing charges. In addition, our investment adviser will be prohibited from providing financing to us with a term in excess of 12 months.

Classified Board of Directors

The Board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Election of Directors

Our bylaws provide that the affirmative vote of a plurality of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect each director.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number

of directors. However, the number of directors may never be less than                 the minimum number required by the MGCL or, unless our bylaws are amended, more than                . Our charter sets forth our election to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board. Accordingly, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

Under the MGCL, unless the charter of a corporation provides for written or electronically transmitted consent by stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take action at a stockholders meeting at which all stockholders entitled to vote on the action were present and voted, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent instead of a meeting. These provisions, combined with the requirements of our charter and bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the Board and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the Board or (c) by a stockholder who is a stockholder of record at the record date set by the Board for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving the advance notice required by our bylaws and at the time of the meeting (and any adjournment or postponement thereof), is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the Board at a special meeting may be made only (a) by or at the direction of the Board or (b) provided that the special meeting has been called in accordance with our bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record at the record date set by the Board for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving the advance notice required by our bylaws and at the time of the meeting (and any adjournment or postponement thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our bylaws.

The purpose of requiring stockholders to give advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the Bylaws do not give the Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our common stockholders.

Calling of Special Meetings of Stockholders

Our charter and bylaws provide that special meetings of stockholders may be called by the Board, our independent directors and certain of our officers. Additionally, our charter and bylaws provide that a special meeting of stockholders must be called by our secretary to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than 10% of all the votes entitled to be cast on such matter at such meeting.

Approval of Extraordinary Corporate Action; Amendment of the Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such conversion is approved by at least two-thirds of our continuing directors (as defined below) (in addition to approval by the Board), such proposal may be approved by stockholders entitled to cast a majority of the votes entitled to be cast on the matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board.

Our bylaws provide that the Board will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the MGCL, our charter provides that stockholders will not be entitled to exercise appraisal rights unless the Board determines that such rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the Investment Company Act, which will prohibit any such redemption other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of stockholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquiror. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock and, as a result, any control shares of will have the same voting rights as all of the other Common Shares. Such provision could be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the Board determines that it would be in our best interests and determines (after consultation with the SEC staff) that our being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who, directly or indirectly, beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. The Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the independent directors. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of and increase the difficulty of consummating any offer.

Conflict with the Investment Company Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

Exclusive Forum

Our charter provides that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, will be the sole and exclusive forum for: (i) any Internal Corporate Claim, as such term is defined in Section 1-101(p) of the MGCL (other than any action arising under federal securities laws), including, without limitation, (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim of breach of any duty owed by any of our directors or officers or other employees to or to our stockholders or (c) any action asserting a claim against any of our directors or officers or other employees arising pursuant to any provision of the MGCL or our charter or bylaws, or (ii) any action asserting a claim against any of our directors or officers or other employees that is governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in our stock will be deemed to have notice of and to have consented and waived any objection to this exclusive forum provision of our charter, as the same may be amended from time to time.

Restrictions on Roll-Up Transactions

In connection with any proposed transaction considered a “Roll-up Transaction” involving us and the issuance of securities of an entity that would be created or would survive after the successful completion of the Roll-up Transaction, an appraisal of all of our assets must be obtained from a competent independent appraiser. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal must be filed with the SEC and the states. The assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and must indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-up Transaction. The appraisal will assume an orderly liquidation of assets over a 12-month period. The terms of the engagement of the independent appraiser must clearly state that the engagement is for our benefit and the benefit of our common stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, will be included in a report to stockholders in connection with any proposed Roll-up Transaction.

A “Roll-up Transaction” is a transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of another entity, or a “Roll-up Entity,” that would be created or would survive after the successful completion of such transaction. The term Roll-up Transaction does not include:

•	a transaction involving our securities that have been for at least 12 months listed on a national securities exchange; or

•

a transaction involving our conversion to a corporate, trust, or association form if, as a consequence of the transaction, there will be no significant adverse change in any of the following: stockholder voting rights; the term of our existence; compensation to our investment adviser; or our investment objectives.

In connection with a proposed Roll-up Transaction, the person sponsoring the Roll-up Transaction must offer to holders of Common Shares who vote “no” on the proposal the choice of:

•	accepting the securities of a Roll-up Entity offered in the proposed Roll-up Transaction; or

•	one of the following:

•	remaining as holders of Common Shares and preserving their interests therein on the same terms and conditions as existed previously; or

•	receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed Roll-up Transaction:

•

that would result in the holders of Common Shares having democracy rights in a Roll-up Entity that are less than those provided in our charter and bylaws and described elsewhere in this prospectus, including rights with respect to the election and removal of directors, annual reports, annual and special meetings, amendment of our charter, and our dissolution;

•

that includes provisions that would operate to materially impede or frustrate the accumulation of shares of stock by any purchaser of the securities of the Roll-up Entity, except to the minimum extent necessary to preserve the tax status of the Roll-up Entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-up Entity on the basis of the number of shares of stock held by that investor;

•	in which investors’ rights to access of records of the Roll-up Entity will be less than those provided in the “—Access to Records” section below; or

•	in which any of the costs of the Roll-up Transaction would be borne by us if the Roll-up Transaction is rejected by the holders of Common Shares.

Access to Records

Any common stockholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and telephone numbers of our common stockholders, along with the number of Common Shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any common stockholder or the stockholder’s designated agent at our office. The stockholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any common stockholder who requests the list within ten days of the request. A stockholder may request a copy of the stockholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of stockholder rights under federal proxy laws. A stockholder requesting a list will be required to pay reasonable costs of postage and duplication.

If a proper request for the stockholder list is not honored, then the requesting stockholder will be entitled to recover certain costs incurred in compelling the production of the list as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a stockholder will not have the right to, and we may require a requesting stockholder to represent that it will not, secure the stockholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting stockholder’s interest in our affairs. We may also require that such stockholder sign a confidentiality agreement in connection with the request.

Reports to Stockholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to our investment adviser. These reports will also be available on our website at www.                .com and on the SEC’s website at www.sec.gov. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us in a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each class of our outstanding Common Shares is determined monthly by dividing the value of the total assets attributable to the class minus the liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made. In calculating the value of our total assets, we take the following approach.

Investments

Loan originations are recorded on the date of the binding commitment. Investment purchased on a secondary market are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

We value our investments in accordance with Section 2(a)(41) of the Investment Company Act and Rule 2a-5 thereunder, which sets forth requirements for determining fair value in good faith. Pursuant to Rule 2a-5, our Board has designated our investment adviser as the “valuation designee” to perform fair value determinations relating to all of the Fund’s investments on behalf of the Board. Our Board will oversee our investment adviser’s performance of its responsibilities, and in support of this oversight, our investment adviser will provide periodic reports to our Board related to the fair valuation process. Our investment adviser will carry out its responsibilities as valuation designee principally through its valuation committee (the “Valuation Committee”) assisted by a variety of individuals and entities including, but not limited to, independent pricing services, administrative personnel, and other service providers, as appropriate. All fair value determinations will be approved by the Valuation Committee. Our Board may determine to modify its designation of our investment adviser as valuation designee at any time.

Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, our investment adviser utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our investment adviser, as the Board’s valuation designee, determines the fair value of the investments in good faith, based on, among other things, the fair valuation recommendations from investment professionals, the oversight of the Fund’s Audit Committee and independent third-party valuation firms. In addition, the Fund’s independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, the Fund’s investment valuation process within the context of performing the audit.

As part of the valuation process for investments that do not have readily available market prices, the investment adviser may take into account the following types of factors, if relevant, in determining the fair value of the Fund’s investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the investment adviser considers the pricing indicated by the external event to corroborate its valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period.

Additionally, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which the Fund has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned. All investments in securities are recorded at their fair value.

Fair Value of Financial Instruments

The Fund applies Financial Accounting Standards Board ASC 820, Fair Value Measurement (ASC 820), as amended, which establishes a framework for measuring fair value in accordance with GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Fund considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:

Level 1—Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, our investment adviser utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our investment adviser, as the Board’s valuation designee, determines the fair value of the investments in good faith, based on, among other things, the fair valuation recommendations from investment professionals, the oversight of the Fund’s Audit Committee and independent third-party valuation firms.

The SEC has adopted Rule 2a-5 under the Investment Company Act (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Pursuant to Rule 2a-5, the Board has designated our investment adviser as valuation designee to perform certain fair value functions, including performing fair value determinations. As required by Rule 2a-5, our investment adviser, as valuation designee, will provide periodic fair valuation reporting and notifications on behalf of the Fund to the Board to facilitate the Board’s oversight duties.

Our investment adviser, as the valuation designee, undertakes a multi-step valuation process under the supervision of the Board, which includes, among other procedures, the following:

•	Each investment is initially valued by the investment professionals responsible for monitoring that investment.

•	Our investment adviser has established pricing and valuations committees, which are responsible for reviewing and approving the fair valuation recommendations from the investment professionals.

•	The valuations of certain portfolio investments are independently corroborated by third-party valuation firms based on certain criteria including investment size and risk profile.

•	Final valuation determinations and supporting materials are provided to the Board quarterly as part of the Board’s oversight of our investment adviser as the valuation designee.

Investments in investment companies are valued at fair value. Fair values are generally determined utilizing the NAV supplied by, or on behalf of, management of each investment company, which is net of management and incentive fees or allocations charged by the investment company and is in accordance with the “practical expedient”, as defined by ASC 820. NAVs received by, or on behalf of, management of each investment company are based on the fair value of the investment company’s underlying investments in accordance with policies established by management of each investment company, as described in each of their financial statements and offering memorandum. Investments which are valued using NAV as a practical expedient are excluded from the above hierarchy.

The Fund applies the valuation policy approved by the Board that is consistent with ASC 820. Consistent with the valuation policy, our investment adviser, in its capacity as the Board’s valuation designee, evaluates the source of inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When a security is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Fund subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for classification as a Level 2 or Level 3 investment. For example, the Fund reviews pricing methodologies provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs. Some additional factors considered include the number of prices obtained as well as an assessment as to their quality. Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Fund were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the unrealized gains or losses reflected herein.

PLAN OF DISTRIBUTION

General

We are offering a maximum of $                in Common Shares pursuant to this prospectus on a “best efforts” basis through                (the “intermediary manager”), a registered broker-dealer affiliated with our investment adviser. Because this is a “best efforts” offering, the intermediary manager must only use its best efforts to sell the shares, which means that no underwriter, broker or other person will be obligated to purchase any shares. The intermediary manager is headquartered at                                . We are offering a minimum of $                . See “—Escrow Arrangement.”

The shares are being offered on a “best efforts” basis, which means generally that the intermediary manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. The Fund intends that the Common Shares offered pursuant to this prospectus will not be listed on any national securities exchange, and neither the intermediary manager nor the participating brokers intend to act as market-makers with respect to our Common Shares. Because no public market is expected for the shares, stockholders will likely have limited ability to sell their shares until there is a liquidity event for the Fund.

We have submitted an application to the SEC for an exemptive order to permit us to offer multiple classes of our Common Shares. Until an exemptive order satisfactory to us and the SEC is granted, we will only offer Class I shares and will not issue Class S or Class D shares. There can be no assurance the SEC will grant us such relief that is acceptable to us and the SEC.

Subject to the receipt of exemptive relief from the SEC, we intend to offer to the public three classes of Common Shares: Class S shares, Class D shares and Class I shares. We intend to offer to sell any combination of share classes with a dollar value up to the maximum offering amount. All investors must meet the suitability standards discussed in the section of this prospectus entitled “Suitability Standards.” The share classes have different ongoing stockholder servicing and/or distribution fees.

Class S shares are available through brokerage and transactional-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and directors and their immediate family members, as well as officers and employees of our investment adviser or Crescent or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S shares or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged for a number of Class I shares with an equivalent NAV. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. The minimum initial investment for Class I shares is $                , unless waived by the intermediary manager. If you are eligible to purchase all three classes of shares, then in most cases you should purchase Class I shares because participating brokers will not charge brokerage commissions on Class I shares and Class I shares have no stockholder servicing or distribution fees, which will reduce the NAV or distributions of the other share classes. However, Class I shares will not receive stockholder services. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase. Neither the intermediary manager nor its affiliates will directly or indirectly compensate any person engaged as an investment adviser or bank trust department by a potential investor as an inducement for such investment adviser or bank trust department to advise favorably for an investment in us.

The number of shares we have registered pursuant to the registration statement of which this prospectus forms a part is the number that we reasonably expect to be offered and sold within two years from the initial effective date of the registration statement. Under applicable SEC rules, we may extend this offering one additional year if all of the shares we have registered are not yet sold within two years. With the filing of a registration statement for a subsequent offering, we may also be able to extend this offering beyond three years until the follow-on registration statement is declared effective. Pursuant to this prospectus, we are offering to the public all of the shares that we have registered. Although we have registered a fixed dollar amount of our Common Shares, we intend effectively to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement.

This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time and to extend our offering term to the extent permissible under applicable law.

Purchase Price

During the escrow period, the per share purchase price for the class of share being purchased will be $                . After the close of the escrow period, shares will be sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because stockholder servicing and/or distribution fees differ with respect to each class.

Escrow Arrangement

We will take purchase orders and hold investors’ funds in an interest-bearing escrow account until we receive purchase orders for at least $                (including funds we may raise through one or more private placements of our Common Shares but excluding shares purchased by our investment adviser, its affiliates and our directors and officers), and our Board has authorized the release of the escrowed purchase order proceeds to us so that we can commence operations. Even if we receive purchase orders for $                million, our Board may elect to wait a substantial amount of time before authorizing, or may elect not to authorize, the release of the escrowed proceeds. If we do not raise the minimum amount and commence operations by                , 2024 (one year following the effective date of the registration statement of which this prospectus is a part), this offering will be terminated and our escrow agent will promptly send you a full refund of your investment with interest and without deduction for escrow expenses. Notwithstanding the foregoing, upon written request to us or the intermediary manager, you may elect to withdraw your purchase order and request a full refund of your investment with interest and without deduction for escrow expenses at any time before the escrowed funds are released to us. If we break escrow for the Common Shares sold in this offering and commence operations, interest earned on funds in escrow will be released to our account and constitute part of our net assets. Our escrow agent is                .

Underwriting Compensation

We entered into an intermediary manager agreement (the “Intermediary Manager Agreement”) with the intermediary manager, pursuant to which the intermediary manager agreed to, among other things, manage our relationships with third-party brokers engaged by the intermediary manager to participate in the distribution of Common Shares, which we refer to as “participating brokers,” and financial advisors. The intermediary manager also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our shares.

Upfront Sales Loads

Class S shares, Class D shares and Class I shares. No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares. However, if you buy Class S shares or Class D shares through certain selling agents, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a     % cap on NAV for Class D shares and     % cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares.

Stockholder Servicing and/or Distribution Fees—Class S shares, Class D shares and Class I shares

The following table shows the stockholder servicing and/or distribution fees we pay the intermediary manager with respect to the Class S shares, Class D shares and Class I shares on an annualized basis as a percentage of our NAV for such class. The stockholder servicing and/or distribution fees will be paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.

Stockholder Servicing and/or Distribution Fee as a % of NAV
Class S shares		%
Class D shares		%
Class I shares		%

Subject to FINRA and other limitations on underwriting compensation described in “—Limitations on Underwriting Compensation” below, we will pay a stockholder servicing and/or distribution fee equal to     % per annum of the aggregate NAV for the Class S shares and a stockholder servicing fee equal to     % per annum of the aggregate NAV for the Class D shares, in each case, payable monthly.

The stockholder servicing and/or distribution fees will be paid monthly in arrears. The intermediary manager will reallow (pay) all or a portion of the stockholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing stockholder services performed by such brokers. Because the stockholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under our distribution reinvestment plan.

Eligibility to receive the stockholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S shares or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. The stockholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase. Because the stockholder servicing and/or distribution fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of a stockholder’s investment and may cost the stockholder more than paying other types of sales charges.

Other Compensation

We or our investment adviser may also pay directly, or reimburse the intermediary manager if the intermediary manager pays on our behalf, any organization and offering expenses (other than any upfront selling commissions and stockholder servicing and/or distribution fees).

Limitations on Underwriting Compensation

We will cease paying the stockholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the stockholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

This offering is being made in compliance with FINRA Rule 2310. Under the rules of FINRA, all items of underwriting compensation, including any upfront selling commissions, intermediary manager fees, reimbursement fees for bona fide due diligence expenses, training and education expenses, non-transaction based compensation paid to registered persons associated with the intermediary manager in connection with the wholesaling of our offering and all other forms of underwriting compensation, will not exceed 10% of the gross offering proceeds (excluding shares purchased through our distribution reinvestment plan).

Term of the Intermediary Manager Agreement

Either party may terminate the Intermediary Manager Agreement upon 60 days’ written notice to the other party or immediately upon notice to the other party in the event such other party failed to comply with a material provision of the Intermediary Manager Agreement. Our obligations under the Intermediary Manager Agreement to pay the stockholder servicing and/or distribution fees with respect to the Class S shares and Class D shares distributed in this offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I shares, as described above).

Indemnification

To the extent permitted by law and our charter, we will indemnify the participating brokers and the intermediary manager against some civil liabilities, including certain liabilities under the Securities Act, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this prospectus or the registration statement of which this prospectus is a part, blue sky applications or approved sales literature.

Supplemental Sales Material

In addition to this prospectus, we will use sales material in connection with the offering of shares, although only when accompanied by or preceded by the delivery of this prospectus. Some or all of the sales material may not be available in certain jurisdictions. This sales material may include information relating to this offering, the past performance of our investment adviser and its affiliates, and articles and publications concerning private credit. In addition, the sales material may contain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares only by means of this prospectus. Although the information contained in the sales material will not conflict with any of the information contained in this prospectus, the sales material does not purport to be complete and should not be considered as a part of this prospectus or the registration statement of which this prospectus is a part, or as incorporated by reference in this prospectus or the registration statement, or as forming the basis of the offering of the Common Shares.

Share Distribution Channels and Special Discounts

We expect our intermediary manager to use multiple distribution channels to sell our shares. These channels may charge different brokerage fees for purchases of our shares. Our intermediary manager is expected to engage participating brokers in connection with the sale of the shares of this offering in accordance with participating broker agreements.

Notice to Prospective Investors in the Cayman Islands

This is not an offer to the public in the Cayman Islands to subscribe for interests, and applications originating from the Cayman Islands will only be accepted from Cayman Islands exempted companies, trusts registered as exempted in the Cayman Islands, Cayman Islands exempted limited partnerships, or companies incorporated in other jurisdictions and registered as foreign corporations in the Cayman Islands or limited partnerships formed in other jurisdictions and registered as foreign limited partnerships in the Cayman Islands.

HOW TO SUBSCRIBE

You may buy or request that we repurchase Common Shares through your financial advisor, a participating broker or other financial intermediary that has a selling agreement with the intermediary manager. Because an investment in our Common Shares involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Due to the illiquid nature of investments in originated loans, our Common Shares are only suitable as a long-term investment. Because there is no public market for our Common Shares, stockholders may have difficulty selling their shares if we choose to repurchase only some, or even none, of the shares in a particular quarter, or if our Board modifies, suspends or terminates the share repurchase program.

Investors who meet the suitability standards described herein may purchase Common Shares. See “Suitability Standards” in this prospectus. Investors seeking to purchase Common Shares must proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus.

•

Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A. Subscription agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved by the intermediary manager. Should you execute the subscription agreement electronically, your electronic signature, whether digital or encrypted, included in the subscription agreement is intended to authenticate the subscription agreement and to have the same force and effect as a manual signature.

•

Deliver a check, submit a wire transfer, instruct your broker to make payment from your brokerage account or otherwise deliver funds for the full purchase price of the Common Shares being subscribed for along with the completed subscription agreement to the participating broker. During the escrow period, checks should be made payable, or wire transfers directed, to “                , as Escrow Agent for Crescent Private Credit Income Corp.” After the escrow period, checks should be made payable, or wire transfers directed, to “Crescent Private Credit Income Corp.” For Class S shares and Class D shares, after you have satisfied the applicable minimum purchase requirement of $                , additional purchases must be in increments of $                . For Class I shares, after you have satisfied the applicable minimum purchase requirement of $                , additional purchases must be in increments of $                , unless such minimums are waived by the intermediary manager. The minimum subsequent investment does not apply to purchases made under our distribution reinvestment plan.

•

By executing the subscription agreement and paying the total purchase price for the Common Shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms. Certain participating brokers may require additional documentation.

A sale of the shares to a subscriber may not be completed until at least five business days after the subscriber receives our final prospectus. Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order, including satisfying any additional requirements imposed by the subscriber’s broker, and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month (unless waived by the intermediary manager). During the escrow period, the per share purchase price for our Common Shares will be $                .

For example, if you wish to subscribe for Common Shares in October, your subscription request must be received in good order at least five business days before November 1. Notice of each share transaction will be furnished to stockholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV as of October 31 is determined and credited to the stockholder’s account, together with information relevant for personal and tax records. While a stockholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of shares will be available generally within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that NAV and each stockholder’s purchase will be determined and shares are credited to the stockholder’s account as of the effective date of the share purchase. In this example, if accepted, your subscription would be effective on the first calendar day of November.

If for any reason we reject the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described below, we will return the subscription agreement and the related funds, without interest or deduction, within ten business days after such rejection, cancellation or withdrawal.

Common Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees we have incurred.

You have the option of placing a transfer on death (“TOD”) designation on your Common Shares purchased in this offering. A TOD designation transfers the ownership of the shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right to survivorship of the shares. If you would like to place a TOD designation on your Common Shares, you must check the TOD box on the subscription agreement and you must complete and return a TOD form, which you may obtain from your financial advisor, in order to effect the designation.

Purchase Price

During the escrow period, the per share purchase price for the class of share being purchased will be $                . After the close of the escrow period, shares will be sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because stockholder servicing and/or distribution fees differ with respect to each class.

If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that you purchase in our primary offering will be automatically invested in additional shares of the same class. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable.

We will generally adhere to the following procedures relating to purchases of Common Shares in this continuous offering:

•

On each business day, our transfer agent will collect purchase orders. Notwithstanding the submission of an initial purchase order, we can reject purchase orders for any reason, even if a prospective investor meets the minimum suitability requirements outlined in our prospectus. Investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month. If a purchase order is received less than five business days prior to the first day of the month, unless waived by the intermediary manager, the purchase order will be executed in the next month’s closing at the transaction price applicable to that month. As a result of this process, the price per share at which your order is executed may be different than the price per share for the month in which you submitted your purchase order.

•

Generally, within 20 business days after the first calendar day of each month, we will determine our NAV per share for each share class as of the last calendar day of the immediately preceding month, which will be the purchase price for shares purchased with that effective date.

•	Completed subscription requests will not be accepted by us before two business days before the first calendar day of each month.

•

Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted as described in the previous sentence. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line,                .

•

You will receive a confirmation statement of each new transaction in your account as soon as practicable but generally not later than seven business days after the stockholder transactions are settled when the applicable NAV per share is determined. The confirmation statement will include information on how to obtain information we have filed with the SEC and made publicly available on our website, www.                .com, including supplements to the prospectus.

Our NAV may vary significantly from one month to the next. Through our website, you will have information about the most recently available NAV per share. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

In contrast to securities traded on an exchange or over-the-counter, where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, our NAV will be calculated once monthly using our valuation methodology, and the price at which we sell new shares and repurchase outstanding shares will not change depending on the level of demand by investors or the volume of requests for repurchases.

SHARE REPURCHASE PROGRAM

We do not intend to list our Common Shares on a securities exchange and we do not expect there to be a public market for our Common Shares. As a result, if you purchase our Common Shares, your ability to sell your shares will be limited.

Beginning no later than the first full calendar quarter from the date on which we break escrow for the Common Shares sold in this offering, and at the sole discretion of our Board, we intend to commence a share repurchase program in which we intend to repurchase, in each quarter, up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. Our Board may amend, suspend or terminate the share repurchase program if it deems such action to be in our best interests. As a result, share repurchases may not be available each quarter. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the Investment Company Act. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under our share repurchase plan, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers on or around the last business day of that quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that the Fund deducts 2% from such NAV for shares that have not been outstanding for at least one year. We refer to this as the Early Redemption Date. The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining common stockholders.

You may tender all of the Common Shares that you own. There is no repurchase priority for a stockholder under the circumstances of death or disability of such stockholder.

In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase plan, as applicable. We will have no obligation to repurchase shares, including if the repurchase would violate the restrictions on distributions under federal law or Maryland law. The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.

We will offer to repurchase shares on such terms as may be determined by our Board in its complete and absolute discretion unless, in the judgment of our independent directors, such repurchases would not be in our best interests or would violate applicable law. There is no assurance that our board will exercise its discretion to offer to repurchase shares or that there will be sufficient funds available to accommodate all of our common stockholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your Common Shares that you have requested to be repurchased, or we determine not to make repurchases of our Common Shares, you will likely not be able to dispose of your Common Shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the Investment Company Act. Stockholders will not pay a fee to us in connection with our repurchase of shares under the share repurchase program.

The Fund will repurchase shares from stockholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all stockholders. When the Board determines that the Fund will repurchase shares, notice will be provided to stockholders describing the terms of the offer, containing information stockholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Stockholders deciding whether to tender their shares during the period that a repurchase offer is open may obtain the Fund’s most recent NAV per share on our website at: www.                .com. However, our repurchase offers will generally use the NAV on or around the last business day of a calendar quarter, which will not be available until after the expiration of the applicable tender offer, so you will not know the exact price of shares in the tender offer when you make your decision whether to tender your Common Shares. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Repurchases of shares from stockholders by the Fund will be paid in cash promptly after the determination of the relevant NAV per share is finalized. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of shares from stockholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of shares. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the company as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our Common Shares is in the best interests of the Fund and its common stockholders as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all.

In the event that any common stockholder fails to maintain the minimum balance of $                of our Common Shares, we may repurchase all of the shares held by that common stockholder at the repurchase price in effect on the date we determine that the common stockholder has failed to meet the minimum balance, less any Early Repurchase Deduction. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in our NAV. Minimum account repurchases are subject to Early Repurchase Deduction.

Payment for repurchased shares may require us to liquidate portfolio holdings earlier than our investment adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our investment adviser intends to take measures, subject to policies as may be established by our Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash distributions declared by the Board on behalf of our common stockholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board authorizes, and we declare, a cash distribution or other distribution, then our common stockholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash distribution or other distribution. Distributions on fractional shares will be credited to each participating stockholder’s account to three decimal places.

No action is required on the part of a registered stockholder to have his, her or its cash distribution or other distribution reinvested in our shares, except stockholders in certain states. Stockholders can elect to “opt out” of the Fund’s distribution reinvestment plan in their subscription agreements (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, Ohio, Oklahoma, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan). Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, Ohio, Oklahoma, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares.

If any common stockholder initially elects not to participate, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Fund or                (the “Plan administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Shares will be purchased under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.

If a stockholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received in writing by the Plan administrator no later than the record date fixed by the Board for distribution to stockholders to be effective for such distribution. Any transfer of shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred shares. If a participant elects to tender its Common Shares in full and such full tender is accepted by the Fund, such stockholder’s participation in the Plan will be automatically terminated as of the expiration of the applicable tender offer and any distributions due to such stockholder on or after such date will be paid in cash on the scheduled distribution payment date.

If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or intermediary manager fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan administrator fees under the distribution reinvestment plan. If your shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.

The reinvestment of distributions does not relieve a participant in the distribution reinvestment plan of any income tax liability that may be payable on the distributions. Please see “Certain Material U.S. Federal Income Tax Considerations—Taxation of U.S. Stockholders—Distributions of Our Common Shares” for information regarding the potential income tax liability of participating in the distribution reinvestment plan. Additionally, distributions reinvested in Common Shares increase the Fund’s gross assets on which the base management fee and inventive fee are payable to the investment adviser.

Any purchases of our Common Shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.

The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the Common Shares offered pursuant to this prospectus.

See our Distribution Reinvestment Plan, which is filed as an exhibit to our registration statement for this offering, for more information.

PERPETUAL-LIFE BDC

We intend to operate as a perpetual-life BDC. We use the term “perpetual-life BDC” to describe a BDC of indefinite duration that does not intend to complete a liquidity event within any specific time period, if at all, and whose shares of common stock are intended to be sold by the BDC monthly on a continuous basis at prices generally equal to the BDC’s monthly net asset value per share for the applicable class of common stock. As a perpetual-life BDC, our Board does not expect to complete a liquidity event within any specific time period, if at all. A liquidity event could include a merger or another transaction approved by our Board in which stockholders will receive cash or shares of a publicly traded company, or a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation and distribution of cash to our common stockholders. A liquidity event also may include a sale, merger or rollover transaction with one or more affiliated investment companies managed by our investment adviser. A liquidity event involving a merger or sale of all or substantially all of our assets would require the approval of our common stockholders in accordance with our charter. We do not intend to list our Common Shares on a national securities exchange.

While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time. Upon the occurrence of a liquidity event, if any, the ongoing servicing fee will terminate.

Our share repurchase program, if implemented, may provide a limited opportunity for you to have your shares of Common Shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of the share repurchase program.

REGULATION

The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.

We have elected to be regulated as a BDC under the Investment Company Act and intend to elect to be treated as a RIC under the Code. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. The Investment Company Act contains prohibitions and restrictions relating to certain transactions between BDCs and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Among other things, we generally cannot co-invest in any portfolio company in which a fund managed by Crescent or any of its downstream affiliates (other than us and our downstream affiliates) is also co-investing. Our investment adviser has received the Co-Investment Exemptive Order from the SEC that permits us and other BDCs and registered closed-end management investment companies managed by Crescent to co-invest in portfolio companies with each other and with affiliated investment funds. Co-investments made under the Co-Investment Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment transaction. See “—Co-Investment Exemptive Order” for more information.

The Investment Company Act contains certain restrictions on certain types of investments we may make. Specifically, we may only invest up to 30% of our portfolio in entities that are not considered “eligible portfolio companies” (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

The Investment Company Act also requires that a majority of our directors be persons other than “interested persons,” as that term is defined in Section 2(a)(19) of the Investment Company Act, referred to herein as “independent directors.” In addition, the Investment Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless that change is approved by holders of at least a majority of our outstanding voting securities. Under the Investment Company Act, the vote of holders of at least a “majority of outstanding voting securities” means the vote of the holders of the lesser of: (a) 67% or more of our outstanding Common Shares present at a meeting or represented by proxy if holders of more than 50% of our Common Shares are present or represented by proxy or (b) more than 50% of our outstanding Common Shares.

Under the Investment Company Act, we are not generally able to issue and sell our Common Shares at a price below net asset value per share. We may, however, sell our Common Shares, or warrants, options or rights to acquire our Common Shares, at a price below the current net asset value per Common Share if we comply with the provisions of Section 63(2) of the Investment Company Act, including the requirements that our Board determines that such sale is in our best interests and the best interests of our common stockholders, and our common stockholders approve such sale.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies. We may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. We may purchase or otherwise receive warrants or options to purchase the common stock of our portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances.

We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate unless certain conditions are met. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our common stockholders to additional expenses.

We may be allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as “senior securities,” such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 150% (or 200% if certain requirements under the Investment Company Act are not met) immediately after such borrowing (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). In addition, while certain types of indebtedness and senior securities remain outstanding, we may be required to make provisions to prohibit distributions to our common stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we may, raise additional capital.”

Qualifying Assets

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) below. Thus, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions):

(a)

is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer that:

(i)	is organized under the laws of, and has its principal place of business in, the United States;

(ii)

is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

(iii)	does not have any class of securities listed on a national securities exchange;

(b)	is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if:

(i)

at the time of the purchase, we own at least 50% of the (x) greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities; and (y) the greatest amount of debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company; and

(ii)	we are one of the 20 largest holders of record of such issuer’s outstanding voting securities; or

(c)

is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if the aggregate market value of such company’s outstanding voting and non-voting common equity is less than $250 million.

(2)	Securities of any eligible portfolio company that we control.

(3)

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

BDCs generally must offer to make available to the issuer of portfolio securities significant managerial assistance, by either offering, and providing if accepted, significant guidance and counsel concerning the management operations or business objectives of the portfolio company or by exercising a controlling influence over the management or policies of a portfolio company, except in circumstances where either (i) the BDC does not treat such issuer of securities as an eligible portfolio company, or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as “temporary investments,” so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the Diversification Tests in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Indebtedness and Senior Securities

We may be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our Common Shares if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 150% (or 200% if certain requirements under the Investment Company Act are not met)

immediately after each such issuance (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). In addition, while certain types of indebtedness and senior securities remain outstanding, we may be required to make provisions to prohibit distributions to our common stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we may, raise additional capital.”

Code of Ethics

We and our investment adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of the code of ethics, see “Available Information” below.

Co-Investment Exemptive Order

We rely on the Co-Investment Exemptive Order that has been granted by the SEC to our investment adviser that permits us and other BDCs and registered closed-end management investment companies managed by Crescent to co-invest in portfolio companies with each other and with affiliated investment funds. Co-investments made under the Co-Investment Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment transaction. We may also otherwise co-invest with funds managed by Crescent or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures.

Proxy Voting Policies and Procedures

SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, we invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we delegate the exercise of such rights to our investment adviser. Our investment adviser’s proxy voting policies and procedures are summarized below:

In determining how to vote, officers of our investment adviser consult with each other and other investment professionals of Crescent, taking into account our and our investors’ interests as well as any potential conflicts of interest. Our investment adviser consults with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of our independent directors or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

An officer of our investment adviser keeps a written record of how all such proxies are voted. Our investment adviser retains records of (a) proxy voting policies and procedures, (b) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (c) all votes cast, (d) investor requests for voting information and (e) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Our investment adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser votes our proxies in accordance with these guidelines unless: (a) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (b) the subject matter of the vote is not covered by these guidelines, (c) a material conflict of interest is present or (d) our investment adviser finds it necessary to vote contrary to its general guidelines to maximize stockholder value or the best interests of Crescent Private Credit Income Corp. In reviewing proxy issues, our investment adviser generally uses the following guidelines:

Elections of Directors: In general, our investment adviser will vote proxies in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. Our investment adviser may withhold votes for directors when it (a) believes a direct conflict of interest exists between the interests of the director and the stockholders, (b) concludes that the actions of the director are unlawful, unethical or negligent or (c) believes the board is entrenched in or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in a portfolio company’s charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

Proposals Affecting Stockholder Rights: We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.

Corporate Governance: We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

Anti-Takeover Measures: Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on stockholder value dilution.

Stock Splits: Our investment adviser will generally vote with management on stock split matters.

Limited Liability of Directors: Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities free of charge by making a written request for proxy voting information to our Investor Relations Department at Crescent Private Credit Income Corp.,                , by calling us at                or on the SEC’s website at www.sec.gov.

Privacy Principles

We endeavor to maintain the privacy of our recordholders and to safeguard their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about recordholders of our Common Shares, although certain of our recordholders’ non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•	information we receive from recordholders, whether we receive it orally, in writing or electronically. This includes recordholders’ communications to us concerning their investment;

•	information about recordholders’ transactions and history with us; and

•	other general information that we may obtain about recordholders, such as demographic and contact information such as address.

We disclose non-public personal information about recordholders:

•	to our affiliates (such as our investment adviser and administrator) and their employees for everyday business purposes;

•

to our service providers (such as our accountants, attorneys, custodians, transfer agent, underwriters and proxy solicitors) and their employees, as is necessary to service recordholder accounts or otherwise provide the applicable service;

•	to comply with court orders, subpoenas, lawful discovery requests or other legal or regulatory requirements; or

•	as allowed or required by applicable law or regulation.

When we share non-public recordholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our recordholders’ privacy. We do not permit use of recordholder information for any non-business or marketing purpose, nor do we permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

Our service providers, such as our investment adviser, administrator and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect recordholder non-public personal information, to prevent unauthorized access or use and to dispose of such information when it is no longer required.

Personnel of affiliates may access recordholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a recordholder’s account or comply with legal requirements.

If a recordholder ceases to be a recordholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify recordholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer non-public personal information of holders of our securities to the new party in control or the party acquiring assets.

Other

We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the Investment Company Act. We are periodically examined by the SEC for compliance with the Investment Company Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our common stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Our internet address is www.                .com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Compliance with the Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations relating to the acquisition, ownership, and disposition of our Common Shares and our qualification and taxation as a RIC for U.S. federal income tax purposes. This discussion does not purport to be a complete description of all of the tax considerations relating thereto. In particular, we have not described certain considerations that may be relevant to certain types of stockholders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, stockholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, a person that holds our Common Shares as part of a straddle or a hedging or conversion transaction, real estate investment trusts (“REITs”), RICs, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations,” and passive foreign investment companies (“PFICs”). This summary is limited to stockholders that hold our Common Shares as capital assets (within the meaning of the Code), and does not address owners of a stockholder. This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding the offerings pursuant to this prospectus or pursuant to the accompanying prospectus supplement unless expressly stated therein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invest in tax-exempt securities or certain other investment assets. It also does not discuss the tax aspects of Common Shares sold in units with the other securities being registered.

A “U.S. stockholder” is a beneficial owner of our Common Shares that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•

a trust if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. stockholder” is a beneficial owner of our Common Shares that is not a U.S. stockholder or an entity that is treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our Common Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold our Common Shares should consult its tax advisors with respect to the purchase, ownership and disposition of our Common Shares.

An investment in our Common Shares is complex, and certain aspects of the U.S. tax treatment of such investment are not certain. Tax matters are very complicated and the tax consequences to an investor of an investment in our Common Shares will depend on the facts of his, her or its particular situation. We strongly encourage investors to consult their tax advisors regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of our Common Shares, as well as the effect of any state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

As a BDC, we have elected to be treated and intend to operate in a manner so as to continuously qualify annually as a RIC under the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on our net ordinary income or capital gains that we timely distribute (or are deemed to distribute) to our common stockholders as dividends. Instead, dividends we distribute (or are deemed to timely distribute) generally will be taxable to stockholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to stockholders. We will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To continue to qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, we must distribute to our common stockholders, for each taxable year at least 90% of our “investment company taxable income,” as defined by the Code (the “Annual Distribution Requirement”). See “Risk Factors—Risks Relating to Our Business—We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC” and “We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income” in our most recent Annual Report on Form 10-K.

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short-term capital loss) that we timely distribute (or are deemed to timely distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or capital gains not distributed (or deemed distributed) to our common stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for each calendar year and (3) any income realized, but not distributed, in preceding years (to the extent that U.S. federal income tax was not imposed on such amounts) less certain over-distributions in the prior year (collectively, the “Excise Tax Requirement”). We can be expected to pay such excise tax on a portion of our income.

Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests (as defined below). If we dispose of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

To qualify as a RIC for U.S. federal income tax purposes, we generally must, among other things:

•	qualify to be treated as a BDC at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income derived with respect to our business of investing in such stock, securities or foreign currencies, or (b) net income derived from an interest in a “qualified publicly traded partnership” or “QPTP” (collectively, the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities that, with respect to any issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of that issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under the Code, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

We may invest in partnerships, including QPTPs, which may result in our being subject to state, local or foreign income, franchise or other tax liabilities. For the purpose of determining whether the Fund satisfies the 90% Income Test and the Diversification Tests described above, the character of our distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are treated as disregarded as separate from us for U.S. federal income tax purposes, generally will be determined as if we realized these tax items directly. Further, for purposes of calculating the value of our investment in the securities of an issuer for purposes of determining the 25% requirement described above, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of our “controlled group” must be aggregated with our investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with us if (a) at least 80% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) we directly own at least 80% or more of the combined voting stock of at least one of the other corporations.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given taxable year exceed our investment company taxable income, we may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Any underwriting fees paid to us are not deductible. Due to these limits on deductibility of expenses and net capital losses, we may for U.S. federal income tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our common stockholders even if such taxable income is greater than the net income we actually earn during those taxable years.

We may be required to recognize taxable income for U.S. federal income tax purposes in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, or “OID” (such as debt investments with payment-in-kind, or “PIK,” interest or, in certain cases, that have increasing interest rates or that are issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the taxable year of accrual, we may be required to make a distribution to our common stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Requirement, even though we will not have received any corresponding cash amount. In order to enable us to make distributions to stockholders that will be sufficient to enable us to satisfy the Annual Distribution Requirement and the Excise Tax Requirement we may need to liquidate or sell some of our assets at times or at prices that are not advantageous, raise additional equity or debt capital, take out loans, forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we are generally not permitted to make distributions to our common stockholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax on undistributed income.

A portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, cause us to recognize taxable income without a corresponding receipt of cash, which could affect our ability to satisfy the Annual Distribution Requirement or the Excise Tax Requirement, or result in unusable capital losses and future non-cash income. Any such reorganization could also result in our receiving assets that give rise to non-qualifying income for purposes of the 90% Income Test.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (e) adversely alter the characterization of certain complex financial transactions, (f) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (g) cause us to recognize income or gain without receipt of a corresponding cash payment, and (h) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections that are intended to maintain our status as a RIC and mitigate the effects of these provisions; however, no assurance can be given that we will be eligible for any such tax elections or that any elections we make will fully mitigate the effects of these provisions.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or gain from the disposition of, such shares, even if such income is distributed as a taxable dividend by us to our common stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we may elect to mark-to-market at the end of each taxable year our shares in such PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control, and we are subject to restrictions that may limit the availability or benefit of these elections. Under either election, we may be required to recognize in any year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Requirement.

Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Some of the income and fees that we may recognize, such as, but not limited to, management fees, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test. In order to manage the risk that such income and fees might disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. Although we expect that recognizing such income through such corporations will assist us in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and we were otherwise unable to mitigate this effect, it could result in our disqualification as a RIC. If, as we expect, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

We are limited in our ability to deduct expenses in excess of our investment company taxable income. If our expenses in a given year exceed our investment company taxable income, we will have a net operating loss for that year. However, we are not permitted to carry forward our net operating losses to subsequent years, so these net operating losses generally will not pass through to our common stockholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. As a RIC, we may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset our investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, our deduction of net business interest expense is generally limited to 30% of our “adjusted taxable income” plus “floor plan financing interest expense.”

Failure to Qualify as a RIC

If we fail to satisfy the 90% Income Test for any taxable year or the Diversification Tests for any quarter of the taxable year, we may still continue to be taxed as a RIC for the relevant taxable year if we are eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.

If we were to fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we would be required to pay corporate-level tax on the unrealized appreciation recognized during the succeeding five-year period unless we make a special election to recognize gain to the extent of any unrealized appreciation in our assets at the time of requalification.

If we are unable to qualify for treatment as a RIC, and relief is not available as discussed above, we would be subject to tax on all of our taxable income at the regular corporate U.S. federal income tax rate (and we also would be subject to any applicable state and local taxes). We would not be able to deduct distributions to stockholders and would not be required to make distributions for U.S. federal income tax purposes. Distributions generally would be taxable to our common stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis in our Common Shares, and any remaining distributions would be treated as capital gains. If we fail to qualify as a RIC, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five taxable years.

Although we expect to operate in a manner so as to qualify continuously as a RIC, we or our investment adviser may decide in the future that we should be taxed as a C corporation, even if we would otherwise qualify as a RIC, if we determine that treatment as a C corporation for a particular year would be in our best interest.

The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. Stockholders

The following summary generally describes certain material U.S. federal income tax consequences of an investment in our Common Shares beneficially owned by U.S. stockholders (as defined above). If you are not a U.S. stockholder, this section does not apply to you.

Whether an investment in our Common Shares is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in our Common Shares by a U.S. stockholder may have adverse tax consequences. U.S. stockholders should consult their own tax advisors about the U.S. tax consequences of investing in our Common Shares.

Distributions on Our Common Shares

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions (“qualified dividends”) generally are taxable to U.S. stockholders at the preferential rates applicable to long-term capital gains. A portion of our ordinary dividends, but not capital gain dividends, paid to U.S. corporate stockholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that we have received dividends from certain corporations during the taxable year. However, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to qualified dividends or the dividends-received deduction available to corporations under the Code. A corporate U.S. stockholder may be required to reduce its basis in our Common Shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. stockholders should consult their own tax advisors in determining the application of these rules in their particular circumstances. Distributions of our investment company taxable income will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our Common Shares.

Distributions of our net capital gain properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (which, under current law, are taxed at preferential rates) in the case of individuals, trusts or estates. This is true, regardless of the U.S. stockholder’s holding period of our Common

Shares and regardless of whether the dividend is paid in cash or reinvested in additional Common Shares. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s Common Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to such U.S. stockholder. We may make distributions in excess of our earnings and profits. As a result, a U.S. stockholder will need to consider the effect of our distributions on such U.S. stockholder’s adjusted tax basis in our Common Shares in their individual circumstances.

Although we currently intend to distribute our net capital gain for each taxable year on a timely basis, we may in the future decide to retain some or all of our net capital gain, and may designate the retained amount as a “deemed dividend.” In that case, among other consequences: we will pay U.S. federal corporate income tax on the retained amount; each U.S. stockholder will be required to include their pro rata share of the deemed distribution in income as if it had been actually distributed to them; and the U.S. stockholder will be entitled to claim a credit equal to their pro rata share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s adjusted tax basis in our Common Shares.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, a U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by a U.S. stockholders on December 31 of the year in which the dividend was declared.

We have the ability to declare a large portion of a dividend in shares of our Common Shares. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a U.S. stockholder will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash distribution, even if most of the dividend was paid in shares of our Common Shares. If stockholders purchase our Common Shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and such U.S. stockholder will be subject to tax on the distribution even though it economically represents a return of his, her or its investment.

Distributions out of our current and accumulated earnings and profits will not be eligible for the 20% pass through deduction under Section 199A of the Code, although qualified REIT dividends earned by us may qualify for the 20% pass through deduction under Section 199A deduction.

Until and unless we are treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (1) our Common Shares collectively being held by at least 500 persons at all times during a taxable year, (2) our Common Shares being treated as regularly traded on an established securities market for any taxable year, or (3) our Common Shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act), for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (a) our earnings will be computed without taking into account such U.S. stockholders’ allocable shares of the management and incentive fees paid to our investment adviser and certain of our other expenses, (b) each such U.S. stockholder will be treated as having received or accrued a dividend from us in the amount of such U.S. stockholder’s allocable share of these fees and expenses for such taxable year, (c) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder’s allocable share of these fees and expenses for the calendar year and (d) each such U.S. stockholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. stockholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code.

Sale or Other Disposition of Our Common Shares

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of such stockholder’s Common Shares. The amount of gain or loss will be measured by the difference between a U.S. stockholder’s adjusted tax basis in our Common Shares sold or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or other disposition generally will be treated as long-term capital gain or loss if a U.S. stockholder has held our Common Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of our Common Shares in which a U.S. stockholder has a holding period of six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our Common Shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. stockholders that are individuals, trusts or estates currently are taxed at preferential rates on their net capital gain. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. stockholders (including individuals) with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder (including an individual) in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC, to the Internal Revenue Service and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Information Reporting and Backup Withholding

We will send to each of our U.S. stockholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions to a U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder is subject to backup withholding. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Medicare Tax on Net Investment Income

Non-corporate U.S. stockholders generally are subject to a 3.8% Medicare surtax on their “net investment income,” the calculation of which includes interest income and OID, any taxable gain from the disposition of our

Common Shares and any distributions on our Common Shares (including the amount of any deemed distribution) to the extent such distribution is treated as a dividend or as capital gain (as described above under “Taxation of U.S. Stockholders—Distributions on Our Common Shares”). Non-corporate U.S. stockholders should consult their own tax advisors on the effect of acquiring, holding and disposing of our Common Shares, on the computation of “net investment income” in their individual circumstances.

Disclosure of Certain Recognized Losses.

Under U.S. Treasury regulations, if a U.S. stockholder recognizes a loss with respect to either our Common Shares of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year, such stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of certain “portfolio securities” in many cases are excepted from this reporting requirement, but under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

The following discussion applies only to persons that are non-U.S. stockholders. If you are not a non-U.S. stockholder, this discussion does not apply to you.

Whether an investment in our Common Shares is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. An investment in our Common Shares by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisors as to the tax consequences of acquiring, holding and disposing of our Common Shares before investing.

Distributions on, and Sale or Other Disposition of, Our Common Shares

Distributions of our investment company taxable income to non-U.S. stockholders will be subject to U.S. withholding tax at a rate of 30% (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from our current and accumulated earnings and profits unless an exception applies.

Actual or deemed distributions of our net capital gain to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our Common Shares, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. Non-U.S. stockholders of our Common Shares are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

In general, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non- U.S. stockholders to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. We expect that a portion of our dividends will qualify as interest-related dividends, although we cannot assure you the exact proportion that will so qualify.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the

non-U.S. stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

We have the ability to declare a large portion of a dividend in shares of our Common Shares. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even if most of the dividend is paid in shares of our Common Shares. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a non-U.S. stockholder.

Information Reporting and Backup Withholding

A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Withholding and Information Reporting on Financial Accounts

Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on our Common Shares to: (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements or is subject to an applicable “intergovernmental agreement.” If payment of this withholding tax is made, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules. Non-U.S. stockholders should consult their own tax advisers regarding the particular consequences to them of this legislation and guidance. We will not pay any additional amounts in respect of any amounts withheld.

Non-U.S. stockholders are urged to consult their tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and non-U.S. tax consequences, of an investment in our Common Shares.

Other Taxation

Stockholders may be subject to state, local and foreign taxes on their distributions from our Common Shares. Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in our Common Shares.

STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING

THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE

FUND, INCLUDING THE STATE, LOCAL AND NON-U.S. INCOME AND OTHER

TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF OUR COMMON SHARES.

RESTRICTIONS ON SHARE OWNERSHIP

Each prospective investor that is, or is acting on behalf of, any (i) ”employee benefit plan” (within the meaning of Section 3(3) of ERISA) subject to Title I of ERISA, (ii) ”plan” described in Section 4975(e)(1) of the Code, subject to Section 4975 of the Code (including for e.g., IRA and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to provisions under any Similar Laws, or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii), pursuant to ERISA or otherwise (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to herein as a “Plan”), must independently determine that our Common Shares are an appropriate investment, taking into account its obligations under ERISA, the Code and applicable Similar Laws.

In contemplating an investment in the Fund, each fiduciary of the Plan who is responsible for making such an investment should carefully consider, taking into account the facts and circumstances of the Plan, whether such investment is consistent with the applicable provisions of ERISA, the Code or any Similar Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, Section 4975 of the Code and any other applicable Similar Laws. Furthermore, absent an exemption, the fiduciaries of a Plan should not invest in the Fund with the assets of any Plan if our investment adviser or any of its affiliates is a fiduciary with respect to such assets of the Plan.

In contemplating an investment in the Fund, fiduciaries of Plans subject to Title I of ERISA or Section 4975 of the Code (a “Covered Plan”) should also carefully consider the definition of the term “plan assets” in ERISA and the Plan Asset Regulations. Under ERISA and the Plan Asset Regulations, when a Covered Plan invests in an equity interest of an entity that is neither a “publicly-offered security” (within the meaning of the Plan Asset Regulations) nor a security issued by an investment company registered under the Investment Company Act, the Covered Plan’s assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that the entity is an “operating company” or that equity participation in the entity by “benefit plan investors” (“Benefit Plan Investors”) is not “significant” (each within the meaning of the Plan Asset Regulations). The term “Benefit Plan Investor” is defined in the Plan Asset Regulations to include (a) any employee benefit plan (as defined in section 3(3) of ERISA) subject to the provisions of Title I of ERISA, (b) any plan described in section 4975(e)(1) of the Code subject to Section 4975 of the Code, and (c) any entity whose underlying assets include plan assets by reason of such an employee benefit plan’s or plan’s investment in the entity.

Under the Plan Asset Regulations, equity participation in an entity by Benefit Plan Investors is “significant” on any date if, immediately after the most recent acquisition of any equity interest in the entity, 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors. For purposes of this determination, the value of equity interests held by a person (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such assets (or any affiliate of such a person) is disregarded (each such person, a “Controlling Person”).

If the assets of the Fund were deemed to be “plan assets” under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, our investment adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Covered Plan any profit realized on the transaction and (ii) reimburse the Covered Plan for any losses suffered by the Covered Plan as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. Fiduciaries of a Covered Plan who decide to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or our investment adviser. With respect to an IRA that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status.

Accordingly, for so long as the shares of the Fund are not considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, the Fund intends to limit Benefit Plan Investors’ investments in each class of shares of the Fund to less than 25%, disregarding equity interests held by Controlling Persons, within the meaning of the Plan Asset Regulations. In this respect, in order to avoid the possibility that our assets could be treated as “plan assets,” within the meaning of the Plan Asset Regulations, we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor or a Controlling Person.

In addition, we have the power to (a) exclude any common stockholder or potential common stockholder from purchasing Common Shares; (b) prohibit any redemption of Common Shares; and (c) redeem some or all Common Shares held by any holder if, and to the extent that, our Board determines that there is a substantial likelihood that such holder’s purchase or ownership of Common Shares or the redemption of such holder’s Common Shares would result in (i) our assets to be characterized as “plan assets,” subject to the fiduciary responsibility or prohibited transaction provisions of ERISA, Section 4975 of the Code or any provisions of any Similar Laws or (ii) the Fund, our investment adviser or any affiliates thereof to be considered a fiduciary of any common stockholder for purposes of the fiduciary responsibility or prohibited transaction provisions of Title I of ERISA, Section 4975 of the Code or any applicable Similar Laws, and all Common Shares of the Fund shall be subject to such terms and conditions.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by                . The address of the custodian is                .                acts as the transfer agent, dividend paying agent and registrar for our Common Shares. The principal business address of                 .

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board, if any, our investment adviser will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                , located at                , is the independent registered public accounting firm of the Fund.

The audited financial statements of the Fund included in this prospectus have been so included in reliance on the reports of                , an independent registered public accounting firm whose reports thereon are included elsewhere in this prospectus, given on the authority of said firm as experts in auditing and accounting.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares have been passed upon for the Fund by Venable LLP, Baltimore, Maryland. Kirkland & Ellis LLP, Los Angeles, California and New York, New York, acts as counsel to the Fund.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at                , by sending an e-mail to us at                or on our website at www.                .com. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this document. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

INDEX TO FINANCIAL STATEMENT

CRESCENT PRIVATE CREDIT INCOME CORP.

[To come]

F-1

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT

[To Come]

CRESCENT PRIVATE CREDIT INCOME CORP.

Maximum Offering of $                in Common Shares

Minimum Offering of $

PRELIMINARY PROSPECTUS

You should rely only on the information contained in this prospectus. No dealer, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by Crescent Private Credit Income Corp. and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

                , 2023

PART C

Other Information

Item 25.	Financial Statements And Exhibits

(1)	Financial Statements

The following financial statements of Crescent Private Credit Income Corp. are included in Part A of this Registration Statement.

INDEX TO FINANCIAL STATEMENT

CRESCENT PRIVATE CREDIT INCOME CORP.

Page
Report of Independent Registered Public Accounting Firm	F-
Statement of Assets and Liabilities as of , 2022	F-
Notes to Financial Statement	F-

(2)	Exhibits

Exhibit Number	Description

(a)(1)	Articles of Incorporation of the Registrant*

(b)	Form of Bylaws of the Registrant*

(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A)+

(e)	Form of Distribution Reinvestment Plan+

(g)	Form of Investment Advisory and Management Agreement+

(h)(1)	Form of intermediary manager Agreement+

(h)(2)	Form of Selected Dealer Agreement (Included as Exhibit A to the Form of intermediary manager Agreement)+

(h)(3)	Form of Distribution and Stockholder Servicing Plan of the Registrant+

(j)	Form of Custodian Agreement+

(k)(1)	Form of Administration Agreement+

(k)(2)	Form of Escrow Agreement+

(k)(3)	Form of Agency Agreement+

(k)(4)	Form of Multi-Class Plan+

(k)(5)	Form of Expense Support and Conditional Reimbursement Agreement by and among the Registrant and Adviser+

(l)	Form of Opinion of Venable LLP+

(n)	Consent of Independent Registered Public Accounting Firm+

(p)	Subscription Agreement+

(r)(1)	Code of Ethics of the Fund+

(r)(2)	Code of Ethics of our investment adviser+

(s)	Calculation of Filing Fee Table*

(t)	Power of Attorney+

*	Filed herewith.
+	To be filed by amendment.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses Of Issuance And Distribution

SEC registration fee	$
FINRA filing fee	$
Legal	$
Printing	$
Accounting	$
Blue Sky Expenses	$
Advertising and sales literature	$
Due Diligence	$
Miscellaneous fees and expenses	$

Total	$

Item 28.	Persons Controlled By Or Under Common Control

Immediately prior to this offering, Crescent Cap NT Advisors, LLC, a Delaware limited liability company and our investment adviser, will own 100% of the outstanding shares of common stock of the Registrant. Following the completion of this offering, Crescent Cap NT Advisors, LLC’s share ownership is expected to represent less than 1% of the outstanding shares of the Registrant’s common stock. See “Control Persons and Principal Stockholders” in the Prospectus contained herein.

Item 29.	Number Of Holders Of Securities

The following table sets forth the number of record holders of the Registrant’s common stock at                , 2022.

Title of Class	Number of Record Holders
Class I common stock, $0.01 par value per share

Item 30.	Indemnification

The information contained under the heading “Description of Our Shares—Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses,” “Investment Advisory and Management Agreement and Administration Agreement” and “Plan of Distribution—Indemnification” in this Registration Statement is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Prior to breaking escrow, the Registrant expects to obtain liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

Item 31.	Business and Other Connections of Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which Crescent Cap NT Advisors, LLC, and each managing director, director or executive officer of Crescent Cap NT Advisors, LLC, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management of the Fund.” Additional information regarding Crescent Cap NT Advisors, LLC and its officers and managing member is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-                ), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

the Registrant;

the transfer agent;

the Custodian;

our investment adviser; and

our administrator.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

We hereby undertake:

1.	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time will be deemed to be the initial bona fide offering thereof;

to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C 17 CFR 230.430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act 17 CFR 230.497(b), (c), (d) or (e) as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act 17 CFR 230.430A, will be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act 17 CFR 230.497;

(ii)

the portion of any advertisement pursuant to Rule 482 under the Securities Act 17 CFR 230.482 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California on the 1st day of December, 2022.

CRESCENT PRIVATE CREDIT INCOME CORP.

By:	/s/ George P. Hawley
Name: George P. Hawley
Title: President, Secretary, Treasurer and Director